Exhibit 10.1

CONTRIBUTION AND SALE AGREEMENT

Between

Minnite Family, LLC, a West Virginia limited liability company;

Belpre I, LLC, a West Virginia limited liability company;

Belpre II, LLC, a West Virginia limited liability company;

Belpre III, LLC, a West Virginia limited liability company; and

Belpre IV, LLC, a West Virginia limited liability company

(collectively, “Seller”)

and

GMR Belpre, LLC, a Delaware limited liability company

(“Buyer”)

Property:

807 Farson St., Belpre, Ohio 45714 (Belpre I)

805 Farson St., Belpre, Ohio 45714 (Belpre II)

803 Farson St., Belpre, Ohio 45714 (Belpre III)

799 Farson St., Belpre, Ohio 45714 (Belpre IV)

March 6, 2018

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	4.27	No Other Options	12
	4.28	Survivability of Representations and Warranties	13
	4.29	Limitations Regarding Representations and Warranties	13
	4.30	Additional Representations and Warranties by OP Unit Holder	13

5.	Representations of Buyer		16
	5.1	Authority	16
	5.2	No Conflict	16
	5.3	OFAC Compliance	16

6.	Conditions Precedent		16
	6.1	Conditions Precedent to Buyer’s Obligations	16
	6.2	Conditions Precedent to Seller’s Obligations	17
	6.3	Termination of Agreement with Respect to a Removed Parcel; Election and Termination Options	18

7.	Failure of Conditions		19
	7.1	Failure of a Buyer Closing Condition	19
	7.2	Failure of a Seller Closing Condition	19

8.	Pre-Closing Matters		19
	8.1	Termination for Default	19
	8.2	Leasing Matters	19
	8.3	Adjustments of Leasing Expenses	20
	8.4	Operation of Property	20
	8.5	Contracts	20
	8.6	No Contracting for Sale of Property	20
	8.7	No Liens on Property	20
	8.8	Survival	20

9.	Closing; Deliveries		20
	9.1	Time of Closing	20
	9.2	Seller Deliveries	21
	9.3	Buyer Deliveries	23

10.	Apportionments; Taxes; Expenses		23
	10.1	Apportionments	23
	10.2	Closing Costs	25

11.	Damage or Destruction; Condemnation; Insurance		26

12.	Remedies		26
	12.1	Buyer Default	26
	12.2	Seller Default	26

13.	Possession		27

14.	Notices		27

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15.	Brokers		28

16.	Escrow Agent		28
	16.1	Obligations	28
	16.2	Reliance	28
	16.3	Indemnification	28
	16.4	Disputes	29
	16.5	Counsel	29
	16.6	Interest	29

17.	Indemnification		29
	17.1	Seller’s Indemnification	29
	17.2	Buyer’s Indemnification	29
	17.3	Definition of Exist	30

18.	Miscellaneous		30
	18.1	Assignability	30
	18.2	Governing Law; Bind and Inure	30
	18.3	Recording	30
	18.4	Time of the Essence	30
	18.5	Further Assurances	30
	18.6	Exclusivity	30
	18.7	Non-Solicitation	31
	18.8	Headings	31
	18.9	Counterparts	31
	18.10	Exhibits	31
	18.11	Use of Proceeds to Clear Title	31
	18.12	Submission not an Offer or Option	31
	18.13	Entire Agreement; Amendments	32
	18.14	Attorneys’ Fees	32
	18.15	Waiver of Jury Trial	32
	18.16	No Waiver	32
	18.17	Rules of Construction	32
	18.18	Confidentiality	32
	18.19	Section 1031 Exchange	33

19.	Additional Provisions Concerning the OP Units		33
	19.1	Redemption of OP Units	33
	19.2	Affirmative Covenants of OP Unit Holder	33
	19.3	Equitable Remedies	34
	19.4	Indemnification	34
	19.5	Evidence and Issuance of OP Units	34
	19.6	Compliance with Anti-Money Laundering Regulations, etc	34
	19.7	Transfers - Unacceptable Investors	36
	19.8	FATCA and Other Tax Provisions	37
	19.9	Survival	39

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CONTRIBUTION AND SALE AGREEMENT

This CONTRIBUTION AND SALE AGREEMENT (this “Agreement”) is entered into effective as of the 6th day of March, 2018 (the “Effective Date”), by and between Minnite Family, LLC, a West Virginia limited liability company, Belpre I, LLC, a West Virginia limited liability company, Belpre II, LLC, a West Virginia limited liability company, Belpre III, LLC, a West Virginia limited liability company, and Belpre IV, LLC, a West Virginia limited liability company, (hereinafter collectively “Seller”), GMR Belpre, LLC, a Delaware limited liability company (“Buyer”) and Minnite Family, LLC, a West Virginia limited liability company, as OP Unit Holder (as defined below). First American Title Insurance Company (“Escrow Agent”) joins in this Agreement for the limited purposes set forth herein.

BACKGROUND

A.           This Agreement is made with reference to the following property (collectively, the “Property”):

(1)          Seller’s fee interest in that certain real property located at:

•	807 Farson St., Belpre, Ohio 45714 (“Belpre I”);

•	805 Farson St., Belpre, Ohio 45714 (“Belpre II”);

•	803 Farson St., Belpre, Ohio 45714 (“Belpre III”);

•	799 Farson St., Belpre, Ohio 45714 (“Belpre IV”); and

•             certain areas adjacent to Belpre I, Belpre II, Belpre III and Belpre IV (“Minnite Family Property”),

which land is more particularly described on Exhibit “A” attached hereto and incorporated herein by this reference, together with all easements, rights and privileges appurtenant thereto, if any (each of Belpre I, Belpre II, Belpre III, Belpre IV and Minnite Family Property is a “Parcel” and all of the Parcels are collectively, the “Land”);

(2)          All of Seller’s right, title and interest in and to the four (4) medical office buildings located upon the Land (the “Buildings”), together with all improvements, structures, fixtures and parking areas located on the Land, if any, and appurtenant thereto (the Buildings and such improvements, structures, fixtures and parking areas being hereinafter collectively referred to as the “Improvements,” and the Land and the Improvements being hereinafter collectively referred to as the “Real Property”);

(3)          All of Seller’s right, title and interest in and to the tenant leases and subleases relating to the Improvements and other occupancy agreements with tenants and subtenants occupying or using all or any portion of the Real Property (collectively with all amendments thereto, the “Leases”), any and all security deposits, letters of credit, advance rental, letters of credit or like payments, if any, held by Seller (collectively, the “Security Deposits”), and all guaranties of the Leases, if any, held by Seller;

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(4)          All of Seller’s right, title and interest in and to all fixtures, equipment, appliances, and other personal property of every nature and description attached or pertaining to, or otherwise used in connection with, the Real Property, owned by Seller and located within the Real Property but expressly excluding any of the foregoing owned or leased by any tenant and any personal property owned or leased by a third party (the “Personal Property”); and

(5)          All of Seller’s right, title and interest in and to all intangible rights and property used or useful in connection with the foregoing, if any, including, without limitation, all development rights, contract rights, guaranties, licenses, plans, drawings, permits and warranties and all of Seller’s rights, title and interest, if any, in and to any service marks, logos or any trade names as well as all of Seller’s rights and remedies under all construction, design and related agreements relating to the Buildings (collectively, the “Intangible Property”); provided, however, that this provision does not include and shall not restrict in any manner Seller’s right, title and interest in and to any intangible rights and property similar in nature to the Intangible Property, but which is not related to the Real Property, Buildings, Land, or Improvements other than those which become a Removed Parcel or Removed Parcels hereunder, including, but not limited to, the use of Seller entity names, the development of real estate other than the Real Property, Buildings, Land, or Improvements owned or hereafter owned by Seller or any of Seller entities, regardless of location, and the ownership, operation, development, leasing or sale or conveyance of any Removed Parcel or Removed Parcels.

The terms “Real Property” and “Property” shall be amended to reflect the exclusion of a “Removed Parcel” (as defined in Section 6.3.1 below) from the transactions contemplated by this Agreement.

B.           Seller is prepared to sell, transfer and convey the Property to Buyer, and Buyer is prepared to purchase and accept the same from Seller, all for the Purchase Price and on the other terms and conditions hereinafter set forth.

TERMS AND CONDITIONS

In consideration of the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree:

1.           Sale and Purchase. Seller hereby agrees to sell, transfer and convey the Property to Buyer, and Buyer hereby agrees to purchase and accept the Property from Seller, in each case for the Purchase Price and subject to the other terms and conditions set forth in this Agreement.

2.           Purchase Price. The purchase price for the Property (the “Purchase Price”) shall be Sixty-Four Million Two Hundred Thousand and 00/100 Dollars ($64,200,000). Seller and Buyer hereby acknowledge and agree that the Purchase Price shall be allocated among the Parcels in the manner set forth on the attached Schedule 1 (the “Allocated Purchase Price”). Seller and Buyer agree that the Allocated Purchase Price has been arrived at by a process of arm’s length negotiations, including, without limitation, the parties’ best judgment as to the fair market value of each respective asset, and Seller and Buyer will consistently reflect those allocations on their respective federal, state and local tax returns, including any state, county and other local transfer or sales tax declarations or forms to be filed in connection with this transaction, which obligations shall survive the Closing. In the event either Seller or Buyer desires to adjust the Allocated Purchase Price between the Effective Date and the Closing, Seller and Buyer shall reasonably cooperate to effect such adjustment and Schedule 1 shall be amended to reflect such adjustment.

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The Purchase Price, subject to the terms and conditions hereinafter set forth, shall be paid to Seller by Buyer as follows:

2.1         Deposit. Within three (3) Business Days (as defined below) following the mutual execution and delivery of this Agreement by Buyer and Seller, Buyer shall deliver to Escrow Agent a deposit in the amount of One Million and 00/100 Dollars ($1,000,000) (together with any interest thereon, the “Initial Deposit”). If Buyer approves all matters pursuant to Section 3.2 hereof on or before the expiration of the Inspection Period and if the Closing has not already occurred, Buyer shall deliver to Escrow Agent an additional deposit in the amount of One Million and 00/100 Dollars ($1,000,000) (together with any interest thereon, the “Additional Deposit”) within three (3) Business Days following the expiration of the Inspection Period. The Initial Deposit and the Additional Deposit shall be referred to herein collectively as the “Deposit.” The Deposit shall be delivered to Escrow Agent in immediately available funds, to be held in escrow and delivered in accordance with this Agreement at the following address: First American Title Insurance Company, 777 S. Figueroa St., 4th Floor, Los Angeles, CA 90017, attention: Brian Serikaku, Senior Escrow Officer, telephone: (213) 271-1774, facsimile: (877) 398-1603, e-mail: bmserikaku@firstam.com. Each Seller and Buyer hereby acknowledge and agree that the Deposit shall be allocated among each Parcel in the same percentage allocation as the Purchase Price is allocated to each Building on the Property (with respect to each Property, the “Allocated Deposit”).

2.2         Payment at Closing.

(a)          OP Units. The parties acknowledge and agree that all or a portion of the Purchase Price may be payable to Minnite Family, LLC, a West Virginia limited liability company (the “OP Unit Holder”) in partnership units (the “OP Units”) in Global Medical REIT, L.P., a Delaware limited partnership (the “Operating Partnership”), Buyer’s sole member. The amount of the Purchase Price to be paid through the issuance of OP Units (the “OP Unit Issuance Amount”) and the Parcel(s) or portions thereof to be contributed in exchange for OP Units shall be determined by Seller, at its sole discretion, upon the delivery of written notice to Buyer and to Escrow Agent no later than 5:00 pm (Eastern Time) on the date that is two (2) Business Days after Buyer has delivered to Seller a copy of GMR REIT’s Annual Report on Form 10-K for the year ended December 31, 2017; provided, however that the OP Unit Issuance Amount shall not exceed Five Million Five Hundred Thousand and 00/100 Dollars ($5,500,000.00). The number of OP Units to be received by OP Unit Holder will be equal to the quotient of the portion of the Purchase Price to be received by such individual or entity divided by the greater of either (i) the Market Value (as defined below) or (ii) Nine and 00/100 Dollars ($9.00). The transfer of the OP Units to each such individual or entity shall be evidenced by an amendment (the “Operating Partnership Amendment”) to the OP Partnership Agreement (as defined in Section 4.30(d)). As used herein, the term “Market Value” shall be equal to the Volume Weighted Average Price of the common stock of Global Medical REIT Inc. as reported on the New York Stock Exchange during the twenty (20) trading days ending on the trading day immediately preceding the Closing Date. No fractional OP Units will be issued and all fractional interests, if any, shall be rounded to the nearest whole number.

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(b)          At the consummation of the transaction contemplated hereby (the “Closing”), Buyer shall deliver to Escrow Agent cash or immediately available funds in an amount equal to the Purchase Price, less the Deposit and less the OP Unit Issuance Amount. To the extent paid in cash or immediately available funds, the Purchase Price, subject to adjustments and apportionments as set forth herein, shall be paid at Closing by wire transfer of immediately available federal funds, transferred to the order or account of Seller or such other person as Seller may designate in writing.

(c)          The delivery and recording of documents and the disbursement of funds shall be effectuated through the Escrow Agent at the Closing and pursuant to the closing instructions from the parties hereto, which closing instructions shall not modify or diminish the parties’ respective obligations hereunder.

2.3         Independent Consideration. Seller and Buyer acknowledge and agree that One Hundred Dollars ($100.00) of the Deposit shall be paid to Seller if this Agreement is terminated for any reason (the “Independent Contract Consideration”), in addition to any other rights Seller may have hereunder. Moreover, Seller and Buyer acknowledge and agree that the Independent Contract Consideration has been bargained for and agreed to as additional consideration for Seller’s execution and delivery of this Agreement and is non-refundable to Buyer.

2.4         Allocation. Seller and Buyer acknowledge that no portion of the Purchase Price is allocated to the Personal Property, if any, transferred pursuant to this Agreement.

2.5         Tax Consequences to Seller. Notwithstanding anything to the contrary contained in this Agreement, including without limitation the use of words and phrases such as “sell,” “sale,” “purchase,” and “pay,” the parties hereto acknowledge, agree and consent that it is their intention that the transactions contemplated hereby be treated for federal income tax purposes (i) in accordance with Section 721 of the Internal Revenue Code of 1986, as amended (the “Code”) with respect to any portion of the Purchase Price that is payable in OP Units; and (ii) as a sale of the Property to the Operating Partnership to the extent of the Seller’s receipt of cash consideration pursuant to Section 2 of this Agreement.

3.           Property Information; Confidentiality. No later than three (3) Business Days after the Effective Date, Seller shall, to the extent the items are in Seller’s possession or are readily available to Seller, deliver to Buyer accurate and complete copies of all of the information set forth on Exhibit “K” (collectively, the “Property Information”). All Property Information shall be delivered to Attention: Alfonzo Leon, Chief Investment Officer, Global Medical REIT, address: 2 Bethesda Metro Center, Suite 440, Bethesda, Maryland 20814, telephone: (202) 524-6853, facsimile: (202) 380-0891, e-mail: AlfonzoL@globalmedicalreit.com.

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The Property Information, or much of the Property Information, is proprietary and confidential in nature, and the disclosure or use thereof in violation of these provisions will result in serious damage to Seller. Accordingly, unless otherwise required by law, including without limitation, court order, legal process or securities laws, Buyer will hold all Property Information in strict confidence, will not use or disclose to any third party or permit the use or disclosure to any third party of any Property Information except to such directors, officers, managers, members, partners, employees, agents, or representatives who need such Property Information for the proper performance of their assigned duties relating to the evaluation of the transaction contemplated hereby, and shall take appropriate action to cause their directors, officers, managers, members, partners, employees, agents, or representatives to be bound by the provisions hereof, and shall remain liable for any disclosure or misuse of such information by any such director, officer, manager, member, partner, employee, agent or representative. Buyer may disclose such Property Information to third party professional advisors for evaluation, provided that such advisors agree not to use any such Property Information except as provided in this Agreement, and provided further that Buyer shall remain liable under this Agreement for any disclosure or misuse of such Property Information by any such advisor.

In the event that either party terminates this Agreement, Buyer shall, upon request of Seller, immediately deliver or cause to be delivered to Seller, without retaining any copies thereof, or destroy, at the option of Seller, any and all documents, statements or other information obtained from the Seller containing Property Information as well as any summary, record or notation thereof, except to the extent any such summary, record or notation is subject to any attorney-client, work-product, confidentiality, or other privilege and/or except to the extent Buyer is required to retain such documents, statements, other information, summary, record or notation by law or by Buyer’s internal document retention policies.

Buyer agrees that breach of these provisions will cause Seller irreparable injury for which an adequate remedy does not exist at law alone, and that Seller may, in addition to seeking damages at law as hereinafter provided, obtain an injunction to stop any breach. Northing contained in this paragraph, however, shall limit the resort by Seller to any right or remedy available at law, including, but not limited to, available remedies pursuant to state of federal statutes protecting trade secrets or other statutory protections or remedies, or at common law, for damages or otherwise.

Notwithstanding the foregoing, these provisions shall not apply to any Property Information which (i) is or becomes generally available to the public other than as a result of improper disclosure hereunder; or (ii) was available or becomes available to Buyer on a non-confidential basis.

3.1         Entry. During the Inspection Period (as defined below), Buyer and its agents and representatives shall be entitled to enter upon the Real Property from time to time (as coordinated through Seller’s property manager), including all leased areas, upon reasonable prior notice to Seller, to perform inspections and tests of the Property, including surveys, environmental studies, examinations and tests of all structural and mechanical systems within the Improvements, to interview Seller’s key personnel and to examine the books and records of Seller and Seller’s property manager relating to the Property.

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Notwithstanding the foregoing, Buyer shall not be permitted to interfere unreasonably with Seller’s operations at the Property or disturb or interfere with any tenant’s rights, occupancy and operations at the Property, and the scheduling of any inspections shall take into account the timing and availability of access to tenants’ premises and tenant’s aforesaid rights, occupancy and operation. If Buyer wishes to engage in any testing which is invasive, which will disturb any portion of the Property, which will involve sampling, or which will involve testing of subsurface soils, surface water, or groundwater, Buyer shall obtain Seller’s prior written consent thereto which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that no such inspections, testing or sampling shall disturb or damage any improvements on or to the Property. Buyer shall indemnify and hold harmless Seller from any claims, damages, liabilities, or losses arising from any damage to persons or property directly caused by Buyer’s investigations conducted pursuant to this Section; provided, however, that Buyer shall have no obligation to indemnify, defend and hold Seller harmless from and against any such claims, damages, liabilities, or losses to the extent resulting from Seller’s acts or omissions or Buyer’s mere discovery of adverse physical conditions affecting the Property, including, without limitation, any Hazardous Materials (as defined below).

3.2         Inspection Period. The term “Inspection Period,” as used herein, shall mean the period commencing on the Effective Date and ending at 5:00 p.m. Pacific time on the date which is thirty (30) days following the Effective Date, provided, that if such date is not a Business Day (as defined below), then the Inspection Period shall continue through 5:00 p.m. Pacific time on the next Business Day following such date. Buyer may terminate this Agreement in its entirety, and only in its entirety, in its sole discretion for any reason or no reason by giving written notice of such election to Seller at any time prior to the expiration of the Inspection Period, in which event the Deposit shall automatically be refunded and returned forthwith to Buyer and, except as expressly set forth herein, neither party shall have any further liability or obligation to the other hereunder. In the absence of such written notice of termination, the contingency provided for in this Section 3.2 no longer shall be applicable, and this Agreement shall continue in full force and effect.

3.3         Title and Survey Matters. Title to the Real Property shall be examined by Buyer at its cost. If said title examination and a preliminary title report and/or any title insurance commitment Buyer may obtain from Escrow Agent (acting in its capacity as title company (the “Title Company”)), (the “Title Report”), or any survey obtained by Buyer at its cost, discloses material defects in title to the Real Property to which Buyer objects (collectively “Title Objections”), Buyer shall notify Seller in writing within twenty (20) days of Buyer’s receipt of the Title Report and/or survey. If Buyer timely notifies Seller in writing of the Title Objections, Seller shall have five (5) Business Days after receipt of such notice (the “Title Cure Period) to elect (but shall have no obligation whatsoever) to cure any Title Objection, and if so elected, shall either (a) satisfy the Title Objections at Seller’s sole cost and expense, or (b) provide Buyer and the Title Company with satisfactory evidence that Seller can and will cure such Title Objections prior to or at Closing; provided, however, Seller shall be obligated to remove, pay and/or satisfy prior to or at Closing any monetary liens against the Property (each, a “Monetary Lien”). Failure by Seller to timely respond in writing to any Title Objections shall be deemed Seller’s decision to cure any Title Objections. If Seller elects not to satisfy any of the Title Objections or otherwise fails to satisfy the Title Objections within the Title Cure Period, Buyer shall have the option, exercisable within five (5) Business Days after the expiration of the Title Cure Period, to (i) waive the unsatisfied Title Objections, in which event the unsatisfied Title Objections will become Permitted Exceptions (hereinafter defined), or (ii) terminate this Agreement in which event the Deposit shall automatically be refunded and returned forthwith to Buyer and, except as expressly set forth herein, neither party shall have any further liability or obligation to the other hereunder. If Buyer fails to notify Seller in writing within five (5) Business Days after the expiration of the Title Cure Period that Buyer has elected to terminate this Agreement pursuant to this Section 3.3, then Buyer shall be deemed to have waived all unsatisfied Title Objections. If, after the expiration of the Inspection Period, Title Company amends or adds any exception to the Title Report other than at the request of Buyer (including any liens against the Property for a liquidated amount that Seller is not obligated hereunder to satisfy at Closing), the Title Company will notify Buyer and Seller immediately. Within two (2) Business Days after Buyer receives notice from Title Company (and the Closing Date shall be extended if needed so that the Closing shall not occur prior to the end of such two (2) Business Day period), together with a copy of such intervening lien or matter, Buyer shall notify Seller in writing of any objections thereto (a “Supplemental Title Objection”). If Buyer fails to notify Seller of such Supplemental Title Objection within such two (2) Business Day period, Buyer shall be deemed to have waived any objection and approved all such exceptions. If the Supplemental Title Objection is material and adverse to the Property, is not caused by Buyer and Seller does not agree to remove such matter (other than any Monetary Lien), then Buyer may within two (2) Business Days after the Supplemental Title Objection, terminate this Agreement in which event the Deposit shall automatically be refunded and returned forthwith to Buyer and, except as expressly set forth herein, neither party shall have any further liability or obligation to the other hereunder. If Seller has not received written notice from Buyer that Buyer has elected to terminate this Agreement within such two (2) Business Day period of time, then Buyer shall be deemed to have waived any unsatisfied Supplemental Title Objection. “Permitted Exceptions” shall mean any title or survey item, other than Monetary Liens: (i) not raised as Title Objections by Buyer, or (ii) raised as Title Objections by Buyer but thereafter waived or deemed waived.

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Buyer shall have the right, but is not obligated, to obtain a current survey of the Property which shall be at Buyer’s sole expense.

3.4         Memoranda of Leases. No later than three (3) Business Days prior to the end of the Inspection Period, Seller shall cause to be recorded a memorandum of lease with respect to each Lease. Such memorandum shall be in a form acceptable to Buyer in its sole discretion. In the event Seller is unable to cause to be recorded a memorandum of lease with respect to a Lease despite using commercially reasonable efforts to do so, such failure shall not constitute a default by Seller under this Agreement.

4.           Representations and Warranties of Seller. Seller represents and warrants to Buyer as follows:

4.1         Authority. Seller has all requisite power and authority to enter into this Agreement and perform its obligations hereunder. The execution, delivery and performance of this Agreement and all documents contemplated hereby by Seller has been duly and validly authorized by all necessary action on the part of Seller, and all required consents and approvals have been duly obtained and will not result in a breach of any of the terms or provisions of, or constitute a default under any indenture, agreement or instrument to which any Seller is a party, other than those related to Monetary Liens to be resolved, paid and/or satisfied prior to or at Closing. This Agreement is a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting the rights of creditors generally.

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4.2         No Conflict. Neither the execution, delivery or performance of this Agreement nor compliance herewith (i) conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under (a) any agreement or instrument to which Seller is a party or by which all or any part of the Property is bound other than those related to Monetary Liens to be resolved, paid and/or satisfied prior to or at Closing or (b) any law or any order, writ, injunction or decree of any court or governmental authority, (ii) results in the creation or imposition of any lien, charge or encumbrance upon its property pursuant to any such agreement or instrument, or (iii) violates any restriction, requirement, covenant or condition to which all or any part of the Property is bound.

4.3         OFAC Compliance. To the best of Seller’s knowledge, Seller is in compliance with the requirements of Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) (the “Order”) and other similar requirements contained in the rules and regulations of the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) and in any enabling legislation or other Executive Orders or regulations in respect thereof (the Order and such other rules, regulations, legislation or executive orders are collectively referred to herein as the “Orders”). To the best of Seller’s knowledge, neither Seller nor any beneficial owner of Seller:

4.3.1       is listed on the Specifically Designated Nationals and Blocked Persons List maintained by OFAC pursuant to the Orders or on any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Orders (collectively, the “Lists”);

4.3.2       is a person who has been determined by competent authority to be subject to the prohibitions contained in the Orders;

4.3.3       is owned or controlled by, or acts for or on behalf of, any person or entity listed on the Lists or any other person or entity who has been determined by competent authority to be subject to the prohibitions contained in the Orders; or

4.3.4       shall transfer or permit the transfer of any interest in Seller or any beneficial owner in Seller to any person or entity who is, or any of whose beneficial owners are, listed on the Lists.

4.4         No Governmental Authority Required. To the best of Seller’s knowledge, no authorization, consent or approval of any governmental authority (including, without limitation, courts) is required for the execution and delivery by Seller of this Agreement or the performance of its obligations hereunder.

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4.5         Credit of the Property. Seller has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition by Seller’s creditors, (iii) suffered the appointment of a receiver to take possession of all or substantially all of Seller’s assets, (iv) suffered the attachment or other judicial seizure of all, or substantially all, of Seller’s assets, (v) admitted in writing its inability to pay its debts as they come due or (vi) made an offer of settlement, extension or composition to its creditors generally.

4.6         Governmental Commitments. Seller has not entered into any material commitments or agreements with any governmental authorities or agencies affecting the Property, except as set forth on Exhibit “C”.

4.7         Leases. Seller has delivered or made available to Buyer true and complete copies of the Leases. The list of Leases set forth on Exhibit “B” attached hereto is true, correct and complete. Each of the Leases is in full force and effect. Seller is “landlord” or “lessor” under the Leases and is entitled to assign to Buyer without the consent of any party, the Leases. Seller has no ownership interest in, or any other affiliation with, any tenant. The rent roll provided to Buyer is true, correct, and complete. There are no rights to renew, extend or terminate the Leases or expand any tenant lease premises, except as shown in the rent roll or the Leases. There is no Lease which provides that a tenant pays rent in the form of percentage rent. No rent or other payments have been collected in advance for more than one (1) month and no rents or other deposits are held by Seller, except the security deposits described on the rent roll and rent for the current month. Neither Seller nor any tenant is in default under its respective Lease, and there exists no condition or circumstance or written notice of any condition or circumstance which, with the passage of time, would constitute a default under any of the Leases by any party. No tenant has asserted any claim of offset or other defense in respect of its or Seller’s obligations under its respective Lease. No tenant has (i) filed for bankruptcy or taken any similar debtor-protection measure, (ii) defaulted under its Lease, (iii) discontinued operations at the Property or (iv) given notice of its intention to do any of the foregoing.

4.8         No Condemnation. Seller has not received any written notice of any pending or contemplated condemnation, eminent domain or similar proceeding with respect to all or any portion of the Real Property and, to Seller’s knowledge, no such proceedings are threatened.

4.9         Contracts. There are no construction, management, commission, brokerage, leasing, service, equipment, supply, maintenance or concession agreements entered into by or on behalf of Seller in effect with respect to the Real Property or the Personal Property which cannot be terminated upon thirty (30) days’ prior written notice without penalty, except as set forth in Exhibit “C”. All other construction, management, commission, brokerage, leasing, service, equipment, supply, maintenance or concession agreements entered into by or on behalf of Seller in effect with respect to the Real Property or the Personal Property are listed on Exhibit “C-1”. The agreements listed on Exhibit “C” and Exhibit “C-1” are, collectively, the “Contracts”). Seller has delivered or made available to Buyer true and complete copies of the Contracts. Seller has not, within the last year, received any written notice of any default under any contract that has not been cured or waived. To Seller’s knowledge, neither Seller nor any counterparty is in material default under any Contracts, and no event exists which, with the passage of time or the giving of notice or both, will become a material default thereunder on the part of Seller or any counterparty.

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4.10       Tenant Improvement Allowances. There are no tenant improvement allowances, tenant improvement obligations of Landlord, leasing commissions and/or rent concessions with respect to any of the Leases.

4.11       Correction of Conditions. Seller has not received any written notice from, and there are no grounds for, any association, declarant or easement holder requiring the correction of any condition with respect to the Property, or any part thereof, by reason of a violation of any other restrictions or covenants recorded against the Property. Seller is not in default under any such document, nor, to Seller’s knowledge, is any other party subject to any such document.

4.12       Compliance. Seller has not received any written notice from, and there are no grounds for, any governmental agency requiring the correction of any condition with respect to the Property, or any part thereof, by reason of a violation of any applicable federal, state, county or municipal law, code, rule or regulation (including, but not limited to, those respecting the Americans With Disabilities Act), which has not been cured or waived. Seller and the Property are in compliance with all applicable federal, state, county and municipal laws, codes, rules and/or regulations. Seller has not received written notice from any governmental agency or other body of any existing violations of any federal, state, county or municipal laws, ordinances, orders, codes, regulations or requirements affecting the Property which have not been cured.

4.13       Zoning. To the best of Seller’s knowledge, the Property is properly zoned for its current use. To the best of Seller’s knowledge, there is no pending or, to Seller’s knowledge, threatened request, application or proceeding to alter or restrict the zoning or other use restrictions applicable to the Property. To the best of Seller’s knowledge, there is no plan, study or effort by any governmental authority or agency or any private party or entity that in any way affects or would affect the authorization of the current use and operation of the Property.

4.14       Property Permits. Seller has not received any written notice of an intention to revoke or suspend any certificate of occupancy, license, or permit issued in connection with the Property.

4.15       Structural Defects. To the best of Seller’s knowledge, there are no material defects in the structural elements of the Improvements and all Improvements (including, without limitation, machinery, equipment, electrical, plumbing, heating and air conditioning systems and equipment) located on the Property are in good mechanical working order, condition and repair, and are structurally safe and sound and have no material defect (reasonable wear and tear excepted), and there is no leak or material defect in any roof located upon the Property.

4.16       Utilities. All water, sewer, gas, electric, telephone, and drainage facilities and all other utilities required by applicable law for the present use and operation of the Property are installed across public property or valid easements to the boundary lines of the Land, and are connected pursuant to valid permits (to the extent required) with all installation and connection charges paid in full, and Seller has received no notice that such facilities are inadequate to service the Property or are not in good operating condition, and such facilities are adequate to service the Property and are in good operating condition.

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4.17       Hazardous Materials. To the best of Seller’s knowledge, and except as reflected in any report of environmental site assessments or similar report provided by Seller to Buyer, there are no Hazardous Materials (as defined below) stored on, incorporated into, located on, present in or used on the Property in violation of, and requiring remediation under, any laws, ordinances, statutes, codes, rules or regulations. For purposes of this Agreement, the term “Hazardous Materials” shall mean any substance which is or contains: (i) any “hazardous substance” as now or hereafter defined in Section 101(14) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. § 9601, et seq.) (“CERCLA”) or any regulations promulgated under CERCLA; (ii) any “hazardous waste” as now or hereafter defined in the Recourse Conservation and Recovery Act (42 U.S.C. § 6901, et seq.) (“RCRA”) or regulations promulgated under RCRA; (iii) any substance regulated by the Toxic Substances Control Act (15 U.S.C. § 2601, et seq.); (iv) gasoline, diesel fuel or other petroleum hydrocarbons; (v) asbestos and asbestos containing materials, in any form, whether friable or non-friable; (vi) polychlorinated biphenyls; (vii) radon gas; or (viii) any additional substances or materials which are now or hereafter classified or considered to be hazardous or toxic under any laws, ordinances, statutes, codes, rules, regulations, agreements, judgments, orders and decrees now or hereafter enacted, promulgated, or amended, of the United States, the state, the county, the city or any other political subdivision in which the Property is located and any other political subdivision, agency or instrumentality exercising jurisdiction over the owner of the Property, the Property or the use of the Property relating to pollution, the protection or regulation of human health, natural resources or the environment, or the emission, discharge, release or threatened release of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or waste into the environment (including, without limitation, ambient air, surface water, ground water or land or soil). Notwithstanding the foregoing, Seller represents and warrants that none of the Buildings and Improvements nor any portion thereof contains any asbestos or asbestos containing materials, in any form, whether friable or non-friable. To the best of Seller’s knowledge, neither the Property nor any portion thereof contains any form of toxic mold. No treatment has been undertaken by Seller with respect to termite or similar infestation, fungi, or dry rot on the Property other than normal periodic service, and there is no damage to any portion of the Property from termite or similar infestation, fungi or dry rot.

4.18       Litigation. There is no action, suit, court or arbitration proceedings, or administrative action or proceeding, which is pending or threatened against or affecting the Property or arising out of the ownership, management or operation of the Property.

4.19       FIRPTA. Seller is not a “foreign person” as defined in Section 1445(f)(3) of the Internal Revenue Code.

4.20       Liens. To the best of Seller’s knowledge, there are no claims pending or unpaid bills which would result in the creation of any lien on the Property for any improvements completed or in progress, including, but not limited to, water, sewage, street paving, electrical or power improvements. To the best of Seller’s knowledge, there are no delinquent bills or claims in connection with any repair of the Property or other work or material purchased in connection with the Property which will not be paid by or at the Closing or placed in escrow pursuant to the provisions of this Agreement.

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4.21       Insurance. Seller has received no notices or requests from any insurance company issuing any policy of insurance covering the Property requesting the performance of any work with respect to the Property which has not been fully complied with.

4.22       Operation. Seller has not received any written notice relating to the operation of the Property from any agency, board, commission, bureau or other instrumentality of any government, whether federal, state or local, that, Seller is not in compliance in all material respects with, nor does Seller have any knowledge that Seller is not in compliance with, all applicable statutes, rules, regulations and requirements of all federal, state and local commissions, boards, bureaus and agencies having jurisdiction over Seller and the Property. With respect to the Property, Seller has timely filed all reports, data and other information required to be filed with such commissions, boards, bureaus and agencies where a failure to file timely would have a material adverse effect on the transactions contemplated hereby or the intended operation of the Property.

4.23       Change of Facts. Seller shall immediately notify Buyer, in writing, of any event or condition known to Seller which occurs prior to the Closing, which causes a material adverse change in the facts relating to, or the truth of, any of the representations or warranties.

4.24       On-Site Employees. There are no on-site employees of Seller or its affiliates at the Property, and upon the Closing Date, Buyer shall have no obligation to employ or continue to employ any individuals employed by Seller or its affiliates in connection with the Property.

4.25       Information. All information given by Seller to Buyer in this Agreement or in connection with the transactions contemplated hereunder shall be true and accurate in every material respect as of the date hereof and at the Closing. Seller has not failed to disclose and deliver any material fact, document or information to Buyer necessary to make the statements herein or otherwise provided in connection with the transactions contemplated hereunder not misleading. Seller has not failed to disclose and deliver any material fact, document or information to Buyer relating to the operation, use or marketability of the Property. Seller has no knowledge or information of any facts, circumstances, or conditions that are inconsistent with the representations and warranties contained herein. Seller shall promptly inform Buyer in writing if there occurs any (i) material adverse change in the condition, financial or otherwise, of the Property, or the operation thereof, at any time prior to the Closing Date or (ii) if any information, document, agreement or other material delivered to Buyer is amended, superseded, modified or supplemented.

4.26       Seller’s Knowledge. As used herein, “to Seller’s knowledge”, “knowledge of Seller”, “best of Seller’s knowledge” and similar references to knowledge of Seller shall mean the actual knowledge of Jason R. Minnite, who is knowledgeable about the Property after checking with key employees at the Property and the property manager, if any.

4.27       No Other Options. Other than this Agreement and the Permitted Exceptions, the Property is not subject to any outstanding agreement(s) of sale or options, rights of first refusal or other rights of purchase.

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4.28       Survivability of Representations and Warranties. The representations and warranties of Seller and Buyer set forth in this Agreement are remade as of the Closing Date and shall not be deemed to be merged into or waived by the instruments of Closing and shall survive for one (1) year after the Closing Date.

4.29       Limitations Regarding Representations and Warranties. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, IT IS UNDERSTOOD AND AGREED THAT SELLER IS NOT MAKING AND HAS NOT AT ANY TIME MADE ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OR REPRESENTATIONS AS TO HABITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

BUYER ACKNOWLEDGES AND AGREES THAT UPON CLOSING SELLER SHALL SELL AND CONVEY TO BUYER AND BUYER SHALL ACCEPT THE PROPERTY “AS IS, WHERE IS, WITH ALL FAULTS”, EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, AND/OR IN THE TRANSACTION DOCUMENTS REFERENCED HEREIN.

4.30       Additional Representations and Warranties by OP Unit Holder. OP Unit Holder represents and warrants to Buyer as follows:

(a)          Tax Advice. OP Unit Holder represents and warrants that it has obtained from its own counsel advice regarding the tax consequences of (i) the receipt of the OP Units as consideration for a portion of the Purchase Price, (ii) OP Unit Holder’s admission as a limited partner of the Operating Partnership and (iii) any other transaction contemplated by this Agreement. OP Unit Holder further represents and warrants that it has not relied on Buyer, the Operating Partnership, Global Medical REIT Inc., a Maryland corporation (“GMR REIT”) or any of their affiliates, representatives or counsel for such tax advice.

(b)          OP Unit Holder represents and warrants that it is an “accredited investor” as defined in Section 501 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). OP Unit Holder has contemporaneously herewith provided Buyer and the Operating Partnership with a duly executed Accredited Investor Questionnaire, a form of which is attached hereto as Exhibit “P” (the “Investor Questionnaire”). No event or circumstance has occurred since delivery of such Investor Questionnaire to make the statements contained therein false or misleading.

(c)          OP Unit Holder is acquiring the OP Units for investment for its own account and not with a view to, or in connection with, a distribution thereof within the meaning of Section 2(11) of the Securities Act or the securities laws of Ohio, West Virginia or any other state.

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(d)          OP Unit Holder acknowledges that no portion of the OP Units or the shares of GMR REIT issuable upon redemption thereof (the “Common Stock”) pursuant to the Operating Partnership’s Partnership Agreement (the “OP Partnership Agreement”), a copy of which is attached hereto as Exhibit “Q”, have been registered under the securities laws of any U.S. or non-U.S. jurisdiction, including, without limitation, the Securities Act or the securities laws of Ohio or any other state. OP Unit Holder further acknowledges that the OP Units are being offered and sold under this Agreement pursuant to one or more exemptions from registration under the Securities Act and applicable state securities laws based in part upon OP Unit Holder’s representations in this Agreement. OP Unit Holder acknowledges that the OP Units and the Common Stock are subject to substantial restrictions on transfer as set forth in the OP Partnership Agreement, under the Securities Act and applicable state securities laws and as set forth herein.

(e)          OP Unit Holder understands that there will be no public market for the OP Units, that it cannot dispose of the OP Units or the Common Stock except pursuant to an effective registration statement under the Securities Act or an exemption from registration thereunder, and that neither GMR REIT nor the Operating Partnership has any obligation or intention to register any of the OP Units or the Common Stock or to take action so as to permit sales pursuant to the Securities Act (including Rule 144 promulgated thereunder which permits limited resales of shares purchased in a private placement subject to the satisfaction of certain conditions). OP Unit Holder understands that the operating performance of GMR REIT and the Operating Partnership is subject to risks associated with the real estate industry, that stock values are subject to fluctuations and cycles in value and demand, and that it must bear the economic risk of the investment in the OP Units for an indefinite period of time. OP Unit Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Operating Partnership and making an informed investment decision with respect thereto. OP Unit Holder is able to bear the substantial economic risks related to an investment in the Operating Partnership for an indefinite period of time, has no need for liquidity in such investment, and, at the present time, can afford a complete loss of such investment.

(f)           OP Unit Holder acknowledges having received and reviewed this Agreement and the OP Partnership Agreement and agrees to and accepts all of the terms hereof and thereof, including, without limitation, Article IX of the OP Partnership Agreement. OP Unit Holder also expressly acknowledges and agrees that upon OP Unit Holder’s submission of an executed Joinder page to the OP Partnership Agreement at the Closing (the “Joinder”), and receipt of a fully executed OP Partnership Agreement with a revised Exhibit A showing OP Unit Holder’s limited partnership interest in the Operating Partnership, OP Unit Holder shall be a “Limited Partner” as defined in the OP Partnership Agreement and shall have all the rights and responsibilities of a Limited Partner under the OP Partnership Agreement.

(g)          OP Unit Holder acknowledges that GMR REIT is a publicly listed REIT whose public filings are accessible on the SEC’s EDGAR website and that OP Unit Holder has had an opportunity to review, and has reviewed, GMR REIT’s public filings that have been filed as of the date of this Agreement. In addition, OP Unit Holder will have access to, and will review, all public filings made by GMR REIT from the date of this Agreement through the Closing Date, including but not limited to GMR REIT’s Annual Report on Form 10-K for the year ended December 31, 2017. Simultaneously with providing Buyer with notification of the OP Unit Issuance Amount, OP Unit Holder shall deliver to buyer an executed copy of the Document Receipt attached hereto (the “Document Receipt”) indicating that OP Unit Holder has reviewed the public filings listed on the Document Receipt.

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(h)          OP Unit Holder has received and reviewed all other information and documents about or pertaining to GMR REIT, the Operating Partnership, the business and prospects of GMR REIT and the Operating Partnership and the issuance of the OP Units as OP Unit Holder deems necessary or desirable, and has been given the opportunity to obtain any additional information or documents and to ask questions and receive answers about such information and documents, GMR REIT, the Operating Partnership, the business and prospects of GMR REIT and the Operating Partnership and the OP Units that OP Unit Holder deems necessary or desirable to evaluate the merits and risks related to its investment in the OP Units and to conduct its own independent valuation of the OP Units; and OP Unit Holder understands and has taken cognizance of all risk factors related to the purchase of the OP Units. IN ACQUIRING THE OP UNITS AND ENGAGING IN THIS TRANSACTION, OP UNIT HOLDER IS NOT RELYING UPON ANY REPRESENTATIONS MADE TO IT BY GMR REIT, THE OPERATING PARTNERSHIP, OR ANY OF THE OFFICERS, EMPLOYEES, OR AGENTS OF THE OPERATING PARTNERSHIP NOT CONTAINED IN THIS AGREEMENT OR ANY OTHER AGREEMENT EXECUTED IN CONNECTION WITH THIS TRANSACTION. OP Unit Holder is relying upon its own independent analysis and assessment (including with respect to taxes), and the advice of OP Unit Holder’s advisors (including tax and investment advisors), and not upon that of GMR REIT, the Operating Partnership or any of their respective advisors or affiliates, for purposes of evaluating, entering into, and consummating the transactions contemplated by this Agreement.

(i)           OP Unit Holder recognizes that an investment in the Operating Partnership involves investment risks and it has taken full cognizance of and understands all of the risk factors relating to the purchase of the OP Units. OP Unit Holder acknowledges and is aware that no U.S. or non-U.S. federal, state, or local agency has made or will make any finding or determination as to the fairness of an investment in the OP Units, nor any recommendation or endorsement of such an investment. OP Unit Holder recognizes that none of the Operating Partnership, GMR REIT or any other person has promised, represented, or guaranteed: (i) the safety of any capital investment in the Operating Partnership; (ii) that the Operating Partnership will be profitable; or (iii) that any particular investment return will be achieved by the Operating Partnership. Further, OP Unit Holder understands that any such promise, representation, or guarantee, if made, would be strictly unauthorized and should not be relied on by OP Unit Holder.

(j)           OP Unit Holder is not investing in OP Units as a result of or subsequent to any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or presented at any investment seminar, or meeting open to the public.

(k)          Buyer, Seller and OP Unit Holder have determined that the terms and conditions of the transactions contemplated by this Agreement, on an overall basis, are fair and reasonable.

(l)           The residence address of OP Unit Holder and percentage interest of OP Unit Holder in the issuance of the OP Units is set forth in Schedule 4.30 attached hereto.

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5.           Representations of Buyer. Buyer represents and warrants that:

5.1         Authority. Buyer is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement and all documents and actions contemplated hereby by Buyer has been duly authorized by all necessary action on the part of Buyer, and all required consents and approvals have been duly obtained. This Agreement is a legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms.

5.2         No Conflict. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereunder on the part of Buyer does not and will not violate any applicable law, ordinance, statute, rule, regulation, order, decree or judgment, conflict with or result in the breach of any material terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge, or encumbrance upon any of the property or assets of Buyer by reason of the terms of any contract, mortgage, lien, lease, agreement, indenture, instrument or judgment to which Buyer is a party or which is or purports to be binding upon Buyer or which otherwise affects Buyer, which will not be discharged, assumed or released at Closing. No action by any federal, state or municipal or other governmental department, commission, board, bureau or instrumentality is necessary to make this Agreement a valid instrument binding upon Buyer in accordance with its terms.

5.3         OFAC Compliance. Buyer is in compliance with the requirements of the Order and other similar requirements contained in the rules and regulations of OFAC and in any enabling legislation or other Orders. Buyer is not, and with respect to Section 5.3.4 below, shall not:

5.3.1       listed on the Lists;

5.3.2       a person who has been determined by competent authority to be subject to the prohibitions contained in the Orders;

5.3.3       known to Buyer to be owned or controlled by, or acts for or on behalf of, any person or entity listed on the Lists or any other person or entity who has been determined by competent authority to be subject to the prohibitions contained in the Orders; or

5.3.4       transfer or permit the transfer of any interest in Buyer or any beneficial owner in Buyer to any person or entity who is known to Buyer to be on the Lists.

6.           Conditions Precedent.

6.1         Conditions Precedent to Buyer’s Obligations. All of Buyer’s obligations hereunder are expressly conditioned on the satisfaction at or before the time of Closing hereunder, or at or before such earlier time as may be expressly stated below, of each of the following conditions (each a “Buyer Closing Condition” and, collectively, the “Buyer Closing Conditions”):

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6.1.1       Accuracy of Representations. All of the representations and warranties of Seller contained in this Agreement shall have been true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same effect as if made on and as of such date.

6.1.2       Performance. Seller shall have performed, observed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, observed and complied with on its part prior to or as of Closing hereunder.

6.1.3       Documents and Deliveries. All instruments and documents required on Seller’s part to effectuate this Agreement and the transactions contemplated hereby shall be delivered at Closing and shall be in form and substance consistent with the requirements herein.

6.1.4       Title Policy. On the Closing Date, the Title Company shall be unconditionally obligated and prepared, subject to the payment of the applicable title insurance premium and other related charges, to issue to Buyer a 2006 ALTA Extended Coverage Owner’s Policy of Title Insurance insuring the fee simple title to the Real Property in Buyer with liability in the amount of the Purchase Price, subject only to the Permitted Exceptions.

6.1.5       Estoppel Certificates. Upon Buyer’s request, Buyer shall have received from Seller, no later than five (5) days prior to Closing, estoppel certificates from each of the tenants at the Property and each guarantor of each Lease at the Property substantially in the form of Exhibit “L” attached hereto (an “Estoppel Certificate” or “Estoppel Certificates”). Buyer shall have the right to review and approve all Estoppel Certificates before such Estoppel Certificates are sent to any tenant or guarantor for execution. All Estoppel Certificates received shall be dated (i) not more than thirty (30) days prior to Closing. In the event Seller is unable to deliver such Estoppel Certificates to Buyer despite making commercially reasonable efforts to obtain such Estoppel Certificates, such failure shall constitute the failure of a Buyer Closing Condition but such failure shall not constitute a default by Seller under this Agreement.

6.1.6       Subordination and Non-Disturbance Agreements (SNDAs). In addition, upon request by Buyer’s lender, Seller shall request from the tenants at the Property, and promptly deliver to Buyer to the extent received, a subordination, nondisturbance and attornment agreement (an “SNDA”) in such form requested by Buyer’s lender. All SNDAs received shall be dated not more than thirty (30) days prior to Closing.

6.2         Conditions Precedent to Seller’s Obligations. All of Seller’s obligations hereunder are expressly conditioned on the satisfaction at or before the time of Closing hereunder, or at or before such earlier time as may be expressly stated below, of each of the following conditions (each a “Seller Closing Condition” and, collectively, the “Seller Closing Conditions”):

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6.2.1       Accuracy of Representations. All of the representations and warranties of Buyer contained in this Agreement shall have been true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same effect as if made on and as of such date.

6.2.2       Performance. Buyer shall have performed, observed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, observed and complied with on its part prior to or as of Closing hereunder.

6.2.3       Documents and Deliveries. All instruments and documents required on Buyer’s part to effectuate this Agreement and the transactions contemplated hereby shall be delivered at Closing and shall be in form and substance consistent with the requirements herein.

6.3         Termination of Agreement with Respect to a Removed Parcel; Election and Termination Options.

6.3.1       Definition of Removed Parcel. For purposes of this Agreement, a “Removed Parcel” shall be defined as any Parcel that is excluded from the transactions contemplated under this Agreement by Buyer’s election pursuant to the provisions of Section 7.1, Section 11 or Section 12.2, the provisions of which Sections constitute the only basis upon which a Parcel or Parcels can be excluded from the transaction contemplated by this Agreement and such exclusion shall only apply to the Parcel or Parcels to which the conditions of such Sections apply.

6.3.2       Buyer’s Right to Terminate. If any Parcel is deemed or treated as a Removed Parcel, then (unless otherwise specifically set forth in this Agreement): (a) the Purchase Price for all Parcels minus the Removed Parcel (the “Remaining Parcels”) shall be reduced by an amount equal to the Allocated Purchase Price for the Removed Parcel, (b) the Allocated Deposit for the Removed Parcel shall be returned to Buyer and the Deposit shall be reduced accordingly, (c) Buyer and Seller shall each be liable for one-half of any escrow fees or charges allocated to the Removed Parcel, (d) Buyer and Seller shall promptly execute and deliver to Escrow Agent or the Title Company such documents as the parties, Escrow Agent or the Title Company may reasonably require to evidence the withdrawal of the Removed Parcel, (e) all instruments in escrow relating solely to such Removed Parcel shall be returned to the Party depositing the same, (f) Buyer shall return all items relating to such Removed Parcel previously delivered by Seller to Buyer at Seller’s written request (without representation or warranty of any kind, express or implied), (g) all of Seller’s and Buyer’s rights, liabilities, obligations, representations and warranties with respect to such Removed Parcel shall be void and of no further force and effect, except for any indemnity obligations of any Party with respect to such Removed Parcel pursuant to the provisions of this Agreement or as otherwise expressly stated in this Agreement to survive termination of this Agreement with respect to the Removed Parcel and (h) all of Seller’s and Buyer’s rights, liabilities, obligations, representations and warranties with respect to the Remaining Parcels, together with all of the other applicable terms of this Agreement, shall remain in full force and effect with respect to all Remaining Parcels. The provisions of this Section 6.3.2 shall survive the Closing or earlier termination of this Agreement.

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6.3.3       Seller’s Right to Terminate. In the event that any Parcel or Parcels are treated as a Removed Parcel or Removed Parcels pursuant to the provisions of Section 7.1 (other than in the event such Parcel or Parcels are treated as a Removed Parcel or Removed Parcels because a Buyer Closing Condition is not satisfied as a result of a breach by Seller) or Section 11, Seller shall have the option, at Seller’s sole discretion, to (i) proceed with the transaction contemplated by this Agreement pursuant to Section 6.3.2, or (ii) terminate this Agreement as to all Parcels. In the latter event, the Deposit shall automatically be refunded and returned to Buyer and, except as expressly set forth herein, all obligations, liabilities and rights of the parties under this Agreement shall terminate.

7.           Failure of Conditions.

7.1         Failure of a Buyer Closing Condition. In the event a Buyer Closing Condition is not satisfied by the Closing Date, then Buyer shall have the option, at Buyer’s sole discretion, to (i) waive the applicable Buyer Closing Condition and proceed with Closing but preserving its other rights and remedies hereunder, or (ii) decline to proceed to Closing. In the latter event, except as expressly set forth herein, all obligations, liabilities and rights of the parties under this Agreement shall terminate and the Deposit shall be returned to Buyer. Notwithstanding the foregoing, in the event that a Buyer Closing Condition is not satisfied as a result of a breach by Seller, Buyer shall have the rights and remedies set forth in Section 12.2 herein.

7.2         Failure of a Seller Closing Condition. In the event a Seller Closing Condition is not satisfied by the Closing Date, then Seller shall have the option, at Seller’s sole discretion, to (i) waive the applicable Seller Closing Condition and proceed with Closing, or (ii) decline to proceed to Closing. In the latter event, if a Seller Closing Condition is not satisfied as a result of a breach by Buyer, Seller shall have the rights and remedies set forth in Section 12.1 herein.

8.           Pre-Closing Matters. From and after the expiration of the Inspection Period and until the Closing or earlier termination of this Agreement, except as otherwise set forth below:

8.1         Termination for Default. Notwithstanding anything in this Agreement to the contrary, prior to the expiration of the Inspection Period, Seller may cancel or terminate any Lease or commence collection, unlawful detainer or other remedial action against any tenant with Buyer’s consent, not to be unreasonably withheld, upon the occurrence of a default by the tenant under said Lease. Seller shall deliver to Buyer copies of all default notices and correspondence delivered to or received from any of the tenants in connection with the Leases after the Effective Date of this Agreement.

8.2         Leasing Matters. Seller shall not effect any material change in any Lease, renew or extend the term of any Lease or enter into any new Lease, sublease or license or cancel or terminate any Lease, or otherwise engage in any other leasing activity at the Property.

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8.3         Adjustments of Leasing Expenses. Any tenant improvement costs, rent abatements, concessions or commissions under Leases or renewals, or any other tenant inducement provided by Seller to any tenant, entered into prior to the Effective Date, whether payable prior to or after the Closing, shall be Seller’s responsibility and credited to Buyer at the Closing if not paid by Seller prior to the Closing. To the extent that any tenant terminates its Lease and pays a termination penalty pursuant to the terms of its Lease, the termination penalty shall be paid to Buyer and if paid to Seller prior to the Closing, shall be credited to Buyer at the Closing.

8.4         Operation of Property. From and after the date of this Agreement and until the Closing or earlier termination of this Agreement, Seller shall operate, maintain and manage the Property in the same manner as Seller has in the past, including continuing repair and preventative maintenance and maintenance of adequate insurance with respect thereto.

8.5         Contracts. Buyer shall give notice to Seller on or before the expiration of the Inspection Period of any Contracts listed on Exhibit “C-1” which Buyer elects to continue after Closing (collectively, together with the Contracts listed on Exhibit “C”, the “Assigned Contracts”). The Assigned Contracts shall be assigned to and assumed by Buyer at Closing and Seller shall take such steps as are reasonably necessary to terminate all Contracts other than the Assigned Contracts. From and after the Effective Date of this Agreement through the end of the Inspection Period, (i) Seller shall not, without Buyer’s prior written consent, enter into any new Contracts not identified on Exhibit “C” or Exhibit “C-1” except such Contracts that are terminable with no more than 30 days written notice without a termination fee or penalty and (ii) Seller shall provide Buyer with copies of any new Contracts. From and after the expiration of the Inspection Period, Seller shall not enter into any new Contracts without the prior written consent of Buyer.

8.6         No Contracting for Sale of Property. Seller shall not enter into any contract or other written agreement for sale of the Property with any other party and shall not take any action which materially and negatively impacts the marketability and/or value of the Property. Notwithstanding any provisions herein to the contrary, Buyer shall have any and all rights and remedies available at law and equity in the event Seller does not comply with the preceding sentence.

8.7         No Liens on Property. Seller shall not voluntarily create any liens, easements or other conditions affecting any portion of the Property without the prior written consent of Buyer.

8.8         Survival. The provisions of this Section 8 shall survive for one (1) year after the Closing.

9.           Closing; Deliveries.

9.1         Time of Closing. The Closing shall take place on the date that is fifteen (15) days after the expiration of the Inspection Period (such date, the “Closing Date”) through an escrow closing with the Escrow Agent, unless otherwise agreed to in writing by both Seller and Buyer. If any date on which the Closing would occur by operation of this Agreement is not a Business Day, the Closing shall occur on the next Business Day; provided, that if the next Business Day is a Monday, then the Closing shall occur on the next successive Business Day. As used in this Agreement, “Business Day” shall mean any day which is not a Saturday, a Sunday or a state or federal legal holiday.

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9.2         Seller Deliveries. On or prior to the Closing Date, Seller shall deliver to Escrow Agent for delivery and recording as appropriate to such documents the following:

9.2.1       One (1) original limited warranty deed (the “Deed”) for the Real Property from Seller, substantially in the form attached hereto as Exhibit “E,” duly executed and acknowledged by Seller.

9.2.2       Two (2) originals of a bill of sale (the “Bill of Sale”) for the Personal Property from Seller, substantially in the form attached hereto as Exhibit “F,” duly executed by Seller.

9.2.3       Two (2) originals of an assignment and assumption of Leases, Contracts and Security Deposits (the “Assignment and Assumption of Leases, Contracts and Security Deposits”) from Seller, substantially in the form attached hereto as Exhibit “G,” duly executed and acknowledged by Seller.

9.2.4       Two (2) originals of an assignment of the Intangible Property (the “Assignment of Intangible Property”) from Seller, substantially in the form attached hereto as Exhibit “H,” duly executed by Seller.

9.2.5       Any customary certificates and affidavits, including, but not limited to, a “gap” indemnity and an owner’s affidavit sufficient for Title Company to issue, without extra charge, an owner’s policy of title insurance free of any exceptions for unfiled mechanics’ or materialmen’s liens for work performed by Seller (but not any tenants) prior to Closing, or for rights of parties in possession (other than tenants under the Leases).

9.2.6       One (1) original of a Non-Foreign Affidavit as required by the Foreign Investors in Real Property Tax Act (“FIRPTA”), as amended, in the form of Exhibit “I,” duly executed by Seller.

9.2.7       One (1) original of a certification by Seller substantially in the form attached hereto as Exhibit “J” that all representations and warranties made by Seller in Section 4 of this Agreement are true and correct in all material respects on the date of Closing.

9.2.8       One (1) original of the right of first offer agreement, (the “Right of First Offer”), by and between Buyer and Seller, substantially in the form attached hereto as Exhibit “O”, duly executed and acknowledged by Seller and covering the property currently being developed at 809 Farson St., Belpre, Ohio 45714 (“Belpre V”).

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9.2.9       One (1) original of the Easement and Right of Way Agreement over a portion of the Belpre I Parcel sufficient to accommodate the portions of a building, parking lots and sidewalks to be included in and with the development of proposed building on Belpre V and appurtenant improvements to be partially situated on the Belpre I Parcel in the substance and substantial form of Exhibit “R” attached hereto (the “Belpre I Easement Agreement”) duly executed and acknowledged by the parties thereto.

9.2.10     One (1) original of the Easement and Right of Way Agreement allowing vehicular and pedestrian access for the Belpre IV Parcel over the parcel located at 721 Farson Street, Belpre, Ohio (the “721 Farson Parcel”) in the substance and substantial form of Exhibit “S” attached hereto (the “Belpre IV Easement Agreement”) duly executed and acknowledged by the parties thereto.

9.2.11     Keys or combinations to all locks at the Property and any key cards and/or other electronic access devices, to the extent in Seller’s possession. Buyer hereby acknowledges and agrees that Seller shall be permitted to make the items described in this Section 9.2.11 available to Buyer at the Property in lieu of delivering them to Escrow Agent.

9.2.12     Originals of the Leases, the New Lease and copies of lease files at the Real Property, and originals of any Assigned Contracts, in each case to the extent in Seller’s possession. Buyer hereby acknowledges and agrees that Seller shall be permitted to make the items described in this Section 9.2.12 available to Buyer at the Property in lieu of delivering them to Escrow Agent.

9.2.13     A notice to the tenants and subtenants of the Property, signed by Seller or Seller’s agent, in the form of Exhibit “N” (the “Tenant Notice”) disclosing that the Property has been sold to Buyer and that, after Closing, all rents should be paid to Buyer or Buyer’s designee.

9.2.14     Original letters of credit, if any, along with appropriate transfer forms and any fees associated therewith.

9.2.15     From OP Unit Holder:

(i)          a fully completed Investor Questionnaire certifying its status as an “accredited investor” as defined in Section 501 of Regulation D of the Securities Act concurrently with its execution of this Agreement,

(ii)         A Joinder, duly executed by OP Unit Holder,

(iii)        a Document Receipt, duly executed by OP Unit Holder, and

(iv)        an affidavit from OP Unit Holder, certifying under penalty of perjury, such OP Unit Holder’s United States Taxpayer Identification Number and that such OP Unit Holder is not a foreign person pursuant to section 1445(b)(2) of the Code and in the form attached as Exhibit “I”.

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9.2.16     an agreement executed by Seller, GMR REIT and the Operating Partnership relating to certain tax elections and acts by Buyer and Operating Partnership in the form attached as Exhibit “M” (the “Tax Protection Agreement”).

9.2.17     All other instruments and documents reasonably required to effectuate this Agreement and the transactions contemplated thereby.

9.3         Buyer Deliveries. On or prior to the Closing Date, Buyer shall deliver to Escrow Agent for delivery and recording as appropriate to such documents the following:

9.3.1       A wire transfer of the Purchase Price in the amount required under Section 2.2 hereof (subject to the adjustments provided for in this Agreement).

9.3.2       A certification by Buyer substantially in the form attached hereto as Exhibit “J” that all representations and warranties made by Buyer in Section 5 of this Agreement are true and correct in all material respects on the Closing Date.

9.3.3       One (1) original of the Right of First Offer, duly executed and acknowledged by Buyer.

9.3.4       Two (2) originals of the Bill of Sale, duly executed by Buyer.

9.3.5       Two (2) originals of the Assignment and Assumption of Leases, Contracts and Security Deposits, duly executed and acknowledged by Buyer.

9.3.6       Two (2) originals of the Assignment of Intangible Property, duly executed by Buyer.

9.3.7       All other instruments and documents reasonably required to effectuate this Agreement and the transactions contemplated thereby.

10.         Apportionments; Taxes; Expenses.

10.1       Apportionments.

10.1.1     Taxes and Operating Expenses. All real estate taxes, charges and assessments affecting the Property (“Taxes”), all operating expenses including charges for water, electricity, sewer rental, gas, telephone, fuel oil and all other utilities (“Operating Expenses”), to the extent not paid directly by tenants, and all common area maintenance charges billed to tenants on an estimated basis (“CAM Charges”) shall be prorated on a per diem basis as of the Closing Date; provided, however, Seller shall remain liable for all retroactive Taxes (including all state and local transaction privilege taxes for all time periods prior to Closing). Buyer shall be entitled to all income and responsible for all expenses for the period beginning at 12:01 a.m. Central time on the Closing Date, except as set forth herein. If any Taxes have not been finally assessed as of the Closing Date for the current fiscal year of the taxing authority, then the same shall be adjusted at Closing based upon the most recently issued bills therefor, and shall be re-adjusted when and if final bills are issued. If any Operating Expenses or CAM Charges cannot conclusively be determined as of the Closing Date, then the same shall be adjusted at Closing based upon the most recently issued bills thus far or as otherwise reasonably estimated by Buyer and Seller, and readjusted within 120 days after the end of the calendar year in which the Closing occurs or as soon thereafter as final adjustment figures are available including final tenant reimbursement reconciliations. Buyer hereby agrees to assume all non-delinquent assessments affecting the Property, whether special or general, subject to proration on a per diem basis as of the Closing Date.

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All refunds of Taxes received by Seller or Buyer after the Closing with respect to the property tax appeals (“Tax Refund”) shall be applied (A) first, to reimburse Seller or Buyer, as the case may be, for third party expenses incurred in protesting and obtaining such Tax Refund, (B) second, to Buyer to the extent that such Tax Refund is required to be paid to (or credited against other amounts payable by) any tenant under any leases or other agreement, and (C) third, (x) to Seller if such Tax Refund is for any period which ends before the Closing Date, (y) to Buyer if such Tax Refund is for any period which commences on or after the Closing Date, or (z) to Seller and Buyer prorated based on the Closing Date, if such Tax Refund is for a period which includes the Closing Date. If Seller or Buyer receives any Tax Refund, then each shall retain or promptly pay such amounts (or portions thereof) in order that such payments are applied in the manner set forth in this Subsection. Buyer and Seller agree to cooperate with respect to any pending Tax Refund request, and the provisions of this subsection shall survive Closing.

10.1.2     Rents. Except for delinquent rent, all rent under the Leases shall be prorated to the Closing Date on a collected basis. Delinquent rent shall not be prorated but shall remain the property of Seller. Payments received from tenants from and after the Closing Date shall be applied first to rents then due for the current period and then to amounts owed to Buyer with respect to periods following the Closing, and then to rents delinquent as of the Closing Date. Buyer shall use reasonable efforts to collect delinquent rents for the benefit of Seller, and shall cooperate with Seller in the collection of any delinquent amounts, but shall not be required to terminate any Leases or evict any tenants.

10.1.3     Charges under Assigned Contracts. The unpaid monetary obligations of Seller with respect to any of the Assigned Contracts shall be prorated on a per diem basis as of the Closing Date.

10.1.4     Security Deposits. The Security Deposits (together with any accrued interest thereon as may be required by law or contract) shall be transferred or credited to Buyer as of the Closing Date, and to the extent Seller has any Security Deposits held in the form of a letter of credit, such letters of credit shall, at Seller’s expense (to the extent not the responsibility of the tenant under the applicable Lease), be transferred to Buyer as of Closing.

10.1.5     Bankruptcy Distributions. Any portion of bankruptcy distributions (whether or not Seller has filed its proof of claim as of the date hereof) or payments pursuant to (i) settlement agreements (whether prepared by Seller’s in-house counsel or outside counsel), (ii) arrearage payment plans by letters signed by Seller or its agent, (iii) lease termination agreements, (iv) promissory notes, or (v) judgments (whether already obtained by Seller or which result from lawsuits or proceedings filed prior to the Closing) providing for the payment of specified sums, either in a lump sum or in installments, in all cases which are applicable to the time period prior to the Closing Date but payable after the date of Closing and actually received by Buyer, shall be payable to Seller.

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10.1.6     Survival. The provisions of this Section 10.1 shall survive the Closing to the extent any monies may be payable pursuant to this Section 10.1 to either party subsequent to the transfer of title to the Property to Buyer. Any reimbursements payable by any tenant under the terms of any Lease affecting the Property as of the Closing Date, which reimbursements pertain to such tenant’s pro rata share of increased operating expenses or common area maintenance costs incurred with respect to the Property at any time prior to the Closing, shall, to the extent not capable of being prorated at Closing, shall be prorated upon Buyer’s actual receipt of any such reimbursements, on the basis of the respective share of such costs or expenses paid by Seller and Buyer during the period in respect of which such reimbursements are payable; and Buyer agrees to pay to Seller, Seller’s pro rata portion of such reimbursements within thirty (30) days after Buyer’s receipt thereof. Conversely, if any tenant under any such Lease shall become entitled at any time after Closing to a refund of tenant reimbursements actually paid by such tenant prior to Closing, then, Seller shall, within thirty (30) days following Buyer’s demand therefor, pay to Buyer any amount equal to Seller’s pro rata share of such reimbursement refund obligations, said proration to be calculated on the same basis as hereinabove set forth. It is agreed that adjustment billings to tenants for operating expenses, common area maintenance charges, taxes or insurance premiums for the accounting year in which the Closing occurs shall be billed by Buyer and shall be adjusted between Seller and Buyer based upon the respective percentages of the total related expenses paid by each of Buyer and Seller for such accounting year. To satisfy Buyer’s foregoing obligation to bill tenants for the full calendar year 2018, within thirty (30) days following Closing, Seller shall provide Buyer with general ledgers for calendar year 2018 through the Closing Date.

10.2       Closing Costs. Buyer and Seller shall each pay their own legal fees related to the preparation of this Agreement and, except as otherwise provided herein, all documents and acts required to settle the transaction contemplated hereby. Except as otherwise provided herein, Buyer shall pay all costs associated with its investigation of the Property, including the cost of appraisals, architectural, engineering, credit and environmental reports. Seller shall pay: (i) one-half (½) of Escrow Agent’s fees, costs and expenses, (ii) one-half (½) of the premium for the ALTA Standard Title Policy for the Property, (iii) all costs associated with the cure or removal of any title objections by Buyer that Seller is obligated or agrees to remove or cure (including, without limitation, all costs required to eliminate any mechanics’ or materialmen’s lien exceptions), and (iv) all transfer taxes, if any. Buyer shall pay: (i) one-half (½) of Escrow Agent’s fees, costs and expenses, (ii) the cost of the survey, (iii) one-half (½) of the premium for the ALTA Standard Title Policy for the Property, (iv) the cost of the Extended Title Policy Coverage and any endorsements to the Title Policy if required by Buyer, and (v) all fees to record the Deed and any mortgage obtained by Buyer. All Closing costs not described above shall be borne by Seller and Buyer, respectively, in the matter customarily borne by sellers and buyers, respectively, of real property in the county in which the Real Property is located.

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11.         Damage or Destruction; Condemnation; Insurance. If at any time prior to the Closing Date there is damage or destruction to the Property, the cost for repair of which exceeds One Hundred Thousand Dollars ($100,000) and the Property cannot be restored to its original condition prior to Closing, or if more than five percent (5%) of the rentable area of any Building is condemned or taken by eminent domain proceedings by any public authority, then, at Buyer’s option, (i) Buyer may elect to treat any affected Parcel as a Removed Parcel, or (ii) this Agreement shall terminate, and the Deposit shall be returned to Buyer, and except as expressly set forth herein, neither party shall have any further liability or obligation to the other hereunder.

If there is any damage or destruction or condemnation or taking, regardless of the cost of any repair, and if Buyer elects not to terminate this Agreement or treat the affected Parcel as a Removed Parcel as herein provided (to the extent Buyer is entitled to do so), then (1) in the case of a taking, all condemnation proceeds paid or payable to Seller shall belong to Buyer and shall be paid over and assigned to Buyer at Closing, and Seller shall be paid at Closing for the reasonable expenses incurred by Seller in connection with such taking; and (2) in the case of a casualty, Seller shall assign to Buyer all rights to any insurance proceeds paid or payable under the applicable insurance policies, less any of Seller’s costs of collection and any sums expended by Seller in restoration, and Seller’s deductible shall be a credit to Buyer against the Purchase Price, and the parties shall proceed with the Closing without any reduction in the Purchase Price payable to Seller.

12.         Remedies.

12.1       Buyer Default. In the event Buyer breaches or fails, without legal excuse, to complete the purchase of the Property or to perform its obligations under this Agreement and such failure continues for five (5) Business Days following receipt of written notice regarding same (other than the failure of Buyer to deliver “Buyer’s Deliveries” pursuant to Section 9.3 hereunder, for which there shall be no grace or cure period), then Seller shall, as their exclusive remedy therefor, be entitled to receive the Deposit, plus all interest earned and accrued thereon, as liquidated damages (and not as a penalty) in lieu of, and as full compensation for, all other rights or claims of Seller against Buyer by reason of such default. Thereupon this Agreement shall terminate and the parties shall be relieved of all further obligations and liabilities hereunder, except as expressly set forth herein. Buyer and Seller acknowledge that the damages to Seller resulting from Buyer’s breach would be difficult, if not impossible, to ascertain with any accuracy, and that the liquidated damage amount set forth in this Section represents both parties’ best efforts to approximate such potential damages.

12.2       Seller Default. If the sale of the Property is not consummated due to a breach or default under this Agreement on the part of Seller, Buyer may, in its sole and absolute discretion, avail itself of any and all rights and remedies available at law or in equity, including, without limitation, the right to terminate this Agreement or treat any affected Parcel as a Removed Parcel and recover all damages proximately caused by Seller’s breach or default, the right to specific performance and the right to continue this Agreement pending Buyer’s action for specific performance and/or damages hereunder, and no such remedy shall be deemed exclusive or to preclude the pursuit of any other remedy. Any damages to which Buyer is entitled shall include, without limitation, reasonable attorneys’ fees, all title, escrow, legal and inspection fees and any other expenses incurred by Buyer in connection with the performance of its due diligence review of the Property, including, without limitation, environmental and engineering consultants’ fees and the fees incurred in connection with the preparation and negotiation of this Agreement.

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13.         Possession. Possession of the Property shall be tendered to Buyer at Closing, subject to the rights of tenants under the Leases and to the other matters permitted pursuant to this Agreement.

14.         Notices. All notices and other communications provided for herein shall be in writing and shall be sent to the address set forth below (or such other address as a party may hereafter designate for itself by notice to the other parties as required hereby) of the party for whom such notice or communication is intended:

If to Buyer:	Global Medical REIT Inc.
2 Bethesda Metro Center, Suite 440
Bethesda, Maryland 20814
	Attention:	Alfonzo Leon
	Email:	AlfonzoL@globalmedicalreit.com
	Phone:	(202) 524-6853

With a copy to:

Cox, Castle & Nicholson LLP
2029 Century Park East, 21st Floor
Los Angeles, California 90067
	Attention:	David Lari
	Email:	dlari@coxcastle.com
	Phone:	(310) 284-2292

If to Seller:	Minnite Family, LLC
1000 Grand Central Mall
Vienna, WV 26105
	Attention:	Dan Van Dyke
	E-mail:	danv@thepmcompany.com
	Phone:	(304) 485-8000

If to Escrow Agent:	First American Title Insurance Company
777 S. Figueroa St., 4th Floor
Los Angeles, CA 90017
Attention: Brian Serikaku
	E-mail:	bmserikaku@firstam.com
	Phone:	(213) 271-1774
	Facsimile:	(877) 398-1603

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Any such notice or communication shall be sufficient if sent by registered or certified mail, return receipt requested, postage prepaid; by hand delivery; by overnight courier service; or by e-mail (provided that such e-mail delivery is confirmed by the sender, by delivery service or by mail in the manner previously described within 24 hours after such transmission is sent). Any such notice or communication shall be effective when delivered or when delivery is refused.

15.         Brokers. Buyer and Seller each represents to the other that it has not dealt with any broker or agent in connection with this transaction other than Newmark Grubb Knight Frank, to whom Seller shall pay a commission pursuant to a separate agreement if, as and when the Closing and funding occur, but not otherwise. Each party hereby indemnifies and holds harmless the other party from all loss, cost and expense (including reasonable attorneys’ fees) arising out of a breach of its representation or undertaking set forth in this Section 15. The provisions of this Section 15 shall survive Closing or the termination of this Agreement without limit.

16.         Escrow Agent. Escrow Agent shall hold the Deposit in accordance with the terms and provisions of this Agreement, subject to the following:

16.1       Obligations. Escrow Agent undertakes to perform only such duties as are expressly set forth in this Agreement and no implied duties or obligations shall be read into this Agreement against Escrow Agent.

16.2       Reliance. Escrow Agent may act in reliance upon any writing or instrument or signature which it, in good faith, believes, and any statement or assertion contained in such writing or instrument, and may assume that any person purporting to give any writing, notice, advice or instrument in connection with the provisions of this Agreement has been duly authorized to do so. Escrow Agent shall not be liable in any manner for the sufficiency or correctness as to form, manner and execution, or validity of any instrument deposited in escrow, nor as to the identity, authority, or right of any person executing the same, and Escrow Agent’s duties under this Agreement shall be limited to those provided in this Agreement. Upon receipt by Escrow Agent from either Buyer or Seller of any notice or request (the “Escrow Demand”) to perform any act or disburse any portion of the monies held by Escrow Agent under the terms of this Agreement, Escrow Agent shall give written notice to the other party (the “Notified Party”). If within seven (7) days after the giving of such notice, Escrow Agent does not receive any written objection to the Escrow Demand from the Notified Party, Escrow Agent shall comply with the Escrow Demand. If Escrow Agent does receive written objection from the Notified Party in a timely manner, Escrow Agent shall take no further action until the dispute between the parties has been resolved.

16.3       Indemnification. Unless Escrow Agent discharges any of its duties under this Agreement in a negligent manner or is guilty of willful misconduct with regard to its duties under this Agreement, Seller and Buyer shall indemnify Escrow Agent and hold it harmless from any and all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or other expenses, fees, or charges of any character or nature, which it may incur or with which it may be threatened by reason of its acting as Escrow Agent under this Agreement; and in such connection Seller and Buyer shall indemnify Escrow Agent against any and all expenses including reasonable attorneys’ fees and the cost of defending any action, suit or proceeding or resisting any claim in such capacity.

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16.4       Disputes. If the parties (including Escrow Agent) shall be in disagreement about the interpretation of this Agreement, or about their respective rights and obligations, or the propriety of any action contemplated by Escrow Agent, or the application of the Deposit, Escrow Agent shall hold the Deposit until the receipt of written instructions from both Buyer and Seller or a final order of a court of competent jurisdiction. Escrow Agent shall be indemnified for all costs and reasonable attorneys’ fees in its capacity as Escrow Agent in connection with any such interpleader action and shall be fully protected in suspending all or part of its activities under this Agreement until a final judgment in the interpleader action is received.

16.5       Counsel. Escrow Agent may consult with counsel of its own choice and have full and complete authorization and protection in accordance with the opinion of such counsel. Escrow Agent shall otherwise not be liable for any mistakes of fact or errors of judgment, or for any acts or omissions of any kind, unless caused by its negligence or willful misconduct.

16.6       Interest. All deposits into the escrow shall be held by the Escrow Agent in an interest bearing account. All interest earned on the Deposit shall be deemed to be part of the Deposit and shall accrue to the benefit of Buyer except to the extent the Deposit becomes payable to Seller pursuant to Section 12.1. In such event the interest earned on the Deposit shall accrue to the benefit of Seller.

17.         Indemnification.

17.1       Seller’s Indemnification. From and after the Closing, Seller shall reimburse, indemnify, defend and hold harmless Buyer and Buyer’s employees, agents, representatives, contractors and invitees (the “Buyer Indemnified Parties”) from and against any and all damage, loss, liability, costs and expenses (including, without limitation, reasonable attorneys’ fees) resulting from: (a) Seller’s default in the performance of any representation, warranty, covenant and/or any other obligation to be performed by Seller under this Agreement, (b) non-contractual claims of third-parties relating to the use, operation or ownership of the Property attributable to periods at or before the Closing, (c) breaches prior to Closing by Seller of their obligations under any contract assigned to Buyer in accordance with this Agreement, (d) any obligations with respect to any contract relating to or affecting the Property not assumed by Buyer, whether allocable to a period prior to or after the Closing and (e) Seller’s failure to pay any expenses required under this Agreement. This Section 17.1 shall survive the Closing.

17.2       Buyer’s Indemnification. From and after Closing, Buyer shall reimburse, indemnify, defend and hold Seller and Seller’s employees, agents, representatives, contractors and invitees harmless from and against any and all damage, loss, liability, costs and expenses (including, without limitation, reasonable attorneys’ fees) resulting from: (a) any non-contractual claims of third-parties relating to Buyer’s use, operation or ownership of the Property, in each case, first arising from and after the Closing, (b) breaches by Buyer on or after Closing of its obligations under any Assigned Contract and (c) Buyer’s failure to pay the expenses required under this Agreement; provided, however, that the foregoing indemnity does not apply to any loss, liability, cost, claim, damage or injury to the extent caused by acts or omissions of Seller or is otherwise subject to Seller’s indemnity obligations pursuant to Section 17.1.

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17.3       Definition of Exist. For purposes of this Section 17, an obligation shall be deemed to “exist” as of the Closing if it relates to an event which occurred prior to the Closing even if it is not asserted until after the Closing. The terms of the indemnities set forth above shall survive the Closing.

18.         Miscellaneous.

18.1       Assignability. Except as provided in Section 18.19, Seller shall not assign any of its right, title, claim or interest in, to or under this Agreement. Buyer may assign any or all of its rights and obligations under this Agreement to any one or more affiliates of Buyer upon notice to Seller.

18.2       Governing Law; Bind and Inure. This Agreement shall be governed by the law of the State of Ohio without regard to its conflicts of laws principles and shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, assigns and personal representatives.

18.3       Recording. Neither this Agreement nor any notice or memorandum hereof shall be recorded in any public land record. A violation of this prohibition shall constitute a material breach entitling the non-breaching party to terminate this Agreement. Notwithstanding the foregoing the parties agree that the Right of First Offer shall be recorded in the county in which the Real Property is located concurrently with the Closing.

18.4       Time of the Essence. Time is of the essence of this Agreement.

18.5       Further Assurances. Each party will, whenever and as often as it shall be requested to do so by the other party, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered any and all such further conveyances, assignments, approvals, consents and any and all other documents and do any and all other acts as may be necessary to carry out the intent and purpose of this Agreement. Each of Minnite Family, LLC, a West Virginia limited liability company, Belpre I, LLC, a West Virginia limited liability company, Belpre II, LLC, a West Virginia limited liability company, Belpre III, LLC, a West Virginia limited liability company, and Belpre IV, LLC shall be jointly and severally liable for each of the obligations of Seller hereunder. The provisions of this Section 18.5 shall survive the Closing.

18.6       Exclusivity. Until the Closing Date or the date that this Agreement is terminated, Seller shall not enter into any contract, or enter into or continue any negotiations, to sell the Property to any person or entity other than Buyer, nor will Seller solicit proposals from, or furnish any non-public information to, any person or entity other than Seller’s agents, attorneys and lenders and Buyer regarding the possible sale of the Property.

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18.7       Non-Solicitation. For the period beginning on the Closing Date and ending on the fifth (5th) anniversary of the Closing Date, Seller covenants and agrees that it shall not, nor shall it permit any of its Affiliates, or its successors and assigns, directly or indirectly, to call on or solicit any tenant of the Property for the purpose of leasing space to such tenant at another property managed, operated or otherwise controlled by Seller or its Affiliates other than Belpre V and the 721 Farson Parcel. The foregoing limitation shall not apply to requests made by or discussions initiated by Marietta Memorial Hospital regarding the transfer of individual physicians or employees among facilities operated by Marietta Memorial Hospital. The parties acknowledge that the restrictions on solicitation set forth in the preceding sentence are reasonable in scope and are essential to the protection of the legitimate business interests of Buyer. The parties further acknowledge and agree that since a remedy at law for any breach or attempted breach of the provisions of this Section 18.7 would be inadequate, Buyer shall be entitled to preliminary or permanent injunctive relief for any violation of this Section 18.7, in addition to any other rights and remedies available to Buyer hereunder, at law or in equity. Notwithstanding the foregoing, if the restrictions on solicitation in this Section 18.7 are judged unreasonable by any court of competent jurisdiction, the parties agree to the reformation of such restriction(s) by the court to limits which may reasonably grant Buyer the maximum protection permitted by applicable law in such circumstances. For the purposes of this Section, the term (a) “Affiliate” means any corporation, limited liability company, partnership, joint venture or other entity, regardless of how organized or identified, which is directly or indirectly controlled by Seller, and (b) “control” means, when used with respect to any person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities, by contract, or otherwise, and the terms “controlling” and “controlled” have correlative meanings. The provisions of this Section shall survive the Closing.

18.8       Headings. The headings preceding the text of the paragraphs and subparagraphs hereof are inserted solely for convenience of reference and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

18.9       Counterparts. Electronic Signatures. This Agreement may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument. Facsimile and electronically transmitted signatures shall for all purposes be treated as originals.

18.10     Exhibits. All Exhibits which are referred to herein and which are attached hereto or bound separately and initialed by the parties are expressly made and constitute a part of this Agreement.

18.11     Use of Proceeds to Clear Title. To enable Seller to make conveyance as herein provided, Seller shall, at the time of Closing, direct the Escrow Agent to use the Purchase Price or any portion thereof to clear the title of any or all encumbrances or interests; provided that provision reasonably satisfactory to Buyer’s attorney is made for prompt recording of all instruments so procured in accordance with conveyancing practice in the jurisdiction in which the Property is located.

18.12     Submission not an Offer or Option. The submission of this Agreement or a summary of some or all of its provisions for examination or negotiation by Buyer or Seller does not constitute an offer by Seller or Buyer to enter into an agreement to sell or purchase the Property, and neither party shall be bound to the other with respect to any such purchase and sale until a definitive agreement satisfactory to Buyer and Seller in their sole discretion is executed and delivered by both Seller and Buyer.

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18.13     Entire Agreement; Amendments. This Agreement and the Exhibits and Schedules hereto set forth all of the promises, covenants, agreements, conditions and undertakings between the parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as contained herein. This Agreement may not be changed orally but only by an agreement in writing, duly executed by or on behalf of the party or parties against whom enforcement of any waiver, change, modification, consent or discharge is sought.

18.14     Attorneys’ Fees. In the event of any litigation arising out of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees and costs.

18.15     Waiver of Jury Trial. Each party to this Agreement hereby expressly AND IRREVOCABLY waives any right to trial by jury of any claim, demand, action or cause of action (each, an “Action”) (a) arising out of this Agreement, including any present or future amendment thereof or (b) in any way connected with or related or incidental to the dealings of the parties or any of them with respect to this Agreement (as hereafter amended) or any other instrument, document or agreement executed or delivered in connection herewith, or the transactions related hereto or thereto, in each case whether such Action is now existing or hereafter arising, and whether sounding in contract or tort or otherwise and regardless of which party asserts such Action; and each party hereby agrees and consents that any such Action shall be decided by court trial without a jury, and that any party to this Agreement may file an original counterpart or a copy of this Section 18.15 with any court as written evidence of the consent of the parties to the waiver of any right they might otherwise have to trial by jury. THIS WAIVER IS GIVEN KNOWINGLY AND VOLUNTARILY AFTER CONSULTATION WITH COUNSEL.

18.16     No Waiver. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver, nor shall a waiver in any instance constitute a waiver in any subsequent instance. No waiver shall be binding unless executed in writing by the party making the waiver.

18.17     Rules of Construction. Article and Section captions used in this Agreement are for convenience only and shall not affect the construction of this Agreement. All references to “Article” or “Sections” without reference to a document other than this Agreement, are intended to designate articles and sections of this Agreement, and the words “herein,” “hereof,” “hereunder,” and other words of similar import refer to this Agreement as a whole and not to any particular Article or Section, unless specifically designated otherwise. The use of the term “including” shall mean in all cases “including but not limited to,” unless specifically designated otherwise. No rules of construction against the drafter of this Agreement shall apply in any interpretation or enforcement of this Agreement, any documents or certificates executed pursuant hereto, or any provisions of any of the foregoing.

18.18     Confidentiality. Neither Party shall make public disclosure with respect to this transaction either before or after Closing except:

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(a)          as may be required by law, including without limitation disclosure required under Freedom of Information Act (“FOIA”) request, securities laws, or by the Securities and Exchange Commission, or by the rules of any stock exchange, or in connection with any filing or registration;

(b)          to such attorneys, accountants, present or prospective sources of financing, partners, directors, officers, employees and representatives of either Party or of such Party’s advisors who need to know such information for the purpose of evaluating and consummating the transaction, including the financing of the transaction;

(c)          as have been made to Seller’s tenant, including, but not limited to, those made in the Waivers of Right of First Refusal dated February 26, 2018 and Confidentiality Agreements dated February 26, 2018; and

(d)          Buyer may issue a press release (the “Press Release”) upon full execution of this Agreement by all parties announcing the transactions proposed herein including the purchase price or as may be permitted specifically by the terms of this Agreement.

18.19     Section 1031 Exchange. Either party may consummate the purchase or sale of the Property as part of a so-called like kind exchange (an “Exchange”) pursuant to Section 1031 of the Code, provided that (i) the Closing shall not be delayed or affected by reason of an Exchange nor shall the consummation or accomplishment of any Exchange be a condition precedent or condition subsequent to a party’s obligations under this Agreement; (ii) any party desiring an Exchange shall effect its Exchange through an assignment of this Agreement, or its rights under this Agreement, to a qualified intermediary and the other party shall not be required to take an assignment of the purchase agreement for the relinquished or replacement property or be required to acquire or hold title to any real property for purposes of consummating such Exchange; and (iii) the party desiring an Exchange shall pay any additional costs that would not otherwise have been incurred by Buyer or Seller had such party not consummated its purchase or sale through an Exchange. Neither party shall by this agreement or acquiescence to an Exchange desired by the other party (1) have its rights under this Agreement affected or diminished in any manner or (2) be responsible for compliance with or be deemed to have warranted to the other party that such party’s Exchange in fact complies with Section 1031 of the Code. In connection with such cooperation, Seller agrees, upon request of Buyer to “direct deed” for actual interests in the property to designees of Buyer.

19.         Additional Provisions Concerning the OP Units.

19.1       Redemption of OP Units. OP Unit Holder hereby agrees that the redemption of the OP Units shall be governed by the terms and conditions of the OP Partnership Agreement and this Agreement.

19.2       Affirmative Covenants of OP Unit Holder.

(a)          OP Unit Holder shall obtain any approvals, waivers or other consents of third parties, governmental authorities and agencies required to effect the transactions contemplated by this Agreement.

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(b)          OP Unit Holder shall take such other actions and execute and deliver such additional documents following the Closing as Buyer, the Operating Partnership or GMR REIT may reasonably request in order to effect the transactions contemplated hereby.

19.3       Equitable Remedies. The parties agree that irreparable damage would occur to each party in the event that any of the provisions of this Agreement that relate to OP Units were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that each party shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by the other party and to enforce specifically the terms and provisions hereof to the extent such terms and/or provisions relate to OP Units in any federal or state court located in Ohio (as to which the parties agree to submit to jurisdiction for the purposes of such action), this being in addition to any other remedy to which such party is entitled under this Agreement or otherwise at law or in equity.

19.4       Indemnification. OP Unit Holder agrees to indemnify, defend, and hold harmless Buyer, the Operating Partnership, GMR REIT, and their respective predecessors, successors, assigns, officers, directors, stockholders, employees, subsidiaries, parents, affiliates, partners, agents, attorneys, accountants, financial advisers, representatives and insurers (collectively, the “GMR Indemnified Parties” and each a “GMR Indemnified Party”), against and in respect of any loss, liability, cost (including reasonable attorneys’ fees), claim, damage or injury incurred by any GMR Indemnified Party, arising or resulting, directly or indirectly, from or in connection with: (a) any misrepresentation or other breach of any representation or warranty by OP Unit Holder in this Agreement (regardless of whether such has been waived); or (b) any failure to perform or other breach of any covenant, agreement, or obligation of OP Unit Holder in this Agreement (regardless of whether such has been waived).

19.5       Evidence and Issuance of OP Units. Upon receipt of the Joinder to the OP Partnership Agreement at the Closing from OP Unit Holder (which Joinder shall include a current notice address which shall serve, among other things, as the intended delivery location for future distribution checks, if any), Buyer shall cause GMR REIT to deliver to OP Unit Holder a fully executed OP Partnership Agreement with a revised Exhibit A evidencing such OP Unit Holder’s limited partnership interest in the Operating Partnership. Buyer shall cause the Operating Partnership to issue the OP Units directly to the partners of Seller pursuant to a letter of direction from Seller provided to Buyer prior to Closing, provided that such partners have also furnished Buyer with a completed and fully executed Investor Questionnaire certifying its status as an “accredited investor” as defined in Section 501 of Regulation D of the Securities Act.

19.6       Compliance with Anti-Money Laundering Regulations, etc.

(a)          OP Unit Holder acknowledges that:

(1)          The Partnership may be subject to certain provisions of the Bank Secrecy Act (31 U.S.C. § 5311 et seq.) as amended (“Bank Secrecy Act”), the USA PATRIOT Act of 2001 (the “Patriot Act”), including, but not limited to, Title III thereof, the International Money Laundering and Abatement and Anti-Terrorist Financing Act of 2001 (“Title III”), certain regulatory and legal requirements imposed or enforced by OFAC and other similar laws of the United States;

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(2)          To comply with applicable U.S. anti-money laundering legislation and regulations, all payments by OP Unit Holder to the Operating Partnership and all distributions to OP Unit Holder from the Operating Partnership will only be made in OP Unit Holder’s name and to and from a bank account of a bank based in or incorporated under the laws of the United States or a bank that (i) is not a “foreign shell bank” within the meaning of the Bank Secrecy Act, and the regulations promulgated thereunder by the U.S. Department of the Treasury, as such regulations may be amended from time; (ii) is not in a “non-cooperative jurisdiction” as defined by the Financial Action Task Force; and (iii) is not a financial institution, is not involved in transactions, and is not in a jurisdiction of, primary money laundering concern, as defined in section 311 of the Patriot Act;

(3)          The Operating Partnership and/or GMR REIT may request that OP Unit Holder provide certain documentation verifying, among other things, OP Unit Holder’s identity, and the Operating Partnership may decline to accept OP Unit Holder’s investment if this information is not provided or on the basis of the information that is provided;

(4)          OP Unit Holder agrees to provide the Operating Partnership and/or GMR REIT at any time during which OP Unit Holder holds the OP Units with such information as the Operating Partnership and/or GMR REIT determines to be necessary or appropriate to comply with the anti-money laundering and countering the financing of terrorism laws and regulations of any applicable jurisdiction, or to respond to requests for information concerning the identity of OP Unit Holder from any governmental authority, self-regulatory organization, or financial institution in connection with its anti-money laundering and countering the financing of terrorism compliance procedures, or to update such information;

(5)          Either before or after acceptance of this investment, the Operating Partnership and/or GMR REIT may be required to report any information received from OP Unit Holder, or report the failure of OP Unit Holder to comply with requests for information, to appropriate governmental authorities, in certain circumstances without informing OP Unit Holder that such information has been reported; provided that any information received from OP Unit Holder will not be used for any purpose other than ensuring that the Operating Partnership and/or GMR REIT is in compliance with applicable law, regulations, orders, directives, or special measures, including, but not limited to, those imposed or enforced by OFAC, the Patriot Act, and Title III; and

(6)          The Operating Partnership and/or GMR REIT, without a Limited Partner’s consent or approval, may take such steps that it determines are necessary to comply with applicable law, regulations, orders, directives, or special measures, including, but not limited to, those imposed or enforced by OFAC, the Patriot Act, and Title III, possibly including, among other things, prohibiting a Limited Partner from making further capital contributions to the Operating Partnership, depositing distributions to which such Limited Partner would otherwise be entitled into an escrow account or causing the withdrawal of such Limited Partner from the Operating Partnership.

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(b)          OP Unit Holder understands and acknowledges that Executive Orders and Regulations administered by OFAC prohibit, among other things, transactions with, and the provision of services to, certain non-U.S. countries, territories, entities, and individuals which are listed on the List of Specially Designated Nationals and Blocked Persons (the “SDN List”) maintained by OFAC, as such list may be amended from time to time, or in an Executive Order. The SDN List can be found on the OFAC website at http://www.treas.gov/ofac. In addition, certain programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the lists maintained by OFAC. These programs also can be found on OFAC’s website. OP Unit Holder represents and warrants that, to the best of OP Unit Holder’s knowledge, none of: (1) OP Unit Holder; (2) any person controlling or controlled by OP Unit Holder; (3) if OP Unit Holder is a privately held entity, any person having a beneficial interest in OP Unit Holder; or (4) any person for whom OP Unit Holder is acting as agent or nominee in connection with the purchase of the OP Units is (A) an individual or entity named on the SDN List, (B) a person who is the subject of one of the OFAC Programs, (C) a senior non-U.S. political figure, or any immediate family member or close associate of a senior non-U.S. political figure,1 (D) a non-U.S. shell bank, or (E) a bank of primary money laundering concern as defined in section 311 of the Patriot Act. Such persons in clauses (A) through (E) are collectively referred to as “Prohibited Persons.” In addition, if OP Unit Holder is a “financial institution” as such term is defined in the Bank Secrecy Act, the Patriot Act, or the regulations promulgated thereunder, OP Unit Holder represents and warrants that OP Unit Holder has anti-money laundering and customer identification policies and procedures in place that meet the requirements of sections 352 and 326 of the Patriot Act.

(c)          OP Unit Holder represents and warrants to the Operating Partnership that the amounts to be contributed by OP Unit Holder to the Operating Partnership will not be derived from specified unlawful activities as defined by the Money Laundering Control Act of 1986, as amended, or other activities that may contravene U.S. or non-U.S. federal, state, or local laws, statutes, or regulations, including anti-money laundering and countering the financing of terrorism laws and regulations.

(d)          OP Unit Holder represents and warrants to the Operating Partnership that it is not an “Unacceptable Investor” (as defined in Section 19.7).

19.7       Transfers - Unacceptable Investors. OP Unit Holder shall be bound by the restrictions on transfer of the OP Units set forth in the OP Partnership Agreement. Additionally, no OP Unit Holder shall sell, transfer, assign or deliver any of the OP Units, directly or indirectly, to any Unacceptable Investor. The term “Unacceptable Investor” means any person who is a:

(a)          Person or entity who is a “designated national”, “specially designated national”, “specially designated terrorist”, “specially designated global terrorist”, “foreign terrorist organization”, or “blocked person” within the definitions set forth in the Foreign Assets Control Regulations of the U.S. Department of the Treasury, 31 C.F.R., Subtitle B, Chapter V, as amended;

1	A “senior non-U.S. political figure” is defined as a senior official in the executive, legislative, administrative, military, or judicial branches of a non-U.S. government (whether elected or not), a senior official of a major non-U.S. political party, or a senior executive of a non-U.S. government-owned corporation. In addition, a “senior non-U.S. political figure” includes any corporation, business, or other entity that has been formed by, or for the benefit of, a senior non-U.S. political figure.

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(b)          Person acting on behalf of, or an entity owned or controlled by, any government against whom the United States maintains economic sanctions or embargoes under the Regulations of the U.S. Department of the Treasury, 31 C.F.R., Subtitle B, Chapter V, as amended, including, but not limited to, the “Government of Sudan”, the “Government of Syria”, the “Government of Iran”, the “Government of Burma (Myanmar)”, and the “Government of Cuba”; or

(c)          Person or entity subject to additional restrictions imposed by the following statutes or Regulations and Executive Orders issued thereunder: the Trading with the Enemy Act, 50 U.S.C. app. §§1 et seq., the Iraq Sanctions Act, Pub. L. 101 513, Title V, §§ 586 to 586J, 104 Stat. 2047, the National Emergencies Act, 50 U.S.C. §§ 1601 et seq., the Antiterrorism and Effective Death Penalty Act of 1996, Pub. L. 104 132, 110 Stat. 1214 1319, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701 et seq., the United Nations Participation Act, 22 U.S.C. § 287c, the International Security and Development Cooperation Act, 22 U.S.C. § 2349aa-9, the Nuclear Proliferation Prevention Act of 1994, Pub. L. 103 236, 108 Stat. 507, the Foreign Narcotics Kingpin Designation Act, 21 U.S.C. §§ 1901 et seq., the Darfur Peace and Accountability Act of 2006, Pub. L. 109 344, the Iran Sanctions Act of 1996, Pub. L. 104 172, 110 Stat. 1541, as amended by the Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010, Pub. L. 111 195, the Cuban Democracy Act, 22 U.S.C. §§ 6001 et seq., the Cuban Liberty and Democratic Solidarity Act, 22 U.S.C. §§ 6021-91, and the Foreign Operations, Export Financing and Related Programs Appropriations Act, 1997, Pub. L. 104 208, 110 Stat. 3009 172, the Block Burmese JADE (Junta’s Anti-Democratic Efforts) Act of 2008, Pub. L. 110-286, the Iran Threat Reduction And Syrian Human Rights Act of 2012, and the National Defense Authorization Act of 2012 or any other law of similar import as to any non-U.S. country, as each such Act or law has been or may be amended, adjusted, modified, or reviewed from time to time.

19.8       FATCA and Other Tax Provisions.

(a)          OP Unit Holder covenants and agrees to provide promptly, and update periodically, at any times requested by GMR REIT, all information, documentation, certifications and forms (including, without limitation, any tax forms), and verifications thereof that GMR REIT deems necessary to comply with (x) any requirement imposed by Sections 1471 through 1474 of the Code, and any Regulations, forms, instructions or other guidance issued pursuant thereto (commonly referred to as “FATCA”), any similar legislation, regulations or guidance enacted or promulgated by any jurisdiction or international organization which seeks to implement similar tax reporting and/or withholding tax regimes, (y) any intergovernmental agreement between any jurisdictions concerning the collection and sharing of information, and (z) any current or future legislation, regulations or guidance promulgated by or between any jurisdictions or international organizations (including, without limitation, the OECD) giving rise to or effect to any item described in clause (x) or (y) (collectively, all of the authorities described in clauses (x), (y) and (z) are referred to herein as “Tax Information Reporting Regimes”), including but not limited to information, documentation, certifications and forms (and verifications thereof) as GMR REIT deems necessary:

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(1)          to determine the residence, citizenship, country of domicile, incorporation or organization, and any tax status ascribed to OP Unit Holder and its beneficial owners pursuant to Tax Information Reporting Regimes (including, without limitation, the most current applicable version of IRS Form W-8 or W-9, and any other “self-certification” documentation GMR REIT deems necessary);

(2)          to determine whether withholding of tax is required with respect to amounts payable or attributable to OP Unit Holder pursuant to any Tax Information Reporting Regime (including, without limitation, FATCA);

(3)          to satisfy reporting obligations imposed by any Tax Information Reporting Regime (including, without limitation, FATCA), for the Operating Partnership to enter into any agreement required pursuant to any Tax Information Reporting Regime (including, without limitation, FATCA); or

(4)          to comply with the terms of such an agreement on an annual or more frequent basis.

All of the information, documentation, certifications and forms (and verifications thereof) described in this Section 19.8, collectively with the tax forms and any other tax-related information collected pursuant to this Agreement or the OP Partnership Agreement, is referred to herein as “Tax Information”.

(b)          OP Unit Holder covenants and agrees to waive any provision of applicable law that would, absent a waiver, prevent it from satisfying any of its reporting or withholding obligations under any Tax Information Reporting Regime.

(c)          OP Unit Holder acknowledges that if it fails to supply any Tax Information required pursuant hereto on a timely basis, the Operating Partnership may be subject to withholding taxes pursuant to Tax Information Reporting Regimes (including FATCA). OP Unit Holder hereby agrees to indemnify and hold harmless the Operating Partnership and its partners or other owners against any such withholding taxes or any other penalties that may arise as a result of action or inaction by OP Unit Holder not being in compliance with this Agreement or the Investor Questionnaire in connection with any Tax Information Reporting Regime. OP Unit Holder further acknowledges that its failure to comply with any requirement pursuant to this Section 19.8 may result in the Operating Partnership being unable to enter into or comply with an agreement required pursuant to a Tax Information Reporting Regime, or may cause the termination of such an agreement. Accordingly, GMR REIT shall have the right, without limitation, to cause a transfer of OP Unit Holder’s interest to one or more other electing Partners on a pro rata basis, to GMR REIT or any of its Affiliates, or to a third party designated by or acceptable to GMR REIT (as determined by GMR REIT in its sole discretion) that have agreed to purchase such interest for the maximum consideration that may be obtained for such interest, or take any other steps as GMR REIT determines in its sole discretion are necessary or appropriate to mitigate the consequences of OP Unit Holder’s failure to comply with this Section 19.8 on the Operating Partnership and the other Partners.

(d)          OP Unit Holder shall promptly notify GMR REIT in writing if any governmental body terminates any agreement entered into with OP Unit Holder pursuant to FATCA or any Tax Information Reporting Regime.

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(e)          OP Unit Holder acknowledges that any Tax Information requested or compiled by GMR REIT, the Operating Partnership or their agents pursuant to this Agreement or any Tax Information Reporting Regime, may be disclosed to (1) the IRS and U.S. Department of Treasury when the provision of Tax Information is required by the IRS and U.S. Department of Treasury, (2) any other governmental body which collects information pursuant to an applicable Tax Information Reporting Regime when the provision of Tax Information is required by any such other governmental body, and (3) any withholding agent to avoid the application of any withholding tax on any payments to the Operating Partnership.

(f)           OP Unit Holder further consents to the disclosure of Tax Information concerning OP Unit Holder and its owners to, and the collection, access, processing and storage of Tax Information concerning OP Unit Holder and its owners by, affiliates and agents of the Operating Partnership and GMR REIT, and other service providers to any of them, in any jurisdiction, including in the United States and in countries outside the European Economic Area, for the purposes of (1) providing services related to any Tax Information Reporting Regime, and (2) assisting any of them with compliance with any Tax Information Reporting Regime, including the disclosure by such parties of Tax Information to applicable governmental authorities or international organizations.

OP Unit Holder acknowledges that Tax Information can become subject to the legal systems and laws in force in each state or country (1) where it is held, received or stored, (2) from where it is accessed in connection with providing services related to any Tax Information Reporting Regime or other services, or (3) through which it passes, and such jurisdictions may not have the same data protection laws as the country in which OP Unit Holder is domiciled.

19.9       Survival. The provisions set forth in this Section 19 shall expressly survive the Closing.

[Signature Pages Follow]

39

Signature Page to

Contribution and Sale Agreement

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement by their duly authorized representatives as of the date first above written.

SELLER:	BELPRE I, LLC,
a West Virginia limited liability company

	By:	MINNITE FAMILY, LLC,
a West Virginia limited liability company,
its Sole Member

By:	/s/ Pat Minnite, Jr.
Pat Minnite, Jr.
Its: Manager

By:	/s/ Karmyn M. Conley
Karmyn M. Conley
Its: Manager

By:	/s/ Pat Minnite, III
Pat Minnite, III
Its: Manager

By:	/s/ Jason R. Minnite
Jason R. Minnite
Its: Manager

S-1

Signature Page to

Contribution and Sale Agreement

BELPRE II, LLC,
a West Virginia limited liability company

By:	MINNITE FAMILY, LLC,
a West Virginia limited liability company,
its Sole Member

By:	/s/ Pat Minnite, Jr.
Pat Minnite, Jr.
Its: Manager

By:	/s/ Karmyn M. Conley
Karmyn M. Conley
Its: Manager

By:	/s/ Pat Minnite, III
Pat Minnite, III
Its: Manager

By:	/s/ Jason R. Minnite
Jason R. Minnite
Its: Manager

S-2

Signature Page to

Contribution and Sale Agreement

BELPRE III, LLC,
a West Virginia limited liability company

By:	MINNITE FAMILY, LLC,
a West Virginia limited liability company,
its Sole Member

By:	/s/ Pat Minnite, Jr.
Pat Minnite, Jr.
Its: Manager

By:	/s/ Karmyn M. Conley
Karmyn M. Conley
Its: Manager

By:	/s/ Pat Minnite, III
Pat Minnite, III
Its: Manager

By:	/s/ Jason R. Minnite
Jason R. Minnite
Its: Manager

S-3

Signature Page to

Contribution and Sale Agreement

BELPRE IV, LLC,
a West Virginia limited liability company

By:	MINNITE FAMILY, LLC,
a West Virginia limited liability company,
its Sole Member

By:	/s/ Pat Minnite, Jr.
Pat Minnite, Jr.
Its: Manager

By:	/s/ Karmyn M. Conley
Karmyn M. Conley
Its: Manager

By:	/s/ Pat Minnite, III
Pat Minnite, III
Its: Manager

By:	/s/ Jason R. Minnite
Jason R. Minnite
Its: Manager

S-4

Signature Page to

Contribution and Sale Agreement

MINNITE FAMILY, LLC,
a West Virginia limited liability company

By:	/s/ Pat Minnite, Jr.
Pat Minnite, Jr.
Its: Manager

By:	/s/ Karmyn M. Conley
Karmyn M. Conley
Its: Manager

By:	/s/ Pat Minnite, III
Pat Minnite, III
Its: Manager

By:	/s/ Jason R. Minnite
Jason R. Minnite
Its: Manager

S-5

Signature Page to

Contribution and Sale Agreement

BUYER:	GMR BELPRE, LLC,
a Delaware limited liability company

By:	Global Medical REIT L.P.,
a Delaware limited partnership,
its Sole Member

By:	Global Medical REIT GP LLC,
a Delaware limited liability company,
its General Partner

By:	Global Medical REIT Inc.,
a Maryland corporation,
its sole Member

By:	/s/ Robert J. Kiernan
Name: Robert J. Kiernan
Title: Chief Financial Officer

S-6

Signature Page to

Contribution and Sale Agreement

OP UNIT HOLDER:	MINNITE FAMILY, LLC,
a West Virginia limited liability company

By:	/s/ Pat Minnite, Jr.
Pat Minnite, Jr.
Its: Manager

By:	/s/ Karmyn M. Conley
Karmyn M. Conley
Its: Manager

By:	/s/ Pat Minnite, III
Pat Minnite, III
Its: Manager

By:	/s/ Jason R. Minnite
Jason R. Minnite
Its: Manager

S-7

CONSENT OF ESCROW AGENT

The undersigned Escrow Agent hereby agrees to (i) accept the foregoing Agreement, (ii) be Escrow Agent under said Agreement and (iii) be bound by said Agreement in the performance of its duties as Escrow Agent; provided, however, the undersigned shall have no obligations, liability or responsibility under (i) this Consent or otherwise unless and until said Agreement, fully signed by the parties, has been delivered to the undersigned or (ii) any amendment to said Agreement unless and until the same shall be accepted by the undersigned in writing.

DATED:	March 6, 2018	FIRST AMERICAN TITLE INSURANCE COMPANY

By:	/s/ Brian M. Serikaku

Name:	Brian M. Serikaku

Its:	Escrow Officer

S-8

DOCUMENT RECEIPT

I (we) have received and have had the opportunity to read, prior to the execution of this Document Receipt, the documents, exhibits, addenda and disclosures listed below, and I (we) agree to have read and approved, and to be bound by, all the terms and provisions with respect to GMR REIT as set forth therein. Buyer may deliver additional exhibits, addenda or disclosures to OP Unit Holder in connection with the sale of the Property, the receipt of which shall be acknowledged in writing by Buyer and thereafter shall be incorporated into the terms of this Agreement.

1.	GMR REIT’s Annual Report on Form 10-K for the year ended December 31, 2017 as filed with the SEC on March __, 2018.

2.	GMR REIT’S Current Report on Form 8-K as filed with the SEC on March __, 2018.

3.	Agreement of Limited Partnership of Global Medical REIT L.P., dated as of March 14, 2016 as amended by the First Amendment to the Agreement of Limited Partnership of Global Medical REIT L.P. dated as of September 15, 2017.

OP UNIT HOLDER:	MINNITE FAMILY, LLC,
a West Virginia limited liability company

By:
Pat Minnite, Jr.
Its: Manager

By:
Karmyn M. Conley
Its: Manager

By:
Pat Minnite, III
Its: Manager

By:
Jason R. Minnite
Its: Manager

Date: ___________________

1

List of Exhibits

Exhibit “A”	Description of Land

Exhibit “B”	List of Leases

Exhibit “C”	List of Contracts Required to be Assumed

Exhibit “C-1”	List of Contracts that may be Assumed in Buyer’s Discretion

Exhibit “D”	[Reserved]

Exhibit “E”	Form of Deed

Exhibit “F”	Form of Bill of Sale

Exhibit “G”	Form of Assignment and Assumption of Leases, Contracts and Security Deposits

Exhibit “H”	Form of Assignment of Intangible Property

Exhibit “I”	Form of Non-Foreign Affidavit

Exhibit “J”	Form of Certificate of Representations and Warranties

Exhibit “K”	Property Information

Exhibit “L”	Tenant Estoppel Certificate

Exhibit “M”	Form of Tax Protection Agreement

Exhibit “N”	Tenant Notice

Exhibit “O”	Form of Right of First Offer

Exhibit “P”	Investor Questionnaire

Exhibit “Q”	OP Partnership Agreement

Exhibit “R”	Form of Belpre I Easement Agreement

Exhibit “S”	Form of Belpre IV Easement Agreement

Schedule 1	Allocation of Purchase Price

Schedule 4.30	Names, Addresses and Percentage Interests of OP Unit Holders

List of Exhibits

Exhibit “A”

Description of the Land

[See attached]

Exhibit “A” – Page 1

BELPRE I PARCEL

Situate, lying and being in the City of Belpre, County of Washington, State of Ohio, being part of 38.36 acres Lots (28), (29), and (30) in Range 10, Town 2, Section 2, more particularly bounded and described as follows:

BEGINNING at a point in the southerly right of way line of Ohio Route No. 7, where a concrete marker (found) in the westerly line of 38.36 acre Lot No. 30 bears South 76 degrees 17 minutes 35 seconds West 249.54 feet, the northwesterly corner of the parent property (Official Record 493, page 1576); thence with the southerly right of way line of said Ohio Route No. 7, North 76 degrees 17 minutes 35 seconds East 542.47 feet to an iron rod (found), a corner of the parent property (Official Record 361, page 1385), passing an iron rod (found) at 492.50 feet, the northerly common corner of the parent properties; thence with the interior of the parent property (Official Record 361, page 1385), South 14 degrees 53 minutes 55 seconds West 256.31 feet to an iron rod (found), a common corner of the parent properties; thence, with the interior of the parent property (Official Record 493, page 1576) and the northerly right of way line of “50 Feet Wide Road” (access to Farson Street), South 76 degrees 17 minutes 35 seconds West 419.76 feet; thence continuing with interior of the parent property (Official Record 493, page 1576), North 13 degrees 42 minutes 20 seconds West 225.02 feet to the point of beginning, and containing 2.485 acres, more or less, and being (.129 acre from 08-30516.001 and .203 acre from 08-30516.000) 0.332 acre part of Lot (28), 1.797 acres part of Lot (29), and 0.356 acre part of Lot (30), and being more particularly described on that certain plat of survey of Michael W. Pfalzgraf, P.S. and William W. Ambrose, P.S. dated February 10, 2011.

Together with the perpetual, non-exclusive easements and rights of way granted and conveyed by the Prior Instrument referenced below.

Prior Instrument Reference: Official Record Volume 507, at Page 405.

Subject to all rights of way, reservations, restrictive and protective covenants, utility easements, oil and gas and mineral leases and Road Maintenance Agreement and Supplemental Road Maintenance Agreements of record in the chain of title in the Recorder’s Office of Washington County, Ohio.

Exhibit “A” – Page 2

BELPRE II PARCEL

Situate, lying and being in the City of Belpre, County of Washington, State of Ohio, being part of 38.86 acre Lot No. 30 in Range 10, Town 2, Section 2, more particularly bounded and described as follows:

Beginning at a concrete marker (found) in the westerly line of 38.86 acre Lot No. 30 in the southerly right of way line of Ohio Route No. 7, the northwesterly corner of the parent property (Official Record 507, page 398); thence with the southerly right of way line of said Ohio Route No. 7, north 76 degrees 17 minutes 35 seconds east 249.54 feet to an iron rod (found), a corner of Belpre I, LLC (Official Record 507, page 405); thence, with the westerly line of said Belpre I, LLC, south 13 degrees 42 minutes 20 seconds east 225.02 feet to an iron rod (found); thence, with the interior of the parent property and the right of way line of revised “50 feet wide road” (access to Farson Street), two (2) courses: south 76 degrees 17 minutes 35 seconds west 60.00 feet to an iron rod (set), south 13 degrees 42 minutes 25 seconds east 50.00 feet to an iron rod (set); thence, continuing with the interior of the parent property the northerly line of a 1.844 acres tract, south 81 degrees 52 minutes 22 seconds west 264.26 feet to an iron rod (set); thence, with westerly line of said 38.86 acre Lot No. 30, north 02 degrees 42 minutes 45 seconds east 259.93 feet to the point of beginning, and containing 1.683 acres, more or less, and being part of 38.86 acre lot No. 30, and being more particularly described on that certain plat of survey of Michael W. Pfalzgraf, P.S. and William W. Ambrose, P.S. dated 10/08/12, recorded in the Office of the Washington County, Ohio Engineer.

Together with the perpetual, non-exclusive easements and rights of way granted and conveyed by the Prior Instrument referenced below.

Prior Instrument Reference: Official Record Volume 538, at Page 1084.

Subject to all rights of way, reservations, restrictive and protective covenants, utility easements, oil and gas and mineral leases and Road Maintenance Agreement and Supplemental Road Maintenance Agreements of record in the chain of title in the Recorder’s Office of Washington County, Ohio.

Exhibit “A” – Page 3

BELPRE III PARCEL

Situate, lying and being in the City of Belpre, County of Washington, State of Ohio, being part of 38.86 acre Lot No. 30 in Range 10, Town 2, Section 2, more particularly bounded and described as follows:

Beginning at an iron rod (found) in the westerly line of 38.86 acres Lot Number (30), being North 02 degrees 42 minutes 45 seconds East 369.20 feet from a concrete monument (found) at the intersection of said 38.86 acres Lot Number (30) and the northerly right of way line of CSX Railroad; thence with the southerly line of Belpre II, LLC (Official Record 538, Page 1084), North 81 degrees 52 minutes 22 seconds Ease 264.26 feet to an iron rod (found) at the southwesterly terminus of a 50 feet wide road (access to Farson Street – reference 1.167 acres roadway Official Record 574, Page 937); thence with the westerly right of way line of an extended 50 feet wide right of way and the interior of the original parent property (Official Record 507, Page 398), South 02 degrees 42 minutes 45 seconds West 359.90 feet to an iron rod (set) passing an iron rod (set) the southwesterly terminus of said extended right of way at 104.17 feet; thence continuing with the interior of said parent property, North 87 degrees 17 minutes 15 seconds West 259.54 feet to an iron rod (set) in the westerly line of said 38.86 acres Lot Number (30); thence with the westerly line of said 38.86 acres Lot Number (30), North 02 degrees 42 minutes 45 seconds East 310.20 feet to the point of beginning and containing 1.996 acres more or less passing a concrete monument at 144.00 feet and being 1.996 acres part of 38.86 acres Lot Number (30), based upon previous surveys by Darrell R. Boice, P.S. and an actual field survey in February, 2010, December, 2010, October, 2012, December, 2012, June, 2013, September, 2014, and June, 2015 by Michael W. Pfalzgraf, P.S. and William Ambrose, P.S.

Together with the perpetual, non-exclusive easements and rights of way granted and conveyed by the Prior Instrument referenced below.

Prior Instrument Reference: Official Record Volume 587, at Page 1694.

Subject to all rights of way, reservations, restrictive and protective covenants, utility easements, oil and gas and mineral leases and Road Maintenance Agreement and Supplemental Road Maintenance Agreements of record in the chain of title in the Recorder’s Office of Washington County, Ohio.

Exhibit “A” – Page 4

BELPRE IV PARCEL

FIRST TRACT:

Situate, lying and being in the City of Belpre, County of Washington, State of Ohio, being part of 38.86 acres Lots Nos. (27), (28), and (29) in Range 10, Town 2, Section 2, more particularly bounded and described as follows:

Commencing at a point, the intersection of the center of Farson Street and the northerly right of way line of CSX (formerly Baltimore and Ohio Railroad 100 feet wide right of way), thence with the center of said Farson Street North 04 degrees 06 minutes 05 seconds East 344.42 feet; thence with the common line of City of Belpre (Farson Street, reference Official Record 540, Pages 1240 and 1244) North 87 degrees 05 minutes 23 seconds West 45.00 feet to an iron rod (found), the true point of beginning; thence with the common line of the parent property (reference Official Record 507, Page 398) and 601 Plaza L.L.C. (reference Official Record 493, Page 1576) North 87 degrees 05 minutes 23 seconds West 816.04 feet to an iron rod (set), passing an iron rod (found) at the northwesterly corner of said 601 Plaza L.L.C. at 789.48 feet; thence with the interior of the parent property North 02 degrees 38 minutes 07 seconds East 135.43 feet to an iron rod (set) in the southerly line of a 50 feet wide road right of way (reference Official Record 538, Page 1096); thence with the southerly line of said 50 feet wide road the following two (2) courses: North 76 degrees 17 minutes 35 seconds East 255.09 feet to an iron rod (set), and South 87 degrees 11 minutes 28 seconds East 536.59 feet to an iron rod (set); thence with the City of Belpre (Farson Street, reference Official Record 540, Page 1244) the following four (4) courses: South 04 degrees 06 minutes 05 seconds West 7.33 feet to an iron rod (set), South 85 degrees 53 minutes 55 seconds East 20.00 feet to an iron rod (found), 31.42 feet with a curve to the right a chord bearing of South 40 degrees 53 minutes 54 seconds East 28.29 feet, having a radius of 20.00 feet to an iron rod (found), and South 04 degrees 06 minutes 05 seconds West 181.21 feet to the true point of beginning, containing 3.709 acres, more or less, and being 1.383 acres part of Lot (27), 1.581 acres part of Lot (28), and 0.745 acre part of Lot (29), and being more particularly described on that certain plat of survey of Michael W. Pfalzgraf, P.S. and William W. Ambrose, P.S. dated 6/5/13, recorded in the Office of the Washington County, Ohio Engineer.

Together with the perpetual, non-exclusive easements and rights of way granted and conveyed by the Prior Instrument referenced below.

Prior Instrument Reference: Official Record Volume 548, at Page 2183.

Subject to all rights of way, reservations, restrictive and protective covenants, utility easements, oil and gas and mineral leases and Road Maintenance Agreement and Supplemental Road Maintenance Agreements of record in the chain of title in the Recorder’s Office of Washington County, Ohio.

Exhibit “A” – Page 5

There is excepted from the said First Tract and not conveyed hereby that certain tract of 0.5128 acre, more or less, to be conveyed by Belpre IV, LLC to Minnite Family, LLC, more particularly described as follows:

Situated in the City of Belpre, Belpre Township (T2N, R10W), Washington County, State of Ohio and being part of Sections 2 and 38.36 acre Lots 28 and 29 and part of a parcel conveyed to Belpre IV, LLC by deed recorded in OR Vol. 507, Page 398 of the Washington County Recorder’s records and being further bounded and described as follows:

COMMENCING at a 5/8” iron pin found at the intersection of westerly right-of-way line of Farson Street (width varies) and the north line of CSX Railroad (formerly B&O Railroad); thence North 87° 44’ 06” West, a distance of 781.55 feet along the north line of CSX Railroad, referenced by a 5/8” iron pin found North 25° 59’ 40” East, 0.29 feet; thence North 02° 14’ 04” East, a distance of 345.72 feet to the south line of said Belpre IV, LLC parcel and a 5/8” rebar set with cap marked “CESO;” thence North 87° 38’ 23” West, along the south line of said Belpre IV, LLC parcel, a distance of 26.50 feet to the southwest corner thereof; thence North 02° 12’ 02” East, along the west line of said Belpre IV, LLC parcel, a distance of 135.43 feet to the northwest corner thereof and a 5/8” iron pin found; thence North 75° 42’ 34” East, along the northerly line of said Belpre IV, LLC parcel, a distance of 20.86 feet the true place of beginning and a 5/8” rebar set with a cap market “CESO;” thence continue North 75° 42’ 34” East along said line, a distance of 234.23 feet to a deflection therein and a 5/8” rebar set with cap marked “CESO;” thence South 87° 43’ 30” East, continuing along the north line of said Belpre IV, LLC parcel, a distance of 53.50 feet to a 5/8” rebar set with a cap marked “CESO;” thence South 02° 16’ 30” West, a distance of 74.50 feet to a drill hole set; thence North 87° 38’ 23” West, a distance of 134.50 feet to a drill hole set; thence South 02° 16’ 30” West, a distance of 64.00 feet to a drill hole set; thence North 87° 38’ 23” West, a distance of 143.42 feet to a 5/8” rebar set with cap marked “CESO;” thence North 02° 12’ 02” East, a distance of 71.30 feet to the true place of beginning and containing 0.5128 acres (0.3536 acres in Parcel #080030512003 and 0.1592 acres in Parcel #080030516005), more or less and surveyed and described by Steven W. Clutter, PS-7655 for and on behalf of CESO, Inc. in June 2017.

Together with the perpetual, non-exclusive easements and rights of way appurtenant thereto granted and conveyed by the aforesaid title reference deed.

Exhibit “A” – Page 6

SECOND TRACT:

Situate in the City of Belpre, County of Washington, State of Ohio, being part of 38.86 acres Lot (29) in Range 10, Town 2, Section 2, more particularly bounded and described as follows:

Commencing at a point, the intersection of the center of Farson Street and the northerly right of way line of CSX (formerly Baltimore and Ohio Railroad, 100 feet wide right of way), thence North 57 degrees 46 minutes 41 seconds West 980.00 feet to an iron rod (found) the northwesterly corner of Belpre IV, LLC (Official Record 548, Page 2183) the true point of beginning; thence with the common line of the parent property (Official Record 507, Page 398) and the westerly line of said Belpre IV, LLC, South 02 degrees 38 minutes 07 seconds West 165.43 feet to an iron rod (set) passing the southwesterly corner of said Belpre IV, LLC at 135.43 feet; thence with the interior of the parent property the following two (2) courses: North 87 degrees 20 minutes 30 seconds West 125.35 feet to an iron rod (set), and North 02 degrees 51 minutes 02 seconds East 128.77 feet to an iron rod (set) in the southerly line of 50 feet wide road (reference Official Record 548, Page 2183 access to Farson Street); thence with the southerly line of said 50 feet wide road, North 76 degrees 17 minutes 35 seconds East 130.12 feet to the true point of beginning, and containing 0.422 acre, more or less, being 0.422 acre part of 38.86 acres Lot (29), and being more particularly described on that certain plat of survey of Michael W. Pfalzgraf, P.S. and William Ambrose, P.S. dated 9/22/14, recorded in the Office of the Washington County, Ohio Engineer.

Together with the perpetual, non-exclusive easements and rights of way granted and conveyed by the Prior Instrument referenced below.

Prior Instrument Reference: Official Record Volume 574, at Page 937.

Subject to all rights of way, reservations, restrictive and protective covenants, utility easements, oil and gas and mineral leases and Road Maintenance Agreement and Supplemental Road Maintenance Agreements of record in the chain of title in the Recorder’s Office of Washington County, Ohio.

Exhibit “A” – Page 7

THIRD TRACT:

Situate in the City of Belpre, Belpre Township (T2N, R10W), Washington County, State of Ohio and being part of Sections 2 and 38.86 acre Lot 29 and part of a parcel conveyed to 601 Plaza L.L.C. by deed recorded in OR Vol. 493, Page 1576 of the Washington County Recorder’s records and being further bounded and described as follows:

COMMENCING at a 5/8” iron pin found at the intersection of westerly right of way line of Farson Street (width varies) and the north line of CSX Railroad (formerly B&O Railroad); thence North 87° 44’ 06” West, a distance of 781.55 feet along the north line of CSX Railroad to the southwest corner of said 601 Plaza L.L.C. parcel, referenced by a 5/8” iron pin found North 25° 59’ 40” East, 0.29 feet; thence North 02° 14’ 04” East, along the west line of said 601 Plaza L.L.C. parcel, a distance of 30.22 feet to the true place of beginning and a 5/8” rebar set with cap marked “CESO;” thence continue North 02° 14’ 04” East along said line, a distance of 315.50 feet to the northwest corner thereof and a 5/8” rebar set with a cap marked “CESO;” thence South 87° 38’ 23” East, along the north line of said 601 Plaza L.L.C. parcel, a distance of 80.00 feet; thence South 02° 14’ 03” West, a distance of 315.50 feet to a 5/8” rebar set with cap marked “CESO,” having passed through a 5/8” rebar set with cap marked “CESCO” at 15.00 feet; thence North 87° 38’ 23” West, a distance of 80.00 feet to the true place of beginning and containing 0.5794 acres, more or less as surveyed and described by Steven W. Clutter, PS-7655 for and on behalf of CESO, Inc. in June 2017.

Together with the perpetual, non-exclusive easements and rights of way granted and conveyed by the Prior Instrument referenced below.

Prior Instrument Reference: Official Record Volume 622, at Page 1306.

Subject to all rights of way, reservations, restrictive and protective covenants, utility easements, oil and gas and mineral leases and Road Maintenance Agreement and Supplemental Road Maintenance Agreements of record in the chain of title in the Recorder’s Office of Washington County, Ohio.

Exhibit “A” – Page 8

 MINNITE FAMILY PARCEL

Situate, lying and being in the City of Belpre, County of Washington, State of Ohio, being part of 38.36 acres Lots (27), (28), (29), and (30) in Range 10, Town 2, Section 2, more particularly bounded and described as follows:

BEGINNING at an iron rod (found) in the northerly right of way line of CSX (formerly Baltimore and Ohio Railroad, 100 feet wide right of way), said point at the intersection of the center of Farson Street (60 feet wide right of way) and said northerly right of way line of said CSX bears South 87 degrees 11 minutes 06 seconds East 826.55 feet; thence with the northerly right of way line of said CSX, North 87 degrees 11 minutes 06 seconds West 494.41 feet to a concrete monument (found); thence with the westerly line of 38.36 acre Lot No. 30, North 02 degrees 42 minutes 45 seconds East 629.13 feet to a concrete monument (found) in the southerly right of way line of Ohio Route No. 7 (controlled access right of way Deed Volume 340, Page 873), passing a concrete monument (found) at 203.00 feet; thence with the southerly right of way line of said Ohio Route No. 7, North 76 degrees 17 minutes 35 seconds East 249.54 feet; thence with the interior of the parent property (Official Record 493, Page 1576) the line of a 2.485 acres lot (Building Lot B) two (2) courses; South 13 degrees 42 minutes 20 seconds East 225.02 feet, North 76 degrees 17 minutes 35 seconds East 419.76 feet to an iron rod (found), the southwesterly corner of 601 Plaza L.L.C. (Official Record 361, Page 1385); thence with the southerly line of said 601 Plaza L.L.C. South 87 degrees 11 minutes 28 seconds East 630.00 feet to a point in the center of said Farson Street, where an iron rod (found) bears North 87 degrees 11 minutes 28 seconds West 130.00 feet; thence with the center of said Farson Street, South 04 degrees 06 minutes 05 seconds West 259.53 feet to point where an iron rod (found) bears North 87 degrees 05 minutes 23 seconds West 30.00 feet; thence with the interior of the parent property two (2) courses: North 87 degrees 05 minutes 23 seconds West 834.48 feet to an iron rod (found), South 02 degrees 46 minutes 57 seconds West 345.72 feet to the point of beginning and containing 11.598 acres, more or less, and being 1.993 acres part of Lot (27), 1.964 acres part of Lot (28), 2.820 acres part of Lot (29), and 4.821 acres part of Lot (30), and being more particularly described on that certain plat of survey of Michael W. Pfalzgraf, P.S. and William W. Ambrose, P.S. dated February 10, 2011.

Together with the perpetual, non-exclusive easements and rights of way granted and conveyed by the Prior Instrument referenced below.

Prior Instrument Reference: Official Record Volume 507, at Page 398.

Subject to all rights of way, reservations, restrictive and protective covenants, utility easements, oil and gas and mineral leases and Road Maintenance Agreement and Supplemental Road Maintenance Agreements of record in the chain of title in the Recorder’s Office of Washington County, Ohio.

Exhibit “A” – Page 9

There is excepted from the above described property and not conveyed hereby the following lots, tracts, or parcels of real estate:

1)        That certain tract of 1.683 acres, more or less, conveyed by Minnite Family, LLC, a West Virginia limited liability company, to Belpre II, LLC, a West Virginia limited liability company, by deed dated January 10, 2013, recorded in the Washington County, Ohio Recorder’s Office in OR Volume 538, at Page 1084.

2)        That certain tract of 1.996 acres, more or less, conveyed by Minnite Family, LLC, a West Virginia limited liability company, to Belpre III, LLC, a West Virginia limited liability company, by correction deed dated July 14, 2015, recorded in the Washington County, Ohio Recorder’s Office in OR Volume 587, at Page 1694.

3)        That certain tract of 3.709 acres, more or less, conveyed by Minnite Family, LLC, a West Virginia limited liability company, to Belpre IV, LLC, a West Virginia limited liability company, by deed dated July 3, 2013, recorded in the Washington County, Ohio Recorder’s Office in OR Volume 548, at Page 2183.

4)        That certain tract of 0.422 acre, more or less, conveyed by Minnite Family, LLC, a West Virginia limited liability company, to Belpre IV, LLC, a West Virginia limited liability company, by deed dated November 26, 2014, recorded in the Washington County, Ohio Recorder’s Office in OR Volume 574, at Page 937.

5)        That certain tract of 0.323 acre, more or less, conveyed by Minnite Family, LLC, a West Virginia limited liability company, to The City of Belpre, by deed dated January 8, 2013, recorded in the Washington County Ohio Recorder’s Office in OR Volume 540, at Page 1244.

Exhibit “A” – Page 10

Exhibit “B”

List of Leases

1.	Lease for the Belpre I Parcel dated December 27, 2010, by and between 601 Plaza L.L.C., a West Virginia limited liability company, as landlord and Marietta Memorial Hospital, an Ohio non profit corporation (“Marietta Hospital”) as tenant, as amended by that certain Amendment and Addendum to Lease dated August 23, 2011, by and between Belpre I, LLC, a West Virginia limited liability company, as landlord and Marietta Hospital as tenant and as further amended by that certain Lease Extension effective December 1, 2017.

2.	Lease for the Belpre II Parcel dated October 9, 2012, by and between Belpre I, LLC, a West Virginia limited liability company, as landlord and Marietta Hospital as tenant, as amended by that certain Addendum to Lease Agreement dated December 19, 2012, by and between Belpre II, LLC, a West Virginia limited liability company, as landlord and Marietta Hospital as tenant.

3.	Lease for the Belpre III Parcel dated March 16, 2015, by and between Belpre III, LLC, a West Virginia limited liability company, as landlord and Marietta Hospital as tenant.

4.	Lease for the Belpre IV Parcel entered into on June 11, 2013, by and between Belpre IV, LLC, a West Virginia limited liability company, as landlord and Marietta Hospital as tenant as amended by that certain Amended Lease dated April 14, 2016, by and between Belpre IV, LLC, a West Virginia limited liability company, as landlord and Marietta Hospital as tenant and as further amended by that certain Second Lease Amendment dated effective November 1, 2017 by and between said parties.

Exhibit “B” – Page 1

Exhibit “C”

List of Contracts Required to be Assumed

1.	Land Developer’s Agreement for Storm Sewer Project in the City of Belpre, Ohio by and between the City of Belpre, Ohio and 601 Plaza L.L.C., dated January 28, 2011.

2.	Land Developer’s Agreement for Water and Sanitary Sewer Mains and Related Items Project in the City of Belpre, Ohio, by and between the City of Belpre, Ohio and 601 Plaza L.L.C., dated February 3, 2011.

3.	Road Maintenance Agreement, by and between Belpre I, LLC, Minnite Family, LLC, and 601 Plaza L.L.C., dated March 3, 2011, recorded in the Office of the Washington County, Ohio Recorded in OR Volume 507, at Page 414.

4.	Supplemental Road Maintenance Agreement, by and between Belpre I, LLC, Minnite Family, LLC, 601 Plaza L.L.C., Belpre II, LLC and Belpre III, LLC, dated January 10, 2013, recorded in said Recorder’s Office in OR Volume 538, at Page 1096.

5.	Second Supplemental Road Maintenance Agreement by and between Belpre I, LLC, Minnite Family, LLC, 601 Plaza L.L.C., Belpre II, LLC, Belpre III, LLC and Belpre IV, LLC, dated July 3, 2013, recorded in said Recorder’s Office in OR Volume 548, at Page 2190.

6.	Third Supplemental Road Maintenance Agreement by and between Belpre I, LLC, Minnite Family, LLC, 601 Plaza L.L.C., Belpre II, LLC, Belpre III, LLC and Belpre IV, LLC, dated August 6, 2015, recorded in said Recorder’s Office in OR Volume 587, at Page 1712.

7.	Belpre I Easement Agreement

8.	Belpre IV Easement Agreement

Exhibit “C” – Page 1

Exhibit “C-1”

List of Contracts that may be Assumed in Buyer’s Discretion

None.

Exhibit “C-1” – Page 1

Exhibit “D”

[Reserved]

Exhibit “D” – Page 1

Exhibit “E”

Form of Deed

LIMITED WARRANTY DEED

KNOW ALL MEN BY THESE PRESENTS, THAT __________________________, a(n) _____________________________ [or ____________________ and _________________________ (insert marital status)] (“Grantor”), for valuable consideration paid, grants, with limited warranty covenants, to _______________________________________, a(n) _____________________ limited liability company, whose tax mailing address is __________________________________, the real property situated in the City of _______________________, County of ___________________, and State of Ohio, and more particularly described on Exhibit A attached hereto and made a part hereof (“Real Property”).

Permanent Parcel No.:

Property Address:

The Real Property is being conveyed free and clear of all liens, encumbrances and exceptions whatsoever, except real estate taxes, both general and special, which are a lien but not yet due and payable, liens, easements, rights of way, covenants, conditions and restrictions of record and zoning ordinances.

[And for valuable consideration, ______________________, [husband/wife] of _____________________, releases all rights of dower therein.] – Include if a Grantor is married

Prior Instrument Reference: Volume ___, Page ___ or Instrument No. _____________________ of _______________ County Records.

Exhibit “E” – Page 1

EXECUTED this ______ day of _________, 201_.

________________________________, a(n) _____________________________

By:

Name:

Title:

or

Exhibit “E” – Page 2

STATE OF _____________	)
	)	SS:
COUNTY OF ___________	)

The foregoing instrument was acknowledged before me this _____ day of ____________, 201_, by ____________________________________, as ______________________________ of ________________________________, a(n) ____________________________, on behalf of said ____________________________.

Notary Public

Print Name:

My Commission Expires:

or

STATE OF _____________	)
	)	SS:
COUNTY OF ___________	)

The foregoing instrument was acknowledged before me this _____ day of _________, 201__, by ____________________________________.

Notary Public

Print Name:

My Commission Expires:

This instrument prepared by:

Exhibit “E” – Page 3

EXHIBIT A

Legal Description

(see attached)

Exhibit “E” – Page 4

Exhibit “F”

Form of
BILL OF SALE

_______________________, a ____________________ (“Seller”), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby grants, bargains, sells, transfers and delivers to GMR _________________, LLC a Delaware limited liability company (“Buyer”), all of the fixtures, equipment, furniture, furnishings, appliances, supplies and other personal property of every nature and description attached or pertaining to, or otherwise used in connection with the real property described on Exhibit A (the “Real Property”) attached hereto and located within the Real Property (collectively, the “Personal Property”), but specifically excluding from the Personal Property any accounting software or related items, all property leased by Seller or owned by tenants or others, if any, to have and to hold the Personal Property unto Buyer, its successors and assigns, forever.

Seller grants, bargains, sells, transfers and delivers the Personal Property in its “AS IS” condition, WITH ALL FAULTS, IF ANY, and makes no representations or warranties, direct or indirect, oral or written, express or implied, as to title, encumbrances and liens, merchantability, condition or fitness for a particular purpose or any other warranty of any kind, all of which representations and warranties are expressly hereby disclaimed and denied.

Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement.

[Signatures appear on following page]

Exhibit “F” – Page 1

Signature Page to

Bill of Sale

SELLER:	__________________________________,
a ________________________________

By:

Name:

Its:

BUYER:	GMR ___________________, LLC,
a Delaware limited liability company

By:

Name:

Its:

ATTACH:

Exhibit A – Real Property Description

Exhibit “F” – Page 2

Exhibit “G”

Form of
ASSIGNMENT AND ASSUMPTION OF LEASES, CONTRACTS AND SECURITY DEPOSITS

DATE:	____________________, 20__

ASSIGNOR:	_____________________, a ____________________

ASSIGNEE:	GMR _______________, LLC, a Delaware limited liability company

RECITALS:

WHEREAS, Assignor and Assignee have entered into that certain Contribution and Sale Agreement dated as of _________________ __, 20__ (the “Purchase Agreement”), wherein Assignor agreed to sell and Assignee agreed to buy certain real property described in Exhibit A attached hereto and the improvements located thereon (the “Property”); and

WHEREAS, Assignee desires to assume and Assignor desires to assign to Assignee all of Assignor’s interest (i) as landlord, under the leases described in Exhibit B attached hereto and incorporated herein pertaining to the Property, including any security deposits, letters of credit, advance rentals, or like payments held by Assignor in connection with the Leases, and all guaranties of such leases (collectively, the “Leases”), and (ii) as owner, under the service contracts (the “Contracts”) described in Exhibit C attached hereto and incorporated herein pertaining to the Property.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:

1.           Assignment. Assignor conveys and assigns to Assignee all of Assignor’s right, title and interest in and to the Leases and the Contracts, together with the right to receive any and all sums and proceeds arising out of said Leases and Contracts, from and after the date of conveyance of the Property by Assignor to Assignee (the “Conveyance Date”).

2.           Assumption. Assignee assumes and agrees to be bound by all of Assignor’s liabilities and obligations pursuant to the Leases and the Contracts, if any, and agrees to perform and observe all of the covenants and conditions contained in the Leases and the Contracts, from and after the Conveyance Date.

3.           Indemnification. Assignee covenants and agrees to indemnify and hold harmless Assignor for, from and against any actions, suits, proceedings or claims, and all costs and expenses, including, without limitation, reasonable attorneys’ fees, incurred in connection therewith, arising out of any breach of any of the Leases or the Contracts by Assignee to the extent occurring from and after the Conveyance Date. Assignor covenants and agrees to indemnify and hold harmless Assignee for, from and against any actions, suits, proceedings or claims, and all costs and expenses, including, without limitation, reasonable attorneys’ fees, incurred in connection therewith, arising out of any breach of any of the Leases or the Contracts by Assignor to the extent occurring prior to the Conveyance Date.

Exhibit “G” – Page 1

4.           Binding Effect. This Assignment shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns.

5.           Construction; Definitions. This Assignment shall be construed according to ________________ law, without regard to its conflicts of laws principles. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement.

6.           Counterparts. This Assignment may be executed in counterparts, which taken together shall constitute one original instrument.

DATED as of the day and year first above written.

[Signatures Appear on Following Page]

Exhibit “G” – Page 2

Signature Page to

Assignment and Assumption of Leases,

Contracts and Security Deposits

SELLER:	__________________________________,
a ________________________________

By:

Name:

Its:

BUYER:	GMR ___________________, LLC,
a Delaware limited liability company

By:

Name:

Its:

ATTACH:

Exhibit A - Property Description

Exhibit B - Leases

Exhibit C – Contracts

Exhibit “G” – Page 3

STATE OF ________________	)

) SS.

COUNTY OF__________________	)

BEFORE ME, a Notary Public in and for said County and State, personally appeared __________________________________________ who acknowledged that ____ did sign the foregoing instrument, and that the same is _____ free act and deed individually.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal at ___________________________________, _________ this ____ day of ____________________, 20___.

_____________________________________

Notary Public

My commission expires: _________________

This instrument prepared by:

_____________________

_____________________

_____________________

_____________________

_____________________

Exhibit “G” – Page 4

STATE OF ________________	)

) SS.

COUNTY OF__________________	)

BEFORE ME, a Notary Public in and for said County and State, personally appeared __________________________________________ who acknowledged that ____ did sign the foregoing instrument, and that the same is _____ free act and deed individually.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal at ___________________________________, _________ this ____ day of ____________________, 20___.

_____________________________________

Notary Public

My commission expires: _________________

This instrument prepared by:

_____________________

_____________________

_____________________

_____________________

_____________________

Exhibit “G” – Page 5

Exhibit “H”

Form of

ASSIGNMENT OF INTANGIBLE PROPERTY

DATE:	____________________, 20__

ASSIGNOR:	_____________________, a ____________________

ASSIGNEE:	GMR _______________, LLC, a Delaware limited liability company

RECITALS:

A.           Assignor presently owns the real property described in Exhibit A to this Assignment and the improvements and personal property located thereon (the “Property”).

B.           WHEREAS, Assignor and Assignee have entered into that certain Contribution and Sale Agreement dated as of ______________, 20__ (the “Purchase Agreement”), wherein Assignor agreed to sell and Assignee agreed to buy the Property;

C.           Assignor desires to sell the Property to Assignee, and in connection therewith, Assignor desires to assign to Assignee and Assignee desires to acquire Assignor’s interest, if any, in and to the following described rights, interests and property inuring to the benefit of Assignor and relating to the Property.

FOR VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, Assignor agrees as follows:

1.           Assignment. Assignor assigns, transfers, sets over, and conveys to Assignee, to the extent the same are assignable, all of Assignor’s right, title, and interest, if any, in and to (i) any warranties and/or guaranties, express or implied, from contractors, builders, manufacturers, and/or suppliers inuring to the benefit of Assignor and relating to the Property, (ii) any licenses, permits and approvals relating to the Property, (iii) any service marks, logos and trade names, (iv) all plans, drawings and specifications and (v) any development rights, except as excepted by said Purchase Agreement.

2.           Binding Effect. This Assignment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

3.           Construction; Definitions. This Assignment shall be construed according to _______________ law, without regard to its conflicts of laws principles. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement.

DATED as of the day and year first above written.

Exhibit “H” – Page 1

ASSIGNOR:	__________________________________,
a ________________________________

By:

Name:

Its:

ASSIGNEE:	GMR ___________________, LLC,
a Delaware limited liability company

By:

Name:

Its:

ATTACH:

Exhibit A - Property Description

Exhibit “H” – Page 2

Exhibit “I”

NON-FOREIGN AFFIDAVIT

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by ____________________, a _____________________ (“Seller”), the undersigned hereby certifies the following:

1.           Seller is not a foreign person, foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

2.           Seller’s U.S. taxpayer identification number is __________________; and

3.           Seller’s address is ________________________________________________.

The undersigned understands that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both. Under penalties of perjury, the undersigned declares that it has examined this certification and to its knowledge and belief it is true, correct, and complete, and further declares that it has authority to sign this document.

Date:   As of ______________, 20__

__________________________________,
a ________________________________

By:

Name:

Its:

Exhibit “I” – Page 1

Exhibit “J”

Form of

CERTIFICATE OF REPRESENTATIONS AND WARRANTIES

[Letterhead of Party Giving Certificate (Seller or Buyer)]

_______________________, 20__

[Name of Party Receiving Certificate (Seller or Buyer)]

[Address of Party Receiving Certificate]
[City, State]

Ladies and Gentlemen:

The undersigned hereby certifies that all of the representations and warranties made by it in Section ____ of the Contribution and Sale Agreement dated as of __________________, 20__ (the “Purchase Agreement”) between the undersigned, as [insert Seller or Buyer], and you, as [insert Seller or Buyer], are true and correct as of the date hereof in all material respects, except as follows: [insert “none” or exceptions], which shall survive the date hereof for the period and subject to the limitations provided in the Purchase Agreement, and thereafter shall be null and void. The undersigned further ratifies and confirms the continued applicability of, and the understandings and agreements of the undersigned set forth in, such Section ____.

Very truly yours,

__________________________________,
a ________________________________

By:

Name:

Its:

Exhibit “J” – Page 1

Exhibit “K”

PROPERTY INFORMATION

1.	Existing Title Policy

2.	Underlying Title Documents

3.	Existing Survey, site plan

4.	Current Rent Roll

5.	Property Level Operating Statements, 2015-2017 and 2018 Year to Date

6.	Current Year Budget

7.	Broker’s Sale Package

8.	General Ledger Report

9.	CAM Reconciliation/CAM Budget:

a)	Current Year CAM Estimates; and

b)	Back up documentation to support CAM Reconciliation:

1)	Operating Expense Recovery Schedule;

2)	Schedule of Tenant Reimbursements (i.e. electricity sub-metered) previously billed; and

3)	Tenant ledgers (to show what was actually billed).

10.	Tenant Financial Reports, certified personal financial statement of any lease guarantors

11.	Tenant Contact List

12.	Service Contracts

13.	Utility Bills, list of all accounts with service providers, past two years

14.	Property Tax Bills (Current year and Previous 2 years), special assessment info if any

15.	Property Insurance -, both Tenant Certificates and Property Casualty and Liability including loss run reports, and if applicable, Elevation Certification for Flood Insurance

16.	Personal Property Inventory

17.	Aged Receivables Report

Exhibit “K” – Page 1

18.	Existing Environmental Reports

19.	Site/Floor/Building Plans (as-builts), CAD files if applicable, details on initial building footage and expansion square footage

20.	BOMA square footage calculations

21.	Existing Seismic Report (if applicable)

22.	Certificate of Occupancy (shell and all suites)

23.	Property photos; interior and exterior, aerials

24.	REA (Declarations) (if any)

25.	Schedule of Litigation (if any)

26.	Building Permits and Warranties (roof, mechanical, construction)

27.	Zoning Compliance Letter, note violations, if any

28.	Property Management Contract

29.	Development Agreement (if any)

30.	Association Documents, shared parking agreements, shared services, if any, applicable budgets

31.	Lease Abstracts, if available

32.	Tenant Leases (including all amendments, exhibits and correspondence)

33.	List of open base building and tenant improvement construction, architectural or consultant agreements

SELLER TO PROVIDE BUYER WITH CURRENT FINANCIALS, ALL ORIGINAL TENANT LEASES (INCLUDING ALL AMENDMENTS, EXHIBITS AND CORRESPONDENCE) WITHIN ONE (1) BUSINESS DAY FOLLOWING THE CLOSE OF ESCROW.

Exhibit “K” – Page 2

Exhibit “L”

Form of

TENANT ESTOPPEL CERTIFICATE

From:

(“Tenant”)

To:

(“Buyer”)

(“Landlord”)

(“Buyer’s Lender”)

Lease:	Lease dated _____________, ______, between
___________________________________________, a
_____________________________________________,
and ________________________________________, a
_____________________________________________,
as amended, modified or supplemented by __________
________________________________ [list all amendments, addenda, letter agreements and the like] (as so amended, modified and supplemented, the “Lease”).

Premises:	Suite(s) ______, consisting of a total of ______________ rentable square feet, (the “Premises”) located in the building known as __________________, having an address of ___________, _______, _______(the “Building”).

Tenant hereby certifies to Landlord and Buyer as follows:

1.           Tenant is the current Tenant under the Lease. The Lease is in full force and effect and is the only lease, agreement or understanding between Landlord and Tenant affecting the Premises and any rights to parking. The Lease has not been modified, altered or amended, except as follows: [commencement agreements, modifications, assignments or amendments to the Lease and all letter agreements or, if none, state “None”.]

Exhibit “L” – Page 1

2.           The initial term of the Lease commenced on _________________, 20__, and the current term will expire on _________________________, _____. The Tenant has an outstanding option to renew the Lease (which has not been waived or lapsed) for ________________________ (_____) additional __________________ following the expiration date of the current term. Tenant has accepted and is presently occupying the Premises.

3.           The base rent under the Lease is currently $______ per month. [Tenant’s current estimated operating expense rent is $_________ per month.] Tenant’s pro rata share of operating expenses for the Building is _____%. Tenant has fully paid all rent and other sums payable under the Lease on or before the date of this Certificate and Tenant has not paid any rent more than one month in advance.

4.           Tenant is not in default under any of the provisions of the Lease, and no event has occurred and no circumstance exists which, with the passage of time or the giving of notice by Landlord, or both, would constitute such a default.

5.           To Tenant’s knowledge, Landlord is not in default under any of the provisions of the Lease, and no event has occurred and no circumstance exists which, with the passage of time or the giving of notice by Tenant, or both, would constitute such a default.

6.           All construction to be performed and the improvements to be installed by Landlord on the Premises as a condition to Tenant’s acceptance of the Premises, if any, have been completed and fully accepted by Tenant and the last date of any such construction or installation of improvements was [__________]. All amounts to be paid by Landlord to Tenant for work performed by Tenant pursuant to any tenant improvement allowance have been paid in full. Any and all other leasing incentives, amounts which the Lease expressly requires to be paid by Landlord to Tenant or amounts to be credited against Tenant rent due under the Lease for any reason (exclusive of operating expense adjustments as may be applicable under the Lease) have been fully paid or credited as applicable, and no such amounts remain outstanding or remain to be credited.

7.           All construction to be performed and the improvements to be installed by Tenant on the Premises, if any, have been completed. All amounts to be paid by Tenant for such construction and/or improvements have been paid in full.

8.           As of the date of this Certificate, Tenant has no defenses, offsets or credits against the payment of rent and other sums due or to become due under the Lease or against the performance of any other of Tenant’s obligations under the Lease.

9.           Tenant has paid to Landlord a security deposit in the amount of $ ___________ [alternatively: Landlord is holding a letter of credit to secure Tenant’s obligation under the Lease is the amount of $______________]. [The obligations of Tenant are guaranteed by _________________, in accordance with the terms of the guaranty dated _____________.]

10.         Tenant has not subleased, assigned, pledged, hypothecated, or otherwise encumbered all or any portion of its interest in the Lease.

11.         There are no actions, voluntary or involuntary, pending against the Tenant under the bankruptcy laws of the United States or any state thereof.

Exhibit “L” – Page 2

12.         Tenant understands that this Certificate is required in connection with Buyer’s acquisition of the Building, and Tenant agrees that Landlord, Buyer, Buyer’s Lender and their respective assigns (including any parties providing financing for the Building) will, and shall be entitled to, rely on the truth of this Certificate. Tenant agrees that such parties will, and shall be entitled to, rely on the representations in this Certificate as being true and correct and continuing to be made, unless Tenant notifies Landlord and Buyer of a change in this Certificate prior to the closing.

13.         The party executing this document on behalf of Tenant represents that he/she has been authorized to do so on behalf of Tenant.

EXECUTED on this _____ day of __________________, 20__.

TENANT

__________________________________,
a ________________________________

By:

Name:

Its:

Exhibit “L” – Page 3

Exhibit “M”

Form of Tax Protection Agreement

[See attached]

Exhibit “M” – Page 1

TAX PROTECTION AGREEMENT

THIS TAX PROTECTION AGREEMENT (this “Agreement”) is made and entered into as of ______________, 2018 by and among Global Medical REIT Inc., a Maryland corporation (the “REIT”), Global Medical REIT L.P., a Delaware limited partnership (the “Partnership”), and each partner listed on the signature page to this Agreement (collectively, the “Protected Partners” and, together with the REIT and the Partnership, the “Parties”).

WHEREAS, the Protected Partners own, through their ownership in Minnite Family, LLC, a West Virginia limited liability company, Belpre I, LLC, a West Virginia limited liability company, Belpre II, LLC, a West Virginia limited liability company, Belpre III, LLC, a West Virginia limited liability company, and Belpre IV, LLC, a West Virginia limited liability company, (collectively, the “Existing Owner”), fee title to the real property and improvements located at 807 Farson St., Belpre, Ohio 45714, 805 Farson St., Belpre, Ohio 45714, 803 Farson St., Belpre, Ohio 45714 and 799 Farson St., Belpre, Ohio 45714 (as further described in the Contribution Agreement by and between Existing Owner and New Owner, collectively, the “Property”),

WHEREAS, pursuant to the Contribution and Sale Agreement, dated as of [__________], 2018 (the “Contribution Agreement”), the Existing Owner is contributing (the “Contribution”), as applicable, its right, title and interest in and to the Property to GMR Belpre, LLC, a Delaware limited liability company (the “New Owner”) in exchange for common partnership units of limited partnership interest in the Partnership (“Units”), which Units will be distributed to the Protected Partners in liquidation of the Existing Owner.

WHEREAS, the New Owner is an entity disregarded as separate from the Partnership for federal income tax purposes;

WHEREAS, it is intended for federal income tax purposes that the Contribution for Units will be treated as a tax-deferred contribution of the Properties to the Partnership for Units under Section 721 of the Code;

WHEREAS, in consideration for the agreement of the Protected Partners to cause the Existing Owner to make the Contribution, the Parties desire to enter into this Agreement regarding certain tax matters as set forth herein; and

WHEREAS, the REIT and the Partnership desire to evidence their agreement regarding amounts that may be payable in the event of certain actions being taken by the Partnership regarding the disposition of certain of the contributed Properties.

NOW, THEREFORE, in consideration of the promises and the mutual representations, warranties, covenants and agreements contained herein and in the Contribution Agreements, the Parties hereby agree as follows:

Exhibit “M” – Page 2

ARTICLE 1

DEFINITIONS

To the extent not otherwise defined herein, capitalized terms used in this Agreement have the meanings ascribed to them in the Partnership Agreement (as defined below).

“Accounting Firm” has the meaning set forth in the Section 3.2.

“Agreement” has the meaning set forth in the Preamble.

“Cash Consideration” has the meaning set forth in Section 2.1(a).

“Closing Date” means the date on which the Contribution will be effective.

“Code” means the Internal Revenue Code of 1986, as amended.

“Contribution” has the meaning set forth in the Recitals.

“Contribution Agreement” has the meaning set forth in the Recitals.

“Existing Owner” has the meaning set forth in the Recitals.

“Gain Limitation Property” means (i) each of the Properties, as described in more detail on Schedule 2.1(b) hereto as a Gain Limitation Property; (ii) any direct or indirect interest owned by the Partnership in any entity that owns an interest in a Gain Limitation Property, if the disposition of that interest would result in the recognition of Protected Gain by a Protected Partner; and (iii) any other property that the Partnership directly or indirectly receives that is in whole or in part a “substituted basis property” as defined in Section 7701(a)(42) of the Code with respect to a Gain Limitation Property.

“Indirect Owner” means, in the case of a Protected Partner that is an entity that is classified as a partnership, disregarded entity or subchapter S corporation for federal income tax purposes, any person owning an equity interest in such Protected Partner, and in the case of any Indirect Owner that itself is an entity that is classified as a partnership, disregarded entity or subchapter S corporation for federal income tax purposes, any person owning an equity interest in such entity.

“New Owner” has the meaning set forth in the Recitals.

“Notice Period” means the period commencing on [_________], 2021, and ending at 12:01 AM on [_________], 2023, provided, however, that the Notice Period shall terminate at such time as such Protected Partner has disposed of 80% or more of the Units received upon the Contribution in one or more taxable transactions.

“Parties” has the meaning set forth in the Preamble.

“Partnership” has the meaning set forth in the Preamble.

“Partnership Agreement” means the Agreement of Limited Partnership of the Partnership, dated as of March 14, 2016, as amended, and as the same may be further amended in accordance with the terms thereof.

Exhibit “M” – Page 3

“Partnership Interest Consideration” has the meaning set forth in Section 2.1(a).

“Property” has the meaning set forth in the Recitals.

“Protected Gain” shall mean the gain that would be allocable to and recognized by a Protected Partner for federal income tax purposes under Section 704(c) of the Code in the event of the sale of a Gain Limitation Property in a fully taxable transaction. The initial amount of Protected Gain with respect to each Protected Partner shall be determined as if the Partnership sold each Gain Limitation Property in a fully taxable transaction on the Closing Date for consideration equal to the Section 704(c) Value of such Gain Limitation Property on the Closing Date, and is set forth on Schedule 2.1(b) hereto. Gain that would be allocated to a Protected Partner upon a sale of a Gain Limitation Property that is “book gain” (for example, any gain attributable to appreciation in the actual value of the Gain Limitation Property following the Closing Date or any gain resulting from reductions in the “book value” of the Gain Limitation Property following the Closing Date) shall not be considered Protected Gain. As used in this definition, “book gain” is any gain that would not be required under Section 704(c) of the Code and the applicable regulations to be specially allocated to the Protected Partners for federal income tax purposes.

“Protected Partner” means those persons, as set forth as Protected Partners on Schedule 2.1(a), and any person who (i) acquires Units from a Protected Partner in a transaction in which gain or loss is not recognized in whole or in part and in which such transferee’s adjusted basis for federal income tax purposes is determined in whole or in part by reference to the adjusted basis of the Protected Partner in such Units, (ii) has notified the Partnership of its status as a Protected Partner and (iii) provides all documentation reasonably requested by the Partnership to verify such status, but excludes any person that ceases to be a Protected Partner pursuant to this Agreement.

“Section 704(c) Value” means the fair market value of any Gain Limitation Property as of the Closing Date, as determined by the Partnership and as set forth next to each Gain Limitation Property on Schedule 2.1(c) hereto. Notwithstanding the preceding sentence, with respect to each Gain Limitation Property, the Section 704(c) Value shall not exceed the “Maximum Agreed Value” set forth next to each Gain Limitation Property on Schedule 2.1(c) hereto.

“Subsidiary” means any entity in which the Partnership owns a direct or indirect interest that owns a Gain Limitation Property on the Closing Date or that thereafter is a successor to the Partnership’s direct or indirect interests in a Gain Limitation Property.

“Tax Protection Period” means the period commencing on the Closing Date and ending at 12:01 AM on November 10, 2021, provided, however, that with respect to a Protected Partner, the Tax Protection Period shall terminate at such time as such Protected Partner has disposed of eighty percent (80%) or more of the Units received upon the Contribution in one or more taxable transactions.

“Units” has the meaning set forth in the Recitals.

Exhibit “M” – Page 4

ARTICLE 2

RESTRICTIONS ON DISPOSITIONS OF

GAIN LIMITATION PROPERTIES

2.1          Restrictions on Disposition of Gain Limitation Properties.

(a)          The Partnership agrees for the benefit of each Protected Partner, for the term of the Tax Protection Period, not to directly or indirectly sell, exchange, transfer, or otherwise dispose of a Gain Limitation Property or any interest therein, without regard to whether such disposition is voluntary or involuntary, in a transaction that would cause any Protected Partner to recognize any Protected Gain.

Without limiting the foregoing, the term “sell, exchange, transfer, or otherwise dispose of a Gain Limitation Property” shall be deemed to include, and the prohibition shall extend to:

(i)	any direct or indirect disposition by any direct or indirect Subsidiary of any Gain Limitation Property or any interest therein;

(ii)	any direct or indirect disposition by the Partnership of any Gain Limitation Property (or any direct or indirect interest therein) that is subject to Section 704(c)(1)(B) of the Code and the Treasury Regulations thereunder; and

(ii)	any distribution by the Partnership to a Protected Partner that is subject to Section 737 of the Code and the Treasury Regulations thereunder.

Without limiting the foregoing, a disposition shall include any transfer, voluntary or involuntary, by the Partnership or any Subsidiary in a foreclosure proceeding, pursuant to a deed in lieu of foreclosure, or in a bankruptcy proceeding.

Notwithstanding the foregoing, this Section 2.1 shall not apply to a voluntary, actual disposition by a Protected Partner of Units in connection with a merger or consolidation of the Partnership pursuant to which (1) the Protected Partner is offered as consideration for the Units either cash or property treated as cash pursuant to Section 731 of the Code (“Cash Consideration”) or partnership interests and the receipt of such partnership interests would not result in the recognition of gain for federal income tax purposes by the Protected Partner (“Partnership Interest Consideration”); (2) the Protected Partner has the right to elect to receive solely Partnership Interest Consideration in exchange for his Units, and the continuing partnership has agreed in writing to assume the obligations of the Partnership under this Agreement; (3) no Protected Gain is recognized by the Partnership as a result of any partner of the Partnership receiving Cash Consideration; and (4) the Protected Partner elects or is deemed to elect to receive solely Cash Consideration.

Exhibit “M” – Page 5

(b)          Notwithstanding the restriction set forth in this Section 2.1, the Partnership and any Subsidiary may dispose of any Gain Limitation Property (or any interest therein) if such disposition qualifies as a “like-kind exchange” under Section 1031 of the Code, or an involuntary conversion under Section 1033 of the Code, or other transaction (including, but not limited to, a contribution of property to any entity that qualifies for the non-recognition of gain under Section 721 or Section 351 of the Code, or a merger or consolidation of the Partnership with or into another entity that qualifies for taxation as a “partnership” for federal income tax purposes that, as to each of the foregoing, does not result in the recognition of any taxable income or gain to any Protected Partner with respect to any of the Units; provided, however, that in the case of a “like-kind exchange” under Section 1031 of the Code, if such exchange is with a “related party” within the meaning of Section 1031(f)(3) of the Code, any direct or indirect disposition by such related party of the Gain Limitation Property or any other transaction prior to the expiration of the two (2) year period following such exchange that would cause Section 1031(f)(1) of the Code to apply with respect to such Gain Limitation Property (including by reason of the application of Section 1031(f)(4) of the Code) shall be considered a violation of this Section 2.1 by the Partnership.

ARTICLE 3

REMEDIES FOR BREACH

3.1          Monetary Damages. In the event that the Partnership breaches its obligations set forth in Article 2, with respect to a Protected Partner, the Protected Partner’s sole remedy shall be to receive from the Partnership, and the Partnership shall pay to such Protected Partner as damages, an amount equal to:

(a)	the aggregate federal, state, and local income taxes incurred by the Protected Partner or an Indirect Owner with respect to the Protected Gain that is allocable to such Protected Partner under the Partnership Agreement as a result of the disposition of the Gain Limitation Property, plus

(b)	an amount equal to the aggregate federal, state, and local income taxes payable by the Protected Partner or an Indirect Owner as a result of the receipt of any payment required under this Section 3.1.

For the avoidance of doubt, the Partnership shall have no liability pursuant to this Section 3.1 if the Partnership merges into another entity treated as a partnership for federal income tax purposes or the Protected Partner accepts an offer to exchange its Units for equity interests in another entity treated as a partnership for federal income tax purposes so long as, in either case, such successor entity assumes or agrees to assume the Partnership’s obligations pursuant to this Agreement.

For purposes of computing the amount of federal, state, and local income taxes required to be paid by a Protected Partner (or Indirect Owner), (b) any deduction for state income taxes payable as a result thereof actually allowed in computing federal income taxes shall be taken into account, and (c) a Protected Partner’s (or Indirect Owner’s) tax liability shall be computed using the highest federal, state and local marginal income tax rates that would be applicable to such Protected Partner’s (or Indirect Owner’s) taxable income (taking into account the character and type of such income or gain) for the year with respect to which the taxes must be paid, without regard to any deductions, losses or credits that may be available to such Protected Partner (or Indirect Owner) that would reduce or offset its actual taxable income or actual tax liability if such deductions, losses or credits could be utilized by the Protected Partner (or Indirect Owner) to offset other income, gain or taxes of the Protected Partner (or Indirect Owner), either in the current year, in earlier years, or in later years.

Exhibit “M” – Page 6

3.2          Process for Determining Damages. If the Partnership has breached or violated any of the covenants set forth in Article 2 (or a Protected Partner asserts that the Partnership has breached or violated any of the covenants set forth in Article 2), the Partnership and the Protected Partner (or Indirect Owner) agree to negotiate in good faith to resolve any disagreements regarding any such breach or violation and the amount of damages, if any, payable to such Protected Partner (or Indirect Owner) under Section 3.1. If any such disagreement cannot be resolved by the Partnership and such Protected Partner (or Indirect Owner) within sixty (60) days after the receipt of notice from the Partnership of such breach and the amount of income to be recognized by reason thereof (or, if applicable, receipt by the Partnership of an assertion by a Protected Partner that the Partnership has breached or violated any of the covenants set forth in Article 2), the Partnership and the Protected Partner shall jointly retain a nationally recognized independent public accounting firm (an “Accounting Firm”) to act as an arbitrator to resolve as expeditiously as possible all points of any such disagreement (including, without limitation, whether a breach of any of the covenants set forth in Article 2 has occurred and, if so, the amount of damages to which the Protected Partner is entitled as a result thereof, determined as set forth in Section 3.1). All determinations made by the Accounting Firm with respect to the resolution of any breach or violation of any of the covenants set forth in Article 2 and the amount of damages payable to the Protected Partner under Section 3.1 shall be final, conclusive and binding on the Partnership and the Protected Partner. The fees and expenses of any Accounting Firm incurred in connection with any such determination shall be shared equally by the Partnership and the Protected Partner, provided that if the amount determined by the Accounting Firm to be owed by the Partnership to the Protected Partner is more than five percent (5%) higher than the amount proposed by the Partnership to be owed to such Protected Partner prior to the submission of the matter to the Accounting Firm, then all of the fees and expenses of any Accounting Firm incurred in connection with any such determination shall be paid by the Partnership and if the amount determined by the Accounting Firm to be owed by the Partnership to the Protected Partner is more than five percent (5%) less than the amount proposed by the Partnership to be owed to such Protected Partner prior to the submission of the matter to the Accounting Firm, then all of the fees and expenses of any Accounting Firm incurred in connection with any such determination shall be paid by the Protected Partner.

3.3          Required Notices; Time for Payment. In the event that there has been a breach of Article 2, the Partnership shall provide to each affected Protected Partner notice of the transaction or event giving rise to such breach not later than at such time as the Partnership provides to the Protected Partners the IRS Schedule K-1’s to the Partnership’s federal income tax return for the year of such transaction. All payments required to be made under this Article 3 to any Protected Partner shall be made to such Protected Partner on or before April 15 of the year following the year in which the gain recognition event giving rise to such payment took place; provided that, if the Protected Partner is required to make estimated tax payments that would include such gain (taking into account all available safe harbors), the Partnership shall make a payment to the Protected Partner on or before the due date for such estimated tax payment and such payment from the Partnership shall be in an amount that corresponds to the amount of the estimated tax being paid by such Protected Partner at such time as a result of the gain recognition event. In the event of a payment made after the date required pursuant to this Section 3.3, interest shall accrue on the aggregate amount required to be paid from such date to the date of actual payment at a rate equal to the “prime rate” of interest, as published in the Wall Street Journal (or if no longer published there, as announced by Citibank) effective as of the date the payment is required to be made.

Exhibit “M” – Page 7

ARTICLE 4

NOTICE OF INTENTION TO SELL GAIN LIMITATION PROPERTY DURING NOTICE PERIOD

During the Notice Period, if the Partnership intends to dispose of a Gain Limitation Property in a taxable transaction, the Partnership shall use commercially reasonable efforts to provide at least [90] days’ prior written notice (prior to the closing of such disposition) to the Protected Partners.

ARTICLE 5

SECTION 704(C) METHOD AND ALLOCATIONS

Notwithstanding any provision of the Partnership Agreement, the Partnership shall use the “traditional method” under Treasury Regulations Section 1.704-3(b) for purposes of making all allocations under Section 704(c) of the Code with respect to any Gain Limitation Property.

ARTICLE 6

AMENDMENT OF THIS AGREEMENT; WAIVER OF CERTAIN PROVISIONS

6.1          Amendment. This Agreement may not be amended, directly or indirectly (including by reason of a merger between either the Partnership or the REIT and another entity) except by a written instrument signed by the REIT, the Partnership, and each of the Protected Partners to be subject to such amendment, except that the Partnership may amend Schedule 2.1(a) upon a person becoming a Protected Partner as a result of a transfer of Units.

6.2          Waiver. Notwithstanding the foregoing, upon written request by the Partnership, each Protected Partner, in its sole discretion, may waive the payment of any damages that is otherwise payable to such Protected Partner pursuant to Article 3 hereof. Such a waiver shall be effective only if obtained in writing from the affected Protected Partner.

ARTICLE 7

MISCELLANEOUS

7.1          Additional Actions and Documents. Each of the Parties hereby agrees to take or cause to be taken such further actions, to execute, deliver, and file or cause to be executed, delivered and filed such further documents, and will obtain such consents, as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Agreement.

7.2          Assignment. No Party shall assign its or his rights or obligations under this Agreement, in whole or in part, except by operation of law, without the prior written consent of the other Parties, and any such assignment contrary to the terms hereof shall be null and void and of no force and effect.

Exhibit “M” – Page 8

7.3          Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Protected Partners and their respective successors and permitted assigns, whether so expressed or not. This Agreement shall be binding upon the REIT, the Partnership, and any entity that is a direct or indirect successor, whether by merger, transfer, spin-off or otherwise, to all or substantially all of the assets of either the REIT or the Partnership (or any prior successor thereto as set forth in the preceding portion of this sentence), provided that none of the foregoing shall result in the release of liability of the REIT and the Partnership hereunder. The REIT and the Partnership covenant with and for the benefit of the Protected Partners not to undertake any transfer of all or substantially all of the assets of either entity (whether by merger, transfer, spin-off or otherwise) unless the transferee has acknowledged in writing and agreed in writing to be bound by this Agreement, provided that the foregoing shall not be deemed to permit any transaction otherwise prohibited by this Agreement.

7.4          Modification; Waiver. No failure or delay on the part of any Party in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Parties are cumulative and not exclusive of any rights or remedies which they would otherwise have. No modification or waiver of any provision of this Agreement, nor consent to any departure by any Party therefrom, shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Party in any case shall entitle such Party to any other or further notice or demand in similar or other circumstances.

7.5          Representations and Warranties Regarding Authority; Noncontravention. Each of the REIT and the Partnership has the requisite corporate or other (as the case may be) power and authority to enter into this Agreement and to perform its respective obligations hereunder. The execution and delivery of this Agreement by each of the REIT and the Partnership and the performance of each of its respective obligations hereunder have been duly authorized by all necessary trust, partnership, or other (as the case may be) action on the part of each of the REIT and the Partnership. This Agreement has been duly executed and delivered by each of the REIT and the Partnership and constitutes a valid and binding obligation of each of the REIT and the Partnership, enforceable against each of the REIT and the Partnership in accordance with its terms, except as such enforcement may be limited by (i) applicable bankruptcy or insolvency laws (or other laws affecting creditors’ rights generally) or (ii) general principles of equity. The execution and delivery of this Agreement by each of the REIT and the Partnership do not, and the performance by each of its respective obligations hereunder will not, conflict with, or result in any violation of (i) the Partnership Agreement or (ii) any other agreement applicable to the REIT and/or the Partnership, other than, in the case of clause (ii), any such conflicts or violations that would not materially adversely affect the performance by the Partnership and the REIT of their obligations hereunder.

Exhibit “M” – Page 9

7.6          Captions. The Article and Section headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

7.7          Notices. All notices and other communications given or made pursuant hereto shall be in writing, shall be deemed to have been duly given or made as of the date delivered, mailed or transmitted, and shall be effective upon receipt, if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested) to the Parties at the following addresses (or at such other address for a Party as shall be specified by like changes of address) or sent by electronic transmission to the telecopier number specified below:

(a)          if to the Partnership or the REIT, to:

Global Medical REIT Inc.

2 Bethesda Metro Center

Suite 440

Bethesda, MD 20814

Attention: Jamie Barber

(b)          if to a Protected Partner, to the address on file with the Partnership.

Each Party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be hand delivered, sent, mailed, telecopied or telexed in the manner described above, or which shall be delivered to a telegraph company, shall be deemed sufficiently given, served, sent, received or delivered for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, or (with respect to a telecopy or telex) the answerback being deemed conclusive, but not exclusive, evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

7.8          Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and each of which shall be deemed an original.

7.9          Governing Law. The interpretation and construction of this Agreement, and all matters relating thereto, shall be governed by the laws of the State of Maryland, without regard to the choice of law provisions thereof.

7.10        Consent to Jurisdiction; Enforceability.

7.10.1     This Agreement and the duties and obligations of the Parties shall be enforceable against any of the other Parties in the courts of the State of Maryland. For such purpose, each Party and the Protected Partners hereby irrevocably submits to the nonexclusive jurisdiction of such courts and agrees that all claims in respect of this Agreement may be heard and determined in any of such courts.

Exhibit “M” – Page 10

7.10.2     Each Party hereby irrevocably agrees that a final judgment of any of the courts specified above in any action or proceeding relating to this Agreement shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

7.11        Severability. If any part of any provision of this Agreement shall be invalid or unenforceable in any respect, such part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of such provision or the remaining provisions of this Agreement.

7.12        Costs of Disputes. Except as otherwise expressly set forth in this Agreement, the nonprevailing Party in any dispute arising hereunder shall bear and pay the costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) incurred by the prevailing Party or Parties in connection with resolving such dispute.

Exhibit “M” – Page 11

Agreement to be signed by their respective officers, general partners, or delegates thereunto duly authorized all as of the date first written above.

GLOBAL MEDICAL REIT INC.,

a Maryland corporation

By:
Name:	Jamie Barber
Title:	General Counsel

GLOBAL MEDICAL REIT L.P.,

a Delaware limited partnership

By:	GLOBAL MEDICAL REIT GP LLC,
a Delaware limited liability company,
its General Partner

By:	GLOBAL MEDICAL REIT INC.,
a Maryland corporation,
its sole member

By:
Name:	Jamie Barber
Title:	General Counsel

Protected Partners:

[_________________________]

By:________________________

Exhibit “M” – Page 12

Schedule 2.1(a)

List of Protected Partners

Schedule 2.1(a) – Page 1

Schedule 2.1(b)

Gain Limitation Properties and

Estimated Maximum Protected Gain for Protected Partners as a Group

Name of Protected Property	Closing Date Built In Gain (Aggregate)
$

Schedule 2.1(b) – Page 1

Schedule 2.1(c)

Maximum 704(c) Value to be used in computing protected gain

Name of Protected Property	Agreed Maximum Value
$

Schedule 2.1(c) – Page 1

Exhibit “N”

FORM OF

TENANT NOTICE LETTER

Date: Close of Escrow Date

TO: ALL TENANTS OF __________________________, ____________,

Ladies and Gentlemen:

You are hereby notified that the owner of the above-referenced medical office building (“Owner”) has sold the Property to ________________________ (“Buyer”) as of the date of this Tenant Notice set forth above, and in connection with such sale the Owner has assigned and transferred its interest in the Lease and any and all security deposits thereunder or relating thereto to Buyer, and Buyer has assumed and agreed to perform all of the landlord’s obligations under the Lease (including any obligations set forth in the Lease to repay or account for any security deposits thereunder) from and after such date. Accordingly, (a) all of your obligations under the Lease from and after the date of this Tenant Notice (including your obligations to pay rent and fulfill your insurance requirements, if any) shall be performable to and for the benefit of Buyer, its successors and assigns and (b) all of the obligations of the landlord under the Lease (including any obligations to repay or account for any security deposits thereunder) from and after the date of this Tenant Notice shall be the binding obligations of Buyer and its successors and assigns.

The address of Buyer for all purposes under your lease (including the payments of rentals, the recoupment of security deposits and the giving of any notices provided for in the rental agreements) is:

Very truly yours,

Exhibit “N” – Page 1

Exhibit “O”

FORM OF

RIGHT OF FIRST OFFER

WHEN RECORDED MAIL TO:

Global Medical REIT Inc.

2 Bethesda Metro Center, Suite 440

Bethesda, Maryland 20814

Attention:         Alfonzo Leon

(Space Above for Recorder’s Use)

RIGHT OF FIRST OFFER AGREEMENT

THIS RIGHT OF FIRST OFFER AGREEMENT (this “Agreement”) is entered into as of __________, 2018 (the “Effective Date”) by and between _________________, a _______________________ (“Seller”) and GMR BELPRE, LLC, a Delaware limited liability company (“Buyer”), with respect to the following Recitals:

RECITALS

A.           Seller and Buyer previously entered into that certain Contribution and Sale Agreement, dated _______________, 2018 (as amended, the “Purchase Agreement”) wherein Seller agreed to sell to Buyer, and Buyer agreed to purchase from Seller, that certain property located at 807 Farson St., 805 Farson St., 803 Farson St. and 799 Farson St., Belpre, Ohio 45714 (the “Property”), as more particularly described on Exhibit A attached hereto, on the terms and conditions set forth in the Purchase Agreement. All initially capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement.

B.           Seller also owns that certain real property known as 809 Farson St., Belpre, Ohio 45714 (the “ROFO Property”), as more particularly described on Exhibit B attached hereto.

C.           As a material inducement for Buyer to consummate the transactions contemplated by the Purchase Agreement, Buyer has required and Seller has agreed to enter into this Agreement which gives Buyer certain rights to purchase the ROFO Property, subject to and in accordance with the terms and conditions contained in this Agreement.

NOW, THEREFORE, in consideration of the foregoing Recitals (which are incorporated herein by this reference) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Exhibit “O” – Page 1

AGREEMENT

1.	Rights of First Offer.

(a)          ROFO Property. For so long as Buyer, directly or indirectly owns any portion of the Property, Seller shall, prior to Seller and/or any of its affiliates seeking or negotiating (or upon the receipt of an offer from a third party seeking or negotiating) (i) for the sale or purchase, as applicable, of all or any portion of the ROFO Property or (ii) any third party investment or financial arrangement with respect to developing all or any portion of the ROFO Property, deliver a “ROFO Notice” (as defined in, and in accordance with, Section 1(b) below) to Buyer.

(b)          ROFO Notice; Right of First Offer. A “ROFO Notice” shall (i) state Seller’s intentions with respect to the ROFO Property, (ii) summarize the transaction that Seller and/or its affiliates are considering (including, without limitation, information regarding the debt and equity, or ownership interests or investment opportunities that Seller wishes to offer to, or has received from, a third party), (iii) contain the material economic terms upon which Seller would, in good faith, expect to be able to enter into its contemplated transaction in the market and (iv) offer (in each case, a “Right of First Offer”) to Buyer the opportunity to consider whether it will purchase the ROFO Property on material economic terms substantially similar or equivalent, as the case may be, to those contained in such notice. Seller shall also provide any reasonable additional information that it has with respect to the transaction and the ROFO Property, which Buyer may reasonably request in connection with its consideration of the transaction, including without limitation, a complete copy of the offer that Seller and/or its affiliates are considering. Buyer shall have twenty (20) business days from the date upon which it receives a ROFO Notice to notify Seller of its exercise of such Right of First Offer (or to notify Seller of its intention to exercise such Right of First Offer subject to the approval of Buyer’s Board of Directors, in which case Buyer shall notify Seller of its exercise of such Right of First Offer on or before the thirtieth (30th) business day following the date upon which it receives such ROFO Notice). If Buyer has not responded to a ROFO Notice within the aforementioned time periods, Buyer shall have been deemed to waive its Right of First Offer with respect to the ROFO Property, subject to the Right of First Refusal with respect to the ROFO Property and the other express terms of this Agreement. Upon Buyer’s rejection, or deemed rejection of a Right of First Offer with respect to the ROFO Property, Seller shall then have the right to cause the transaction described in such ROFO Notice to occur with any third party, provided that (a) the closing of such transaction occurs within one (1) year of the date on which Buyer is deemed to have waived such Right of First Offer, and (b) there are no “Material Changes to the ROFO Terms” (as defined in Section 1(c) below) from those set forth in such ROFO Notice.

(c)          Material Changes to the ROFO Terms; Failure to Close. “Material Changes to the ROFO Terms” shall mean that (i) the aggregate effective economic terms are less than ninety-five percent (95%) of the aggregate effective economic terms set forth in the applicable ROFO Notice (i.e., before payment of any commissions or other transaction costs) and/or (ii) any other material term is not substantially similar to such material term as set forth in the applicable ROFO Notice. If any transaction with a third party relating to the ROFO Property does not close within one (1) year of the date on which Buyer is deemed to have waived its Right of First Offer with respect thereto, the ROFO Property shall again become subject to a Right of First Offer.

Exhibit “O” – Page 2

(d)          Revised Offer Notice. If, after Buyer rejects or is deemed to have rejected its Right of First Offer with respect to the ROFO Property, there are any Material Changes to the ROFO Terms with respect thereto from those set forth in the ROFO Notice, before consummating any transaction with a third party based thereon, Seller shall provide written notice to Buyer of such Material Changes to the ROFO Terms (the “Revised Offer Notice”). Buyer shall then have the right to enter into the transaction upon the same terms as are set forth in the Revised Offer Notice (a “Right of First Refusal”) by delivering written notice of its exercise of such Right of First Refusal within fifteen (15) business days from the date upon which it receives the Revised Offer Notice (or to notify Seller of its intention to exercise its Right of First Refusal subject to the approval of Buyer’s Board of Directors, in which case Buyer shall notify Seller of its exercise of a Right of First Refusal on or before the thirtieth (30th) business day following the date upon which it receives the Revised Offer Notice). If Buyer has not responded to the Revised Offer Notice within the aforementioned time periods, Buyer shall have been deemed to waive its Right of First Refusal with respect to the ROFO Property.

(e)          Closing. If Buyer has exercised its Right of First Offer or Right of First Refusal with respect to the ROFO Property pursuant to the terms of this Section 1, Buyer and Seller shall use good faith efforts to close such transaction within sixty (60) days of such exercise (or if the third party offer provides for a later closing date, such later date) upon the terms of definitive legal documents to be negotiated in good faith by the parties (substantially similar to the applicable terms of the Purchase Agreement to the extent that the proposed transaction is substantially similar to the transaction contemplated by the Purchase Agreement, if at all) as soon as practicable following the exercise of such Right of First Offer or Right of First Refusal, as the case may be, by Buyer.

2.	Miscellaneous Provisions.

(a)          Binding on Successors in Interest. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective successors and assigns.

(b)          Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Ohio.

(c)          Modifications. This Agreement may be amended or modified only by written instrument duly executed by both of the parties hereto.

(d)          Notices. Any notice permitted or required hereunder shall be in writing and given to the parties at their respective addresses as set forth below:

To Seller:

Attention:

E-mail:

Phone:	(___) ___-____

Exhibit “O” – Page 3

With a copy to:

Attention:

E-mail:

Phone:	(___) ___-____

To Buyer:	Global Medical REIT Inc.
2 Bethesda Metro Center, Suite 440
Bethesda, Maryland 20814
	Attention:	Alfonzo Leon
	Email:	AlfonzoL@globalmedicalreit.com
	Phone:	(202) 524-6853

With a copy to:	Cox, Castle & Nicholson LLP
2029 Century Park East, 21st Floor
Los Angeles, California 90067
	Attention:	David Lari
	Email:	dlari@coxcastle.com
	Phone:	(310) 284-2292

Either party may change the address to which notice must be given by delivery of notice to the other party in accordance with this Section 2(d). Notice shall be given by one of the following methods:

a.	By overnight commercial courier for next business day delivery, in which case notice shall be deemed delivered on the next business day following delivery to the courier prior to the last scheduled pick-up time.

b.	By electronic mail, in which case notice shall be deemed delivered upon receipt.

(e)          Severability of Provisions. In case any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if the invalid, illegal or unenforceable provision had never been contained herein.

(f)           Time of Essence. Time is of the essence in this Agreement with respect to each provision of and matters contemplated by this Agreement.

(g)          Attorneys’ Fees. In the event of a judicial or administrative proceeding or action by one party against the other party with respect to the interpretation or enforcement of this Agreement, the prevailing party shall be entitled to recover reasonable costs and expenses including, without limitation, reasonable attorneys’ fees and expenses. The prevailing party shall be determined by the court based upon an assessment of which party’s major arguments or position prevailed, and the Court may determine that each party shall incur its own legal fees and expenses.

Exhibit “O” – Page 4

(h)          No Partnership. The parties have entered into this Agreement for the limited purposes set forth herein. Neither party is the agent, employee, or partner of the other party and neither party may bind the other party to any further or additional contracts or obligations with other third parties.

(i)           Waiver. The waiver by either party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of the entire Agreement or as a waiver of any subsequent breach.

(j)           Interpretation of Agreement. It is understood by and between the parties that any ambiguity in an agreement is to be construed against the drafter of the agreement. Instead, any ambiguity shall be interpreted without regard to the identity of the drafter of this Agreement.

(k)          Entire Agreement. This Agreement and all other documents and agreements expressly referred to herein contain the entire agreement between the parties hereto with respect to the matters set forth herein.

(l)           Business Days. The term “business day” shall mean any day other than Saturday, Sunday, or legal holiday under the Federal law or laws of the State where the ROFO Property is located.

(m)         Brokers. Each party represents and warrants to the other that neither has contacted or entered into any agreement with any real estate broker, agent, finder or any other party in connection with this transaction, and that neither party has taken any action which would result in any broker’s, finder’s or other fees or commissions being due and payable to any party with respect to the transaction contemplated hereby. Each party hereby indemnifies and agrees to hold the other party harmless from any loss, liability, damage, cost, or expense (including reasonable attorneys’ fees) resulting to the other party by reason of a breach of the representation and warranty made by such party in this Section.

(n)          Further Assurances. Each party will, whenever and as often as it shall be requested to do so by the other party, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered any and all such further conveyances, assignments, approvals, consents and any and all other documents and do any and all other acts as may be necessary to carry out the intent and purpose of this Agreement.

(o)          Dispute Resolution. Should there be any controversy, dispute or claim arising out of or in connection with this Agreement (hereinafter a “dispute” or “disputes”), the parties shall first attempt to settle the matter by mutual negotiations prior to filing a complaint or otherwise instituting litigation. If these negotiations are unsuccessful, or if it appears to either party that negotiations are stalled, at either party’s election, the dispute will be submitted to mediation to be held at a mutually acceptable location prior to either party filing a complaint or otherwise instituting litigation. In the event that such mediation does not resolve the dispute within ten (10) business days, either party may institute litigation.

Exhibit “O” – Page 5

(p)          Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall be deemed one and the same instrument.

[Remainder of Page Left Blank Intentionally]

Exhibit “O” – Page 6

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first written above.

SELLER:

,
a

By:

Name:

Title:

BUYER:

GMR Belpre, LLC,
a Delaware limited liability company

By:	Global Medical REIT L.P.,
a Delaware limited partnership,
its Sole Member

By:	Global Medical REIT GP LLC,
a Delaware limited liability company,
its General Partner

By:	Global Medical REIT Inc.,
a Maryland corporation,
its sole Member

By:
Name:
Title:

Exhibit “O” – Page 7

STATE OF ________________	)

) SS.

COUNTY OF__________________	)

BEFORE ME, a Notary Public in and for said County and State, personally appeared __________________________________________ who acknowledged that ____ did sign the foregoing instrument, and that the same is _____ free act and deed individually.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal at ___________________________________, _________ this ____ day of ____________________, 20___.

_____________________________________

Notary Public

My commission expires: _________________

This instrument prepared by:

_____________________

_____________________

_____________________

_____________________

_____________________

Exhibit “O” – Page 8

STATE OF ________________	)

) SS.

COUNTY OF__________________	)

BEFORE ME, a Notary Public in and for said County and State, personally appeared __________________________________________ who acknowledged that ____ did sign the foregoing instrument, and that the same is _____ free act and deed individually.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal at ___________________________________, _________ this ____ day of ____________________, 20___.

_____________________________________

Notary Public

My commission expires: _________________

This instrument prepared by:

_____________________

_____________________

_____________________

_____________________

_____________________

Exhibit “O” – Page 9

Exhibit A to Right of First Offer/Refusal Agreement

LEGAL DESCRIPTION OF PROPERTY

[Insert Legal Description]

Exhibit “O” – Page 10

Exhibit B to Right of First Offer/Refusal Agreement

LEGAL DESCRIPTION OF ROFO PROPERTY

[Insert Legal Description]

Exhibit “O” – Page 11

Exhibit “P”

INVESTOR QUESTIONNAIRE

[See attached]

Exhibit “P” – Page 1

Accredited Investor Questionnaire

Global Medical REIT L.P., a Delaware limited partnership (the “Company”), intends to distribute certain equity interests in the Company (the “Securities”) to the undersigned. The Securities will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state “blue sky” securities laws, but instead will be offered in reliance upon certain exemptions from registration under the Securities Act and applicable state laws. To support these exemptions, the Company requests that you complete this Accredited Investor Questionnaire (this “Questionnaire”) to enable the Company to determine whether you qualify as an “accredited investor” pursuant to the provisions of Rule 501(a) of Regulation D under the Securities Act.

THE SECURITIES WILL NOT BE OFFERED OR SOLD TO THE UNDERSIGNED UNLESS AND UNTIL THIS QUESTIONNAIRE HAS BEEN PROPERLY COMPLETED AS THOROUGHLY AS POSSIBLE, EXECUTED AND DELIVERED TO THE COMPANY. IN THE CASE OF AN INVESTOR THAT IS A PARTNERSHIP, TRUST OR CORPORATION WHICH DOES NOT ITSELF QUALIFY AS AN ACCREDITED INVESTOR, EACH EQUITY OWNER IN SUCH ENTITY MUST COMPLETE THIS QUESTIONNAIRE TO DETERMINE ACCREDITED STATUS.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security.

If you wish to be considered an “accredited investor,” you must INITIAL the paragraph below which describes the suitability requirement under which you intend to qualify. We may ask you to provide additional information to document the representation initialed, as described within each paragraph. ONLY ONE PARAGRAPH NEED BE INITIALED. Please note that if the Securities will be held other than in an individual’s name, the information below should be supplied for the entity which will hold such Securities.

      1.      The undersigned is NOT an Accredited Investor.

OR

      2.      Individual Net Worth Suitability

This suitability requirement may be selected only by a natural individual(s),and NOT by a corporation, partnership, trust, estate, unincorporated association or other entity.

Exhibit “P” – Page 2

The undersigned represents and warrants that his or her individual net worth or joint net worth with his or her spouse, exceeds $1,000,000. For purposes of this Questionnaire, "net worth" means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person's primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home's estimated fair market value as long as the mortgage was incurred more than 60 days before the Securities are purchased, but includes (i) any mortgage amount in excess of the home's fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of Securities for the purpose of investing in the Securities.

OR

      3.      Individual Net Income Suitability

This suitability requirement may be selected only by a natural individual(s), and NOT by a corporation, partnership, trust, estate, unincorporated association or other entity.

The undersigned represents and warrants that his or her individual net income was in excess of $200,000 in each of the two most recent years, or his or her joint income with his or her spouse was in excess of $300,000 in each of those years, and he or she reasonably expects his or her net income to reach such level in the current year.

OR

      4.      Executive Officer Status

This suitability requirement may be selected only by a natural individual(s), and NOT by a corporation, partnership, trust, estate, unincorporated association or other entity.

The undersigned is a director, executive officer or general partner of the Company, or a director, executive officer or general partner of a general partner of the Company. (For purposes of this Questionnaire, executive officer means the president; any vice president in charge of a principal business unit, division or function, such as sales, administration or finance; or any other person or persons who perform(s) similar policymaking functions for the Issuer.)

OR

      5.      Certain Qualified Organizations:

The undersigned represents and warrants that it is (check one):

____	a. A corporation, partnership, Massachusetts or similar business trust, or organization described in Section 501(c)(3) of the Internal Revenue Code (tax exempt organization), not formed for the specific purpose of acquiring the Securities, having total assets in excess of $5,000,000.

Exhibit “P” – Page 3

____	b. A bank, savings and loan association or other similar institution (as defined in Sections 3(a)(2) and 3(a)(5)(A) of the Securities Act).

____	c. An insurance company (as defined in Section 2(13) of the Securities Act).

____	d. An investment company registered under the Investment Company Act of 1940.

____	e. A business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940 or private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

____	f. A Small Business Investment Company licensed by the U.S. Small Business Administration under Sections 301(c) or (d) of the Small Business Investment Act of 1958.

____	g. A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

____	h. A trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in the Securities.

NOTE: If you claim suitability under this paragraph (5), the Company may require that you provide appropriate information supporting your claim to status as a Qualified Organization.

OR

      6.      Entity Suitability:

The undersigned represents and warrants that it is a corporation, a partnership, an unincorporated association or other similar entity, and that each owner of an equity interest in the entity satisfies the suitability requirements of either paragraphs (2), (3), (4) or (5) above. An entity may be newly formed for the purpose of purchasing the Securities.

NOTE:    If you claim suitability under this paragraph (6), you must submit a list of each of the owners with an equity interest in the entity, setting forth the address and telephone number and list for EACH such owner the information required under paragraphs (2), (3), (4) or (5) above. These separate pages must be validly signed by or on behalf of each such owner or beneficiary.

[Remainder of page intentionally blank]

Exhibit “P” – Page 4

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire on this ___ day of _________, 2018.

(Signature of Investor)

(Print Name)

(State of Residence)

Exhibit “P” – Page 5

Exhibit “Q”

OP PARTNERSHIP AGREEMENT

[See attached]

Exhibit “Q” – Page 1

Exhibit “R”

Form of

BELPRE I EASEMENT AGREEMENT

EASEMENT AND RIGHT OF WAY AGREEMENT

THIS EASEMENT AND RIGHT OF WAY AGREEMENT, Made and entered into this _____ day of March, 2018, by and between BELPRE I, LLC, a West Virginia limited liability company, party of the first part (hereinafter “Grantor”), and MINNITE FAMILY, LLC, a West Virginia limited liability company, party of the second part (hereinafter “Grantee”).

WHEREAS, Grantor is the owner of a certain tract of real estate containing 2.485 acres, more or less, situate in the City of Belpre, Washington County, Ohio, being the same real estate granted and conveyed unto Grantor by deed of record in Official Record Volume 507, at Page 405 in the Washington County, Ohio Recorder’s Office (“Grantor’s Parcel”), and

WHEREAS, Grantee is the owner of a certain tract of real estate situate in the City of Belpre, Washington County, Ohio, adjoining Grantor’s Parcel on its western boundary, being the same real estate granted and conveyed unto Grantee by deed of record in Official Record Volume 610, at Page 2651 in the Washington County, Ohio Recorder’s Office (“Grantee’s Parcel”), and

WHEREAS, the building and other improvements situate on Grantor’s Parcel is leased by Grantor to Marietta Memorial Hospital (“Hospital”) for the operation of a free standing medical facility (“Building I”), and

WHEREAS, Grantee has entered into an Agreement and Lease with the said Hospital whereby Grantee is to construct and lease to Hospital a building and other improvements on Grantee’s Parcel to also be operated as a free standing medical facility (“Building V”), the plans for which as drawn by Hospital provide for Building V and appurtenant improvements to connect with Building I and appurtenant improvements on Grantor’s Parcel, and

WHEREAS, in order to accomplish the wishes of their common tenant to connect the aforesaid buildings and improvements, and the construction and operation thereof, the parties hereto have agreed to the grant and conveyance by Grantor to Grantee of the easements and rights of way herein described, upon the terms and conditions herein described, and

WHEREAS, this Easement and Right of Way Agreement in facilitating the connection of said buildings and improvements and the construction and operation of the same and thereby benefitting the parties’ common tenant and enhancing both of the aforesaid properties, in turn is of the mutual benefit to the parties and constitutes good and valuable consideration for this Easement and Right of Way Agreement;

Exhibit “R” – Page 1

NOW THEREFORE THIS AGREEMENT WITNESSETH: That for and in consideration of Five ($5.00) Dollars, cash in hand paid, and other good and valuable consideration, including, but not limited to, the mutual benefit to the parties herein recited, the receipt and sufficiency of all of which is hereby acknowledged, the parties agree as follows:

1.           Grantor hereby grants and conveys unto Grantee, a perpetual, exclusive easement and right of way over, across and upon Grantor’s Parcel, for the use and benefit of Grantee’s Parcel for purposes of the construction, including connection thereof to Building I and its appurtenant improvements, repair, maintenance and operation of the portions of Building V and its appurtenant improvements to be situate on Grantor’s Parcel as designed by Hospital, which easement and right of way is more particularly described on “Exhibit A” hereto, and an easement and right of way for purposes of ingress, egress and regress over, across and upon portions of Grantor’s Parcel adjoining said easement and right of way as may be reasonable and necessary for the aforesaid purposes, all of which easements and rights of way shall run with the land.

2.           Grantee, from time to time, and at all times, at its own cost and expense, shall construct, including connection thereof to Building I and its appurtenant improvements, repair and maintain the portion of Building V and its appurtenant improvements to be situate on Grantor’s Parcel as designed by Hospital, in a proper, substantial and workmanlike manner. All such construction, repair and maintenance shall be done in a manner which does not unreasonably intrude upon, hinder, obstruct or disturb the use of the remainder of Grantor’s Parcel. Neither will Grantee suffer any lien to be claimed against Grantor’s Parcel arising from any such construction, repair or maintenance or the cost and expense thereof, shall immediately notify Grantor of the existence of any such lien or claim thereof and discharge and obtain the release thereof, and shall indemnify, defend and hold harmless Grantor and Grantor’s Parcel therefrom and from the cost and expense of such construction, repair and maintenance.

3.           Grantee shall fully repair any damage or disturbance caused to Grantor’s Parcel arising from the aforesaid construction, repair, maintenance and operation of the portion of Building V and its appurtenant improvements located on Grantor’s Parcel pursuant hereto and shall indemnify, defend and hold harmless Grantor from and against any claims, damages, liabilities, or losses resulting from any injury or damage to any person or property arising in any manner from such construction, repair, maintenance or operation.

4.           The terms of this agreement shall be binding upon, and inure to the benefit of, the parties and their tenants, successor and assigns, and shall be governed in accordance with the law of the State of Ohio.

Exhibit “R” – Page 2

WITNESS the following signatures:

BELPRE I, LLC

By:	MINNITE FAMILY, LLC,

Its Sole Member

By:

Pat Minnite, Jr.

Its: Manager

By:

Karmyn M. Conley

Its: Manager

By:

Pat Minnite, III

Its: Manager

By:

Jason R. Minnite

Its: Manager

Exhibit “R” – Page 3

Minnite Family, LLC

By:

Pat Minnite, Jr.

Its: Manager

By:

Karmyn M. Conley

Its: Manager

By:

Pat Minnite, III

Its: Manager

By:

Jason R. Minnite

Its: Manager

This instrument was prepared by ______________________________________________.

Exhibit “R” – Page 4

Exhibit A

[TO BE PROVIDED]

Exhibit “R” – Page 5

Exhibit “S”

Form of

BELPRE IV EASEMENT AGREEMENT

EASEMENT AND RIGHT OF WAY AGREEMENT

THIS EASEMENT AND RIGHT OF WAY AGREEMENT, Made and entered into this _____ day of March, 2018, by and between 601 PLAZA L.L.C., a West Virginia limited liability company, party of the first part (hereinafter “Grantor”), and BELPRE IV, LLC, a West Virginia limited liability company, party of the second part (hereinafter “Grantee”).

WHEREAS, Grantor is the owner of a certain tract of real estate situate in the City of Belpre, Washington County, Ohio, being part of the same real estate granted and conveyed unto Grantor by deed of record in Official Record Volume 493, at Page 1576 in the Washington County, Ohio Recorder’s Office (“Grantor’s Parcel”), and

WHEREAS, Grantee is the owner of a certain tract of real estate containing 3.709 acres, more or less, situate in the City of Belpre, Washington County, Ohio, adjoining Grantor’s Parcel on its northern boundary, being the same real estate granted and conveyed unto Grantee by deed of record in Official Record Volume 548, at Page 2183 in the Washington County, Ohio Recorder’s Office (“Grantee’s Parcel”), and

WHEREAS, the parties wish to enter into this written Easement and Right of Way Agreement for the purposes and upon the terms hereinafter described to memorialize the existing agreement and arrangement of the parties to the mutual benefit of the parties;

NOW THEREFORE THIS AGREEMENT WITNESSETH: That for and in consideration of Five ($5.00) Dollars, cash in hand paid, and other good and valuable consideration, including, but not limited to, the mutual benefit to the parties of this written instrument, the receipt and sufficiency of all of which is hereby acknowledged, the parties agree as follows:

1.           Grantor hereby grants and conveys unto Grantee, a perpetual, exclusive easement and right of way over, across and upon Grantor’s Parcel for the use and benefit of Grantee’s Parcel for purposes of ingress, egress and regress to and from Grantee’s Parcel and Farson Street and for purposes of the construction, reconstruction, paving, repaving, repair and maintenance of said easement and right of way and the surface thereof, which easement and right of way is more particularly described on “Exhibit A” hereto, and an easement and right of way for purposes of ingress, egress and regress over, across and upon portions of Grantor’s Parcel adjoining the aforesaid easement and right of way as may be reasonable and necessary for the aforesaid purposes, all of which easements and rights of way shall run with the land.

Exhibit “S” – Page 1

2.           Grantee, from time to time, and at all times, at its own cost and expense, shall construct, reconstruct, pave, repave, repair and maintain, the area of said easement and right of way, and the surface thereof, in a proper, substantial and workmanlike manner. All such construction, reconstruction, paving, repaving, repair and maintenance shall be done in a manner which does not unreasonably intrude upon, hinder, obstruct or disturb the use of the remainder of Grantor’s Parcel. Neither will Grantee suffer any lien to be claimed against Grantor’s Parcel arising from any such construction, reconstruction, paving, repaving, repair or maintenance or the cost and expense thereof, shall immediately notify Grantor of the existence of any such lien or claim thereof and discharge and obtain the release thereof, and shall indemnify, defend and hold harmless Grantor and Grantor’s Parcel therefrom and from the cost and expense of such construction, reconstruction, paving, repaving, repair and maintenance.

3.           Grantee shall fully repair any damage or disturbance caused to Grantor’s Parcel arising from the aforesaid construction, reconstruction, paving, repaving, repair and maintenance and Grantee’s use of said easements and rights of way hereby granted and conveyed, and shall indemnify, defend and hold harmless Grantor from and against any claims, damages, liabilities or losses resulting from any injury or damage to any person or property arising in any manner from such construction, reconstruction, paving, repaving, repair, maintenance or use.

4.           The terms of this agreement shall be binding upon, and inure to the benefit of, the parties and their tenants, successors and assigns, and shall be governed in accordance with the law of the State of Ohio.

WITNESS the following signatures:

601 PLAZA L.L.C.

By:

Pat Minnite, Jr.

Its: Manager

By:

Karmyn S. Conley

Its: Manager

Exhibit “S” – Page 2

By:

Pat Minnite, III

Its: Manager

By:

Jason R. Minnite

Its: Manager

BELPRE IV, LLC

By:	MINNITE FAMILY, LLC,

Its Sole Member

By:

Pat Minnite, Jr.

Its: Manager

Exhibit “S” – Page 3

By:

Karmyn M. Conley

Its: Manager

By:

Pat Minnite, III

Its: Manager

By:

Jason R. Minnite

Its: Manager

This instrument was prepared by ______________________________________________.

Exhibit “S” – Page 4

Exhibit A

[TO BE PROVIDED]

Exhibit “S” – Page 5

Schedule 1

Allocation of Purchase Price

Building/Parcel	Purchase Price
Minnite Family Property	$1,000,000
Belpre I	$16,650,000
Belpre II	$7,675,000
Belpre III	$8,375,000
Belpre IV	$30,500,000
Total	$64,200,000

Schedule 1 – Page 1

Schedule 4.30

NAMES, ADDRESSES AND PERCENTAGE INTERESTS

OF OP UNIT HOLDERS

Name	Notice Address	Percentage Interest
Minnite Family, LLC, a West Virginia limited liability company	1000 Grand Central Mall, Vienna, WV 26105	100%

Schedule 4.30 – Page 1